UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under §240.14a-12

KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED APRIL 10, 2025
[           ], 2025
Dear Shareholder:
You are cordially invited to attend the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Kiniksa Pharmaceuticals International, plc, to be held on June 3, 2025, at 3:00 p.m. British Summer Time (10:00 a.m. Eastern Daylight Time) at Third Floor, 23 Old Bond Street, London, United Kingdom W1S 4PZ. The Notice of Annual Meeting and proxy statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the heading “Who Can Attend the Annual Meeting?” in the proxy statement for more information about how to attend the Annual Meeting in person.
Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. I urge you to promptly vote and submit your proxy by phone, the Internet, or, if you received paper copies of our proxy materials and proxy card, by signing, dating and mailing the proxy card in the return envelope provided therewith. If you have received our Notice of Internet Availability of Proxy Materials, the instructions regarding how you can vote are in such notice. If you have received a proxy card, then instructions regarding how you can vote are on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
Sanj K. Patel
Chief Executive Officer and Chairman of the Board

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED APRIL 10, 2025
Notice of Annual Meeting of Shareholders
To be held June 3, 2025

KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC
THIRD FLOOR
23 OLD BOND STREET
LONDON, UNITED KINGDOM W1S 4PZ

This year’s Annual Meeting will be held on June 3, 2025 at 3:00 p.m. British Summer Time (10:00 a.m. Eastern Daylight Time) at Third Floor, 23 Old Bond Street, London, United Kingdom W1S 4PZ:
The proposals to be considered and acted upon at the Annual Meeting are described in more detail in this proxy statement and are as follows:
Ordinary Resolutions

To re-elect Sanj K. Patel, Thomas R. Malley and Richard S. Levy as Class I Directors to serve on the Board of Directors until the 2028 Annual Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with the Articles of Association (the “Articles”) of Kiniksa Pharmaceuticals International, plc (the “Company”).

To re-elect Stephen R. Biggar, G. Bradley Cole and Barry D. Quart as Class II Directors to serve on the Board of Directors until the 2026 Annual Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with the Articles.

To re-elect Felix J. Baker, Ph.D., M. Cantey Boyd, Tracey L. McCain and Kimberly J. Popovits as Class III Directors to serve on the Board of Directors until the 2027 Annual Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with the Articles.

To approve the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s UK statutory auditors until the close of our next Annual Meeting of Shareholders.
To ratify the appointment of PwC as the Company’s US independent registered public accounting firm for the fiscal year ending December 31, 2025.

To authorize the Board of Directors, through our Audit Committee, to determine PwC’s remuneration in its capacity as our UK statutory auditors until the close of our next Annual Meeting of Shareholders.

To receive the Company’s UK statutory annual accounts and report for the period ended December 31, 2024 (the “UK Annual Report”).

To approve, on an advisory (non-binding) basis, the Company’s UK Statutory Directors’ Annual Remuneration Report for the period ended December 31, 2024 (the “UK Remuneration Report”), which is set forth in Annex A to this proxy statement and contained in the UK Annual Report.

To approve the Company’s UK Statutory Directors’ Remuneration Policy (the “UK Remuneration Policy”), which is set forth in Annex A to this proxy statement and contained in the UK Annual Report.

To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.

To authorize the Board of Directors, generally and unconditionally for the purpose of section 551 of the UK Companies Act 2006 (the “Companies Act”) to allot shares in the Company or to grant rights to subscribe for or to convert any security into shares in the Company (“Rights”) up to a maximum aggregate nominal amount of $6,976.33, which represents approximately 35% of the issued ordinary share capital of the Company on the Record Date. This authority shall expire (unless previously renewed, varied or revoked) on June 2, 2030, but we may at any time before the expiration of this authority make an offer or agreement which would or might require shares to be allotted, or Rights to be granted, pursuant to this authority after its expiration, and the Board of Directors may allot shares or grant Rights in pursuance of that offer or agreement as if the authority conferred by this resolution had not expired. The authority granted by this resolution shall replace all of our existing authorities to allot any shares and to grant Rights previously granted in connection with the adoption of the Articles in June 2024, but without prejudice to any allotment of shares or grant of Rights already made or agreed or offered to be made pursuant to such authorities.

Special Resolutions

Subject to the passing of Proposal No. 11, to empower the Board of Directors generally pursuant to section 570(1) and section 573 of the Companies Act to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the general authority conferred on them by Proposal No. 11 as if section 561(1) of the Companies Act did not apply to that allotment. This power (a) shall be limited to the allotment of equity securities up to a maximum aggregate of $6,976.33; (b) will expire (unless previously renewed, varied or revoked) on June 2, 2030, but we may at any time before the expiration of this power make an offer or agreement which would or might require equity securities to be allotted after that expiry and the Board of Directors may allot equity securities pursuant to any of those offers or agreements as if the power had not expired; and (c) will apply in relation to a sale of shares which is an allotment of equity securities by virtue of section 560(3) of the Companies Act as if in the first paragraph of this resolution the words “pursuant to the general authority conferred on them by Proposal No. 11” were omitted. For purposes of this resolution, references to the allotment of equity securities shall be interpreted in accordance with section 560 of the Companies Act. This resolution replaces all unexercised powers previously granted to the Board of Directors, pursuant to the adoption of the Articles in June 2024, to allot equity securities as if section 561 of the Companies Act did not apply but shall be without prejudice to any allotment of equity securities already made or agreed or agreed to be made pursuant to such authorities.

To authorize the Board of Directors to conduct a transaction with the Company’s wholly-owned subsidiary, Kiniksa Pharmaceuticals, Ltd. (“Kiniksa Bermuda”), whereby the Company will redeem the preference shares previously issued to Kiniksa Bermuda through the capitalization of the Company’s merger reserve account and subsequently cancel the merger reserve bonus share issued as part of such capitalization via a court-approved process, thus creating distributable reserves to be utilized to redeem such preference shares and thereby allowing for the liquidation of Kiniksa Bermuda.

The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
Holders of record of our Class A ordinary shares (“Class A Shares”) and Class B ordinary shares (“Class B Shares” and together, “Voting Shares”) as of the close of business on April 8, 2025 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement, or adjournment of the Annual Meeting.
Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares and submit your proxy via the toll-free telephone number or over the Internet, as described in the materials you received. If you received a paper copy of the proxy card in respect of the Annual Meeting by mail, you may sign, date and mail the proxy card in the return envelope provided therewith. Promptly voting your shares and submitting your proxy will help ensure the presence of a quorum at the Annual Meeting and save us the expense of further solicitation. Voting your shares and submitting your proxy now will not prevent you from voting your shares at the Annual Meeting.
By Order of the Board of Directors,
Madelyn Zeylikman
Secretary
London, United Kingdom
[           ], 2025

Notice of Annual Meeting of Shareholders

Proxy Statement Summary	1
Information about our 2025 Annual Meeting of Shareholders	1
Purpose of the Annual Meeting	1
Corporate Governance Highlights	2
Executive Compensation Highlights	3
Proxy Statement for Annual Meeting of Shareholders	4
Proposals	4
Recommendations of the Board	6
Information About this Proxy Statement	7
Questions and Answers About the Annual Meeting	7
Annual Meeting Proposals to be Voted On	16
Annual Meeting Proposal No. 1—Re-Election of Class I Directors	16
Annual Meeting Proposal No. 2—Re-Election of Class II Directors	18
Annual Meeting Proposal No. 3—Re-Election of Class III Directors	20
Annual Meeting Proposal No. 4—Approval of the Appointment of PwC as the Company’s UK Statutory Auditors	22
Annual Meeting Proposal No. 5—Ratification of Appointment of PwC as the Company’s US Independent Registered Public Accounting Firm	22
Annual Meeting Proposal No. 6—Authorization of the Board of Directors, Through the Audit Committee, to Determine PwC’s Remuneration in its Capacity as the Company’s UK Statutory Auditors	22
Annual Meeting Proposal No. 7—Receipt of the UK Annual Report	24
Annual Meeting Proposal No. 8—Approval on an Advisory (Non-Binding) Basis of the UK Remuneration Report	25
Annual Meeting Proposal No. 9—Approval of the UK Remuneration Policy	26
Annual Meeting Proposal No. 10—Advisory Vote on Executive Compensation	27
Background to Proposals No. 11 and No. 12	29
Annual Meeting Proposal No. 11—Authorization of Allotment of Shares	29
Annual Meeting Proposal No. 12—Disapplication of Pre-Emption Rights	31
Annual Meeting Proposal No. 13—Authorization of the Board of Directors to capitalize the Company’s merger reserve account, creating a distributable reserve account and allowing for the liquidation of Kiniksa Bermuda	33
Report of the Audit Committee of the Board of Directors	35
Independent Registered Public Accounting Firm Fees and Other Matters	36

Table of Contents continued

Table of Contents continued

Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement and does not contain all of the important information that you should consider. As such, you should read the entire proxy statement carefully before voting.
Information about our 2025 Annual Meeting of Shareholders

Date and Time:	June 3, 2025 at 3:00 p.m. British Summer Time (10:00 a.m. Eastern Daylight Time)
Location:	Third Floor, 23 Old Bond Street, London, United Kingdom W1S 4PZ
Record Date:	April 8, 2025
Purpose of the Annual Meeting

The proposals to be considered and acted upon at the Annual Meeting are described in more detail in this proxy statement and are as follows:
Ordinary Resolutions

To re-elect Sanj K. Patel, Thomas R. Malley and Richard S. Levy as Class I Directors to serve on the Board of Directors until the 2028 Annual Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with the Articles.

To re-elect Stephen R. Biggar, G. Bradley Cole and Barry D. Quart as Class II Directors to serve on the Board of Directors until the 2026 Annual Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with the Articles.

To re-elect Felix J. Baker, Ph.D., M. Cantey Boyd, Tracey L. McCain and Kimberly J. Popovits as Class III Directors to serve on the Board of Directors until the 2027 Annual Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with the Articles.

To approve the appointment of PwC as the Company’s UK statutory auditors until the close of our next Annual Meeting of Shareholders.
To ratify the appointment of PwC as the Company’s US independent registered public accounting firm for the fiscal year ending December 31, 2025.

To authorize the Board of Directors, through our Audit Committee, to determine PwC’s remuneration in its capacity as our UK statutory auditors until the close of our next Annual Meeting of Shareholders.

To receive the UK Annual Report.
To approve, on an advisory (non-binding) basis, the UK Remuneration Report, which is set forth in Annex A to this proxy statement and contained in the UK Annual Report.
To approve the UK Remuneration Policy, which is set forth in Annex A to this proxy statement and contained in the UK Annual Report.
To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.

Proxy Statement Summary

To authorize the Board of Directors, generally and unconditionally for the purpose of section 551 of the Companies Act to allot shares in the Company or to grant Rights up to a maximum aggregate nominal amount of $6,976.33, which represents approximately 35% of the issued ordinary share capital of the Company on the Record Date. This authority shall expire (unless previously renewed, varied or revoked) on June 2, 2030, but we may at any time before the expiration of this authority make an offer or agreement which would or might require shares to be allotted, or Rights to be granted, pursuant to this authority after its expiration, and the Board of Directors may allot shares or grant Rights in pursuance of that offer or agreement as if the authority conferred by this resolution had not expired. The authority granted by this resolution shall replace all of our existing authorities to allot any shares and to grant Rights previously granted in connection with the adoption of the Articles in June 2024, but without prejudice to any allotment of shares or grant of Rights already made or agreed or offered to be made pursuant to such authorities.

Special Resolutions

Subject to the passing of Proposal No. 11, to empower the Board of Directors generally pursuant to section 570(1) and section 573 of the Companies Act to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the general authority conferred on them by Proposal No. 11 as if section 561(1) of the Companies Act did not apply to that allotment. This power (a) shall be limited to the allotment of equity securities up to a maximum aggregate of $6,976.33; (b) will expire (unless previously renewed, varied or revoked) on June 2, 2030, but we may at any time before the expiration of this power make an offer or agreement which would or might require equity securities to be allotted after that expiry and the Board of Directors may allot equity securities pursuant to any of those offers or agreements as if the power had not expired; and (c) will apply in relation to a sale of shares which is an allotment of equity securities by virtue of section 560(3) of the Companies Act as if in the first paragraph of this resolution the words “pursuant to the general authority conferred on them by Proposal No. 11” were omitted. For purposes of this resolution, references to the allotment of equity securities shall be interpreted in accordance with section 560 of the Companies Act. This resolution replaces all unexercised powers previously granted to the Board of Directors, pursuant to the adoption of the Articles in June 2024, to allot equity securities as if section 561 of the Companies Act did not apply but shall be without prejudice to any allotment of equity securities already made or agreed or agreed to be made pursuant to such authorities.

To authorize the Board of Directors to conduct a transaction with Kiniksa Bermuda, whereby the Company will redeem the preference shares previously issued to Kiniksa Bermuda through the capitalization of the Company’s merger reserve account and subsequently cancel the merger reserve bonus share issued as part of such capitalization via a court-approved process, thus creating distributable reserves to be utilized to redeem such preference shares and thereby allowing for the liquidation of Kiniksa Bermuda.

Corporate Governance Highlights

We maintain corporate governance guidelines (the “Corporate Governance Guidelines”) that set forth a flexible framework within which the Board, assisted by its committees, exercises its responsibilities. The Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee (the “Governance Committee”) from time to time as appropriate and are subject to change. Listed below are some of our corporate governance practices.

Proxy Statement Summary

What We Do
✓
9 Independent Directors out of 10 Directors

✓
Separate Lead Independent Director and Chairman of the Board Roles

✓
100% Independent Board Committees

✓
Regular Executive Sessions of Independent Directors

✓
Risk Oversight by the Board and Board Committees

✓
Board and Committee Self-Evaluations

✓
Access to Executives, Other Employees, and Advisors

Executive Compensation Highlights

Our Compensation Committee, which reviews our compensation programs, practices and policies, is committed to effective compensation governance. Listed below are some of the executive compensation practices and policies designed to drive performance, mitigate against undue risk, and align the interests of our executives and other employees with those of our shareholders.

What We Do
✓
Provide a Mix of Fixed and Variable Compensation, with Emphasis on Variable Compensation

✓
Provide a Mix of Annual- and Long-Term Incentive Compensation, with Emphasis on Long-Term Incentive Compensation

✓
Subject Annual and Long-Term Incentive Compensation to Measurable and Rigorous Goals

✓
Engage Independent Compensation Consultants

✓
Design Compensation Programs to Have a Strong Link Between Performance Measures and Strategic Objectives

✓
Utilize Competitive Market Data and a Compensation Peer Group

✓
Seek Shareholder Approval of Director Remuneration Policy

✓
Maintain a Policy Prohibiting Hedging and Pledging

✓
Maintain a Policy Providing for the “Clawback” of Certain Executive Compensation in the Event of a Restatement

What We Don’t Do
✕
No Excise Tax Gross-Ups in Existing Agreements

✕
No Pension or Executive Retirement Plans for our US-based Executive Officers

✕
No Automatic Single Trigger Equity Acceleration on Change of Control

✕
No Repricing or Cash Buyouts of Underwater Options Without Shareholder Approval

✕
No Discount Share Options

✕
No Excessive Perquisites

✕
No Excessive Severance Benefits

Proxy Statement for Annual Meeting of Shareholders

Kiniksa Pharmaceuticals International, Plc
Third Floor
23 Old Bond Street
London, United Kingdom W1S 4PZ

This proxy statement is furnished in connection with the solicitation by the Board of Directors (“Board” or “Board of Directors”) of Kiniksa Pharmaceuticals International, plc (the “Company” or “Kiniksa International”), of proxies to be voted at the Annual Meeting to be held on June 3, 2025 at 3:00 p.m. British Summer Time (10:00 a.m. Eastern Daylight Time) at Third Floor, 23 Old Bond Street, London, United Kingdom W1S 4PZ.
Holders of record of our Voting Shares, as of the close of business on April 8, 2025 (the “Record Date;” and such shareholders, the “Record Date Shareholders”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment thereof.
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), on or about [           ], 2025, we sent Notices of Internet Availability of Proxy Materials and provided access to our proxy materials over the Internet to the Annual Meeting.
Kiniksa International was originally incorporated as a wholly-owned subsidiary of Kiniksa Pharmaceuticals, Ltd. (“Kiniksa Bermuda”). In June 2024, we completed a transaction pursuant to which Kiniksa International became the principal holding company of the Kiniksa organization (the “Redomiciliation”), pursuant to a scheme of arrangement approved by both the Bermuda Supreme Court and our shareholders. As used herein, and unless the context otherwise requires, references to “Kiniksa,” “we,” “us,” “our” and similar words or phrases prior to the Redomiciliation shall refer to Kiniksa Bermuda and from and after the Redomiciliation, to Kiniksa International. In addition, references to “ordinary shares” prior to the Redomiciliation are to Kiniksa Bermuda’s common shares and from and after the Redomiciliation are to Kiniksa International’s ordinary shares.
Our audited financial statements for the fiscal year ended December 31, 2024, as approved by our Board of Directors together with the report of PwC as our UK statutory auditors, with respect to those financial statements, will be presented at the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 3, 2025: The proxy materials are available at www.proxyvote.com.
Proposals

The proposals to be considered and acted upon at the Annual Meeting are described in more detail in this proxy statement and are as follows:
Ordinary Resolutions

To re-elect Sanj K. Patel, Thomas R. Malley and Richard S. Levy as Class I Directors to serve on the Board of Directors until the 2028 Annual Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with the Articles.

To re-elect Stephen R. Biggar, G. Bradley Cole and Barry D. Quart as Class II Directors to serve on the Board of Directors until the 2026 Annual Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with the Articles.

To re-elect Felix J. Baker, Ph.D., M. Cantey Boyd, Tracey L. McCain and Kimberly J. Popovits as Class III Directors to serve on the Board of Directors until the 2027 Annual Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with the Articles.

Proxy Statement for Annual Meeting of Shareholders

To approve the appointment of PwC as the Company’s UK statutory auditors until the close of our next Annual Meeting of Shareholders.
To ratify the appointment of PwC as the Company’s US independent registered public accounting firm for the fiscal year ending December 31, 2025.

To authorize the Board of Directors, through our Audit Committee, to determine PwC’s remuneration in its capacity as our UK statutory auditors until the close of our next Annual Meeting of Shareholders.

To receive the UK Annual Report.
To approve, on an advisory (non-binding) basis, the UK Remuneration Report, which is set forth in Annex A to this proxy statement and contained in the UK Annual Report.
To approve the UK Remuneration Policy, which is set forth in Annex A to this proxy statement and contained in the UK Annual Report.
To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.

To authorize the Board of Directors, generally and unconditionally for the purpose of section 551 of the Companies Act to allot shares in the Company or to grant Rights up to a maximum aggregate nominal amount of $6,976.33, which represents approximately 35% of the issued ordinary share capital of the Company on the Record Date. This authority shall expire (unless previously renewed, varied or revoked) on June 2, 2030, but we may at any time before the expiration of this authority make an offer or agreement which would or might require shares to be allotted, or Rights to be granted, pursuant to this authority after its expiration, and the Board of Directors may allot shares or grant Rights in pursuance of that offer or agreement as if the authority conferred by this resolution had not expired. The authority granted by this resolution shall replace all of our existing authorities to allot any shares and to grant Rights previously granted in connection with the adoption of the Articles in June 2024, but without prejudice to any allotment of shares or grant of Rights already made or agreed or offered to be made pursuant to such authorities.

Special Resolutions

Subject to the passing of Proposal No. 11, to empower the Board of Directors generally pursuant to section 570(1) and section 573 of the Companies Act to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the general authority conferred on them by Proposal No. 11 as if section 561(1) of the Companies Act did not apply to that allotment. This power (a) shall be limited to the allotment of equity securities up to a maximum aggregate of $6,976.33; (b) will expire (unless previously renewed, varied or revoked) on June 2, 2030, but we may at any time before the expiration of this power make an offer or agreement which would or might require equity securities to be allotted after that expiry and the Board of Directors may allot equity securities pursuant to any of those offers or agreements as if the power had not expired; and (c) will apply in relation to a sale of shares which is an allotment of equity securities by virtue of section 560(3) of the Companies Act as if in the first paragraph of this resolution the words “pursuant to the general authority conferred on them by Proposal No. 11” were omitted. For purposes of this resolution, references to the allotment of equity securities shall be interpreted in accordance with section 560 of the Companies Act. This resolution replaces all unexercised powers previously granted to the Board of Directors, pursuant to the adoption of the Articles in June 2024, to allot equity securities as if section 561 of the Companies Act did not apply but shall be without prejudice to any allotment of equity securities already made or agreed or agreed to be made pursuant to such authorities.

Proxy Statement for Annual Meeting of Shareholders

To authorize the Board of Directors to conduct a transaction with Kiniksa Bermuda, whereby the Company will redeem the preference shares previously issued to Kiniksa Bermuda through the capitalization of the Company’s merger reserve account and subsequently cancel the merger reserve bonus share issued as part of such capitalization via a court-approved process, thus creating distributable reserves to be utilized to redeem such preference shares and thereby allowing for the liquidation of Kiniksa Bermuda.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, however, the proxy holders named on Kiniksa’s proxy card will vote your shares in accordance with their discretion.
Recommendations of the Board

The following table summarizes the items that will be brought for a vote at the Annual Meeting, along with the Board’s voting recommendations:
Proposal	Description of Proposal	Board’s Recommendation
Ordinary Resolutions
(1)	Re-election of Sanj K. Patel, Thomas R. Malley and Richard S. Levy as Class I Directors.	FOR
(2)	Re-election of Stephen R. Biggar, G. Bradley Cole and Barry D. Quart as Class II Directors.	FOR
(3)	Re-election of Felix J. Baker, M. Cantey Boyd, Tracey L. McCain and Kimberly J. Popovits as Class III Directors.	FOR
(4)	Approval of the appointment of PwC as the Company’s UK statutory auditors until the close of our next Annual Meeting of Shareholders.	FOR
(5)	Ratification of the appointment of PwC as the Company’s US independent registered public accounting firm for the fiscal year ending December 31, 2025.	FOR
(6)	Authorize the Board of Directors, through the Audit Committee, to determine PwC’s remuneration in its capacity as our UK statutory auditors until the close of our next Annual Meeting of Shareholders.	FOR
(7)	Receive the UK Annual Report.	FOR
(8)	Approve the UK Remuneration Report, which is set forth in Annex A to this proxy statement and contained in the UK Annual Report.	FOR
(9)	Approve the UK Remuneration Policy, which is set forth in Annex A to this proxy statement and contained in the UK Annual Report.	FOR
(10)	To approve the compensation of our named executive officers.	FOR
(11)	To authorize the Board of Directors to allot shares or to grant Rights up to a maximum aggregate nominal amount of $6,976.33.	FOR
Special Resolutions
(12)	To empower the Board of Directors to allot equity securities for cash up to a maximum aggregate nominal amount of $6,976.33 pursuant to the authorization in Proposal No. 11 as if UK statutory pre-emption rights did not apply.	FOR
(13)	To authorize the Board of Directors to capitalize the Company’s merger reserve account and subsequently carry out a reduction of capital by way of a court-approved process to cancel the bonus share created by such capitalization.	FOR

Proxy Statement for Annual Meeting of Shareholders

Information About this Proxy Statement

Why you received this proxy statement. You are viewing or received this proxy statement and the other proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this proxy statement and Kiniksa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) available to our shareholders electronically via the Internet. On or about [         ], 2025, we mailed a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to our Record Date Shareholders containing instructions on how to access this proxy statement and our Annual Report and on how to vote. If you receive an Internet Notice by mail, you will not receive a printed copy of our proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review this proxy statement and our Annual Report and how you can submit your proxy over the Internet. If you receive an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials in the Internet Notice.
Printed Copies of Our Proxy Materials. If you receive printed copies of our proxy materials, then instructions regarding how you can vote are on the Company’s proxy card included in the materials.
Householding. SEC rules permit us to deliver a single Internet Notice or set of our proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. We additionally expect brokers, banks and other nominees to deliver only one Internet Notice or one set of our proxy materials to multiple shareholders who hold our shares in “street name” and who share an address, unless they receive instructions to the contrary from such shareholders prior to the mailing date. If you would prefer to receive separate copies of the Internet Notice or our proxy materials, please contact your broker, bank or nominee. We will also deliver promptly, upon written or oral request, a separate copy of the Internet Notice or our proxy materials, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or our proxy materials, contact your broker, bank or nominee or Broadridge Financial Solutions, Inc. at 1-800-353-0103 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
Questions and Answers About the Annual Meeting

Who is entitled to vote at the Annual Meeting?
Only Record Date Shareholders are entitled to vote at the Annual Meeting. Each issued and outstanding Class A Share is entitled to one vote and each issued and outstanding Class B Share is entitled to ten votes on all matters brought before the Annual Meeting. At the close of business on the Record Date, there were 42,314,804 Class A Shares and 1,795,158 Class B Shares issued and outstanding and entitled to vote at the Annual Meeting. We also have two classes of non-voting ordinary shares, Class A1 ordinary shares and Class B1 ordinary shares, which do not have the right to vote on any matters at the Annual Meeting, but are entitled to receive notice of, attend and speak at the Annual Meeting.
What is the difference between a “record holder,” a “beneficial owner,” and holding shares in “street name”?
Most shareholders hold their shares through a broker, trust, bank or other nominee rather than directly in their own names.
If, on the Record Date, your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent for our ordinary shares (the “Transfer Agent”), then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote over the Internet, by telephone or by filling out and returning a proxy card to ensure your vote is counted.

Proxy Statement for Annual Meeting of Shareholders

If, on the Record Date, your shares were held in an account at a broker, trust, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy or power of attorney from your broker, trust, bank or other nominee.
Who can attend the Annual Meeting?
Holders of record of the Company’s Class A Shares, Class B Shares, Class A1 ordinary shares and Class B1 ordinary shares as of the Record Date are entitled to receive notice of and attend and speak at any general meeting of the Company. However, holders of the Company’s Class A1 ordinary shares and Class B1 ordinary shares do not have the right to vote on any matters at the Annual Meeting. In addition, you may attend the Annual Meeting if you hold a valid proxy for the Annual Meeting. In order to be admitted into the Annual Meeting, you must present government-issued photo identification (such as a passport). If your bank, broker or other nominee holds your shares in “street name,” you will also be required to present proof of beneficial ownership of your Voting Shares on the Record Date, such as the Internet Notice you received from your bank, broker or other nominee, or a statement or letter from your bank, broker or other nominee showing that you owned your Voting Shares at the close of business on the Record Date.
Am I entitled to vote if I am a “beneficial owner” of shares held in “street name”?
If you are a “beneficial owner” of Voting Shares held in “street name” by a bank, a broker or other nominee, our proxy materials are being provided to you by such nominee, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares, and such nominee is required to vote your shares in accordance with your instructions. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank, broker or other nominee to obtain a legal proxy or power of attorney and voting instructions.
How do I vote?
Shares Registered in Your Name. If you are a registered shareholder of Voting Shares, we recommend that you vote by proxy in advance of the Annual Meeting, even if you plan to attend the meeting. You may vote in advance of the Annual Meeting over the Internet, by telephone or, if you received printed copies of the proxy materials, by proxy using the enclosed proxy card. The proxy holder named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holder will vote for you as described under the heading “What if I did not specify how my shares are to be voted?” below.
You may vote by proxy in advance of the Annual Meeting by:
•
Telephone: You can vote by telephone by calling 1-800-690-6903 and following the instructions on the applicable Internet Notice or proxy card. You will be asked to provide the 16-Digit Control Number from your Internet Notice or proxy card.

•
Internet: You can vote over the internet at www.proxyvote.com by following the instructions on the applicable Internet Notice or proxy card. You will be asked to provide the 16-Digit Control Number from your Internet Notice or proxy card.

•
Mail: If you received printed proxy materials, you can vote by mail by signing, dating and mailing the applicable proxy card, which you may have received by mail. Mailed proxy cards must be received no later than 9:00 p.m. British Summer Time (5:00 p.m. Eastern Daylight Time) on June 2, 2025 to be counted.

Telephone and Internet voting facilities for holders of record of our Voting Shares will be available 24 hours a day and will close at 4:59 a.m. British Summer Time on June 3, 2025 (11:59 p.m. Eastern Daylight Time on June 2, 2025).

Proxy Statement for Annual Meeting of Shareholders

Shares Held in “street name.” If your shares are held in “street name” through a bank, broker or other nominee, you will receive instructions on how to vote your shares from such nominee. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to shareholders owning shares through these nominees. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank, broker or other nominee to obtain a legal proxy or power of attorney and voting instructions.
What if I did not specify how my shares are to be voted?
Shares Registered in Your Name. If you are a registered shareholder and you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of our Board of Directors. Board recommendations are indicated under the heading “Recommendations of the Board” in this proxy statement as well as with the description of each proposal in this proxy statement. If any other matter properly comes before the Annual Meeting, the proxy holders will vote your shares as recommended by the Board or, if no recommendation is given, using their own discretion.
Shares Held in “Street Name.” If your shares are held in “street name” and you do not provide voting instructions to your bank, broker or other nominee, such nominee (a) is entitled to vote your shares held for you as a beneficial owner on routine matters, in which case the bank, broker or other nominee would vote your shares in its discretion and (b) is not entitled to vote your shares on non-routine matters. Although the determination of whether banks, brokers or other nominees will have discretionary voting power for a particular proposal is typically determined only after the proxy materials are filed with the SEC, we expect that Proposal Nos. 4 through 7 and 11 through 13 will be considered “routine” matters, meaning that if you do not return voting instructions to your bank, broker or other nominee by its deadline, your shares may be voted on these proposals by your bank, broker or other nominee in its discretion. We expect that Proposal Nos. 1 through 3 and 8 through 10 will be considered “non-routine” matters, meaning that if your broker does not receive voting instructions from you on how to vote your shares on these proposals and you do not vote on such matters in person at the Annual Meeting, your shares will not be voted on such matters, in which case a “broker non-vote” would occur.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify votes.
How does the Board of Directors recommend that I vote on the proposals?
The following table summarizes the items that will be brought for a vote at the Annual Meeting, along with the Board’s voting recommendations:

Proxy Statement for Annual Meeting of Shareholders

Proposal	Description of Proposal	Board’s Recommendation
Ordinary Resolutions
(1)	Re-election of Sanj K. Patel, Thomas R. Malley and Richard S. Levy as Class I Directors.	FOR
(2)	Re-election of Stephen R. Biggar, G. Bradley Cole and Barry D. Quart as Class II Directors.	FOR
(3)	Re-election of Felix J. Baker, M. Cantey Boyd, Tracey L. McCain and Kimberly J. Popovits as Class III Directors.	FOR
(4)	Approval of the appointment of PwC as the Company’s UK statutory auditors until the close of our next Annual Meeting of Shareholders.	FOR
(5)	Ratification of the appointment of PwC as the Company’s US independent registered public accounting firm for the fiscal year ending December 31, 2025.	FOR
(6)	Authorize the Board of Directors, through the Audit Committee, to determine PwC’s remuneration in its capacity as our UK statutory auditors until the close of our next Annual Meeting of Shareholders.	FOR
(7)	Receive the UK Annual Report.	FOR
(8)	Approve the UK Remuneration Report, which is set forth in Annex A to this proxy statement and contained in the UK Annual Report.	FOR
(9)	Approve the UK Remuneration Policy, which is set forth in Annex A to this proxy statement and contained in the UK Annual Report.	FOR
(10)	To approve the compensation of our named executive officers.	FOR
(11)	To authorize the Board of Directors to allot shares or to grant Rights up to a maximum aggregate nominal amount of $6,976.33.	FOR
Special Resolutions
(12)	To empower the Board of Directors to allot equity securities for cash up to a maximum aggregate nominal amount of $6,976.33 pursuant to the authorization in Proposal No. 11 as if UK statutory pre-emption rights did not apply.	FOR
(13)	To authorize the Board of Directors to capitalize the Company’s merger reserve account and subsequently carry out a reduction of capital by way of a court-approved process to cancel the bonus share created by such capitalization	FOR
May I revoke my proxy?
Shares Registered in Your Name. Yes, if you are a registered shareholder, you may revoke your proxy and change your vote by submitting a duly executed proxy card bearing a later date, provided that such proxy cards must be received no later than 9:00 p.m. British Summer Time (5:00 p.m. Eastern Daylight Time) on June 2, 2025; granting a subsequent proxy through the Internet or telephone; giving written notice of revocation to the Secretary of Kiniksa, provided that such notice is received prior to 9:00 p.m. British Summer Time (5:00 p.m. Eastern Daylight Time) on June 2, 2025; or attending the Annual Meeting and voting at such meeting.
Your most recent proxy card or telephone or Internet proxy for the applicable meeting is the one that will be counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote at such meeting.
Shares Held in “Street Name.” Yes, if your shares are held in “street name,” you may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other nominee, or you may vote in person at the Annual Meeting by obtaining a legal proxy or power of

Proxy Statement for Annual Meeting of Shareholders

attorney from your bank, broker or other nominee and submitting the legal proxy or power of attorney along with your ballot.
How many shares must be present to hold the Annual Meeting?
A “quorum” must be present for the Annual Meeting to be held. The presence at the Annual Meeting of two or more persons, whether in person or by proxy, and holding between them at least one-third in voting rights of the Class A Shares and Class B Shares entitled to vote shall be a quorum.
What if a quorum is not present at the Annual Meeting?
If, within a half hour (or such longer time not exceeding one hour as the chairperson of the meeting may decide to wait) after the time appointed for the commencement of the meeting a quorum is not present, then the Annual Meeting will be adjourned to the same day one week later, at the same time and place or to another day, time or place as the chairperson of the meeting may decide. Unless the Annual Meeting is adjourned to a specific date, time and place announced at the Annual Meeting being adjourned, notice of the resumption of the Annual Meeting shall be given to each shareholder entitled to attend and vote at the Annual Meeting.
What are broker non-votes and do they count for determining a quorum?
A broker non-vote occurs when shares held in “street name” for a beneficial owner are not voted with respect to a particular proposal because the bank, broker or other nominee has not received voting instructions from the beneficial owner of the shares and lacks discretionary voting power to vote those shares.
Your shares may be voted if you hold them “beneficially,” even if you do not provide the bank, broker or nominee with voting instructions. Your bank, broker or nominee has the authority, under applicable regulatory requirements, to vote shares for which their customers do not provide voting instructions on certain “routine” matters. Broker non-votes count for purposes of determining whether a quorum is present for the Annual Meeting, but will have no effect on the vote for a number of the resolutions to be voted upon at the Annual Meeting.
Shares Registered in Your Name. If you are a Record Date Shareholder and you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of our Board of Directors. Board recommendations are indicated under the heading “How does the Board of Directors recommend that I vote on the proposals?” above as well as with the description of each proposal in this proxy statement.
Shares Held in “Street Name.” Although the determination of whether a nominee will have discretionary voting power for a particular item is typically determined only after proxy materials are filed with the SEC, we expect that Proposal Nos. 4 through 7 and 11 through 13 will be considered routine matters, in which case the bank, broker or other nominee will have discretion to vote your shares. All other resolutions to be put forward to vote by the Record Date Shareholders are expected to be non-routine matters, and if the bank, broker or other nominee does not receive voting instructions from you on how to vote your shares, a broker non-vote would occur.
How will abstentions be treated?
An “abstention” represents a shareholder’s affirmative choice to decline to vote on a proposal. Abstentions have no effect on the proposals being presented at the Annual Meeting. However, abstentions are counted as present and entitled to vote for purposes of determining a quorum.
How are votes counted?
Voting Shares represented in person or by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum is present. Broker non-votes count for purposes of determining whether a quorum is present, but will have no effect on the vote for the re-election of directors and approval of the compensation of our named executive officers. Because a bank, broker or other nominee

Proxy Statement for Annual Meeting of Shareholders

has discretionary authority to vote on routine matters, we do not expect any broker non-votes in connection with any such proposals.
Abstentions and broker non-votes are not counted in the tally of votes FOR or AGAINST a proposal. With respect to Proposals No. 1 through 3 and 7 through 13, abstentions and broker non-votes are not counted as votes in favor of or against any proposal or director nominee. With respect to Proposals No. 4 through 6, abstentions are not counted as votes in favor of or against the proposal, and we do not expect broker non-votes on the proposal.
Voting in respect of each proposal will be decided on a poll. An ordinary resolution will be passed by the affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy). A special resolution will be passed by the affirmative vote of more than 75% of the total voting rights cast by eligible shareholders (whether in person or by proxy).
For additional information on the treatment of abstentions and broker non-votes, see the below section titled “How many votes are required for the approval of the proposals to be voted upon and how will abstentions be treated?”
How many votes are required for the approval of the proposals to be voted upon and how will abstentions be treated?
Proposal	Votes required	Effect of abstentions and broker non-votes
Ordinary Resolutions
Proposal No. 1—Re-Election of Class I Directors	The affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy).	Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
Proposal No. 2—Re-Election of Class II Directors	The affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy).	Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
Proposal No. 3—Re-Election of Class III Directors	The affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy).	Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
Proposal No. 4—Approval of the appointment of PwC as the Company’s UK statutory auditors until the close of our next Annual Meeting of Shareholders	The affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy).	Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. We do not expect any broker non-votes on this proposal.
Proposal No. 5—Ratification of the appointment of PwC as the Company’s US independent registered public accounting firm for the fiscal year ending December 31, 2025.	The affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy).	Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. We do not expect any broker non-votes on this proposal.

Proxy Statement for Annual Meeting of Shareholders

Proposal	Votes required	Effect of abstentions and broker non-votes
Proposal No. 6—Authorize the Board of Directors, through the Audit Committee, to determine PwC’s remuneration in its capacity as our UK statutory auditors until the close of our next Annual Meeting of Shareholders.	The affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy).	Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. We do not expect any broker non-votes on this proposal.
Proposal No. 7—Receive the UK Annual Report.	The affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy).	Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. We do not expect any broker non-votes on this proposal.
Proposal No. 8—Approve the UK Remuneration Report, which is set forth in Annex A to this proxy statement and contained in the UK Annual Report.	The affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy).	Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
Proposal No. 9—Approve the UK Remuneration Policy, which is set forth in Annex A to this proxy statement and contained in the UK Annual Report.	The affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy).	Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
Proposal No. 10—To approve the compensation of our named executive officers.	The affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy).	Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
Proposal No. 11—To authorize the Board of Directors to allot shares or to grant Rights up to a maximum aggregate nominal amount of $6,976.33.	The affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy).	Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. We do not expect any broker non-votes on this proposal.

Proxy Statement for Annual Meeting of Shareholders

Proposal	Votes required	Effect of abstentions and broker non-votes
Special Resolutions
Proposal No. 12—To empower the Board of Directors to allot equity securities for cash up to a maximum aggregate nominal amount of $6,976.33 pursuant to the authorization in Proposal No. 11 as if UK statutory pre-emption rights did not apply.	The affirmative vote of at least 75% of the total voting rights cast by eligible shareholders (whether in person or by proxy).	Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. We do not expect any broker non-votes on this proposal.
Proposal No. 13—To authorize the Board of Directors to capitalize the Company’s merger reserve account and subsequently carry out a reduction of capital by way of a court-approved process to cancel the bonus share created by such capitalization	The affirmative vote of at least 75% of the total voting rights cast by eligible shareholders (whether in person or by proxy).	Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. We do not expect any broker non-votes on this proposal.
Does any shareholder own a majority of Kiniksa’s Voting Shares?
No. As of the Record Date, our current executive officers, directors and entities affiliated with certain of our directors collectively own Voting Shares representing approximately 36.5% of the voting power of the issued and outstanding Voting Shares, although they do not vote together as a group.
What does it mean if I receive multiple internet notices or sets of proxy materials?
If you receive more than one set of proxy materials, it means that you have multiple accounts with brokers or the Transfer Agent. Please vote all of these shares. We encourage you to have all your shares registered in the same name and address. You may do this by contacting your broker or the Transfer Agent, as applicable. The Transfer Agent may be reached at Computershare Investor Services, P.O. Box 43078, Providence, RI 02940-3078, Telephone 866-644-4127.
May shareholders ask questions?
Yes. Representatives of Kiniksa will answer questions of general interest to our shareholders following the formal agenda of the Annual Meeting. We would like to respond to as many shareholders’ questions as possible and therefore we will answer questions during the Annual Meeting in a way that aims to best recognize the interests of all shareholders. In order to give a greater number of shareholders an opportunity to ask questions, we ask that individuals or groups ask only one question and that questions be kept succinct. The chairperson has discretion not to answer questions that he considers to be repetitive or contrary to the interests of the good order of the meeting.
Will any other matters be voted on at the Annual Meeting?
As of the date of this proxy statement, Kiniksa’s management knows of no other matter that will be presented for consideration at the Annual Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Annual Meeting and call for a vote of shareholders, proxies properly submitted prior to the Annual Meeting will be voted in accordance with the judgment of the proxy holders, except to the extent the proxy appointment comprises instructions to vote in a particular way.
Who is making and paying for this proxy solicitation?
This proxy is solicited on behalf of the Board of Directors. Kiniksa will pay the cost of distributing this proxy statement and related materials. Our officers may solicit proxies electronically or by mail or

Proxy Statement for Annual Meeting of Shareholders

telephone. Upon request, we will reimburse banks, brokers, trustees, custodians or other nominees for reasonable expenses that they incur in forwarding proxy materials to beneficial owners of Voting Shares. Kiniksa may, if appropriate, retain an independent proxy solicitation firm to assist Kiniksa in soliciting proxies. Kiniksa’s officers and employees may participate in the solicitation of proxies without additional compensation.
Where can I find the voting results of the annual meeting of shareholders?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

ANNUAL MEETING PROPOSALS TO BE VOTED ON
Annual Meeting Proposal No. 1—Re-Election of Class I Directors

At the Annual Meeting, three Class I Directors are to be re-elected to hold office until the Annual Meeting of Shareholders to be held in 2028 (the “2028 Annual Meeting”) and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with the Articles.
We currently have ten directors on our Board of Directors, all of whom will be eligible for re-election at the Annual Meeting. For purposes of this Annual Meeting, and in accordance with the Company’s Articles, the Class I Directors will be re-elected for a term of three years. Thereafter, we expect to re-elect Class I Directors for terms lasting three years.
Our Board, with the support of the Governance Committee, has nominated three director candidates for re-election as Class I Directors at the Annual Meeting:
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Sanj K. Patel;

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Thomas R. Malley; and

•
Richard S. Levy

Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
There are no family relationships among any of our executive officers or directors.
The biographies of each of our Class I Directors are included below. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by our Board of Directors, or the Board may choose to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if re-elected. Each of the nominees has consented to being named in this proxy statement and to serve if re-elected.
VOTE REQUIRED

The proposal regarding the re-election of directors requires the affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy). Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the re-election of the Class I Director nominees listed immediately below
Nominees For Class I Directors (Terms Expire at the 2028 Annual Meeting)

The nominees for re-election to the Board of Directors as Class I Directors are as follows:
Name	Age	Served as a Director Since	Position(s) with Kiniksa
Sanj K. Patel	55	2015	Chairman and Chief Executive Officer
Thomas R. Malley	56	2016	Director
Richard S. Levy	67	2019	Director

Annual Meeting Proposal No. 1—Re-Election of Class I Directors

The principal occupations and business experience, for at least the past five years of each Class I Director are as follows:
Sanj K. Patel	Age 55
Sanj K. Patel has served as our Chief Executive Officer and Chairman of our Board of Directors since our formation in July 2015. In June 2008, Mr. Patel formed Synageva BioPharma Corp., a biotechnology company focused on rare diseases (“Synageva”), where he served as President and Chief Executive Officer and was a member of its board of directors until Synageva’s sale to Alexion Pharmaceuticals, Inc. (“Alexion”) in June 2015. Prior to Synageva, Mr. Patel held various roles at Genzyme Corporation (“Genzyme”), from 1999 to 2008, including as head of US Sales, Marketing and Commercial Operations for the Genzyme Therapeutics franchise. Mr. Patel previously served as a member of the boards of directors of Syros Pharmaceuticals, Inc., BioCryst Pharmaceuticals, Inc., and Intercept Pharmaceuticals, Inc. He is also the founder and director of the Sanj & Kristin Patel Family Foundation, a philanthropic organization that supports charities for patients with rare and devastating diseases. Mr. Patel holds a B.Sc. with Honors from the University of the South Bank, London and completed his management and business studies at Ealing College, London and his Pharmacology research program at the Wellcome Foundation. We believe that Mr. Patel is qualified to serve on our Board of Directors due to his extensive business, sales, and product development experience in the biotechnology industry.
Thomas R. Malley	Age 56
Thomas R. Malley has served as a member of our Board of Directors since December 2016. Since May 2007, Mr. Malley has served as the President of Mossrock Capital, LLC, a private investment firm. From 1991 to 2007, Mr. Malley held several positions at Janus Capital Group, including serving as the Portfolio Manager leading the Janus Global Life Sciences Fund. Mr. Malley serves on the board of directors of Kura Oncology, Inc., and previously served on the boards of directors of BeiGene, Ltd., OvaScience, Inc., Cougar Biotechnology, Inc., Puma Biotechnology, Inc., and Synageva. Mr. Malley holds a B.S. degree in Biology from Stanford University. Mr. Malley is also a Chartered Financial Analyst. We believe Mr. Malley is qualified to serve on our Board of Directors due to his substantial capital markets expertise and experience working with and serving on the boards of directors of numerous biotechnology and pharmaceutical companies.
Richard S. Levy	Age 67
Dr. Richard S. Levy has served on our Board of Directors since March 2019. Dr. Levy served as a Senior Advisor at Baker Bros. Advisors LP (“Baker Brothers Advisors”) from December 2016 to May 2019. Prior to that, Dr. Levy served as Executive Vice President and Chief Drug Development Officer at Incyte Corporation, a biopharmaceutical company, from January 2009 until June 2016, and as Senior Vice President of Drug Development from August 2003 to January 2009. Dr. Levy currently serves on the boards of directors of Madrigal Pharmaceuticals, Inc., Protara Therapeutics, Inc. (f/k/a ArTara Therapeutics, Inc.) and Kodiak Sciences, and previously served on the board of directors of Constellation Pharmaceuticals, Inc. and Aquinox Pharmaceuticals, Inc. Dr. Levy is Board Certified in Internal Medicine and Gastroenterology and holds an A.B. in Biology from Brown University and an M.D. from the University of Pennsylvania School of Medicine, and completed his training in Internal Medicine at the Hospital of the University of Pennsylvania and a fellowship in Gastroenterology and Hepatology at UCLA. We believe Dr. Levy is qualified to serve on our Board of Directors due to his experience in the biotechnology industry, his medical and scientific training and experience working with and serving on the boards of directors of numerous biotechnology and pharmaceutical companies.

ANNUAL MEETING PROPOSALS TO BE VOTED ON
Annual Meeting Proposal No. 2—Re-Election of Class II Directors

At the Annual Meeting, three Class II Directors are to be re-elected to hold office until the Annual Meeting of Shareholders to be held in 2026 (the “2026 Annual Meeting”) and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with the Articles.
We currently have ten directors on our Board of Directors, all of whom will be eligible for re-election at the Annual Meeting. For purposes of this Annual Meeting, and in accordance with the Company’s Articles, the Class II Directors will be re-elected for a term of one year. Thereafter, we expect to re-elect Class II Directors for terms lasting three years.
Our Board, with the support of the Governance Committee, has nominated three director candidates for re-election as Class II Directors at the Annual Meeting:
•
Stephen R. Biggar;

•
G. Bradley Cole; and

•
Barry D. Quart

Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
There are no family relationships among any of our executive officers or directors.
The biographies of each of our Class II Directors are included below. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by our Board of Directors, or the Board may choose to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if re-elected. Each of the nominees has consented to being named in this proxy statement and to serve if re-elected.
VOTE REQUIRED

The proposal regarding the re-election of directors requires the affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy). Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the re-election of the Class II Director nominees listed immediately below
Nominees for Class II Directors (Terms Expire at the 2026 Annual Meeting)

The nominees for re-election to the Board of Directors as Class II Directors are as follows:
Name	Age	Served as a Director Since	Position(s) with Kiniksa
Stephen R. Biggar, Ph.D.	54	2015	Director
G. Bradley Cole	69	2020	Director
Barry D. Quart	68	2015	Director

Annual Meeting Proposal No. 2—Re-Election of Class II Directors

The principal occupations and business experience, for at least the past five years of each Class II Director are as follows:
Stephen R. Biggar	Age 54
Dr. Stephen R. Biggar has served as a member of our Board of Directors since October 2015. Dr. Biggar is a Partner at Baker Bros. Advisors, a registered investment advisor focused on long-term investments in life-sciences companies. He joined Baker Bros. Advisors in 2000. Dr. Biggar has served on the board of directors for TScan Therapeutics, Inc. since 2021, and for Acadia Pharmaceuticals, Inc. since 2013, where he has served as chairman since 2016 and also serves on its compensation and nominating and corporate governance committees. Dr. Biggar received an M.D. and a Ph.D. in Immunology from Stanford University and received a B.S. in Genetics from University of Rochester. We believe Dr. Biggar is qualified to serve on our Board of Directors due to his experience in the biotechnology industry, his medical and scientific training and experience working with and serving on the board of directors of numerous biotechnology and pharmaceutical companies.
G. Bradley Cole	Age 69
Mr. G. Bradley Cole has served as a member of our Board of Directors since July 2020. He has served as the Chief Financial Officer of Genomic Life, Inc. since February 2022. Previously, he served as Executive Advisor of Exact Sciences Corporation (“Exact Sciences”), from April 2020 to September 2020, and from November 2019 until April 2020 he served as its GM, Precision Oncology. Prior to that, Mr. Cole served as Chief Financial Officer of Genomic Health, Inc. (“Genomic Health”), a molecular diagnostics company, from July 2014 to November 2019 and from July 2004 to January 2011, and as Chief Operating Officer of Genomic Health from January 2009 until March 2018, when it was acquired by Exact Sciences. Mr. Cole served as Secretary of Genomic Health from February 2005 until July 2012. From December 1997 to May 2004, he served in various roles at Guidant Corporation, a medical device company, including as Vice President, Finance and Business Development for the Endovascular Solutions Group. From January 2001 until May 2004, he served as Vice President, Finance and Chief Financial Officer of Endovascular Technologies, Inc., a medical device company that was acquired by Guidant Corporation. Previously, Mr. Cole served as Vice President, Finance and Chief Financial Officer of Applied Biosystems Incorporated, a life sciences systems company. Mr. Cole currently serves on the board of directors of Castle Biosciences, a skin cancer diagnostics company. He also serves on the Genomic Life, Inc. board of directors and as Vice Chairman of the Board of Trustees of Biola University. Mr. Cole holds a B.S. in Business from Biola University and an M.B.A. from San Jose State University. We believe Mr. Cole is qualified to serve on our Board of Directors due to his extensive management and operational experience in the life sciences industry and his experience working with and serving on the boards of directors of life science companies.
Barry D. Quart	Age 68
Dr. Barry D. Quart has served as a member of our Board of Directors since October 2015. Dr Quart has been the Chief Executive Officer of Connect Biopharma since June 2024. From 2013 to 2023, Dr. Quart served as the Chief Executive Officer and a member of the board of directors of Heron Therapeutics, Inc., a biotechnology company. In 2006, Dr. Quart co-founded Ardea Biosciences, Inc., a biotechnology company, and served as its President and Chief Executive Officer, and on its board of directors, from its inception through May 2013 when it was acquired by AstraZeneca. At Ardea, Dr. Quart invented and oversaw the development of a drug for gout (ZURAMPIC®). Ardea also designed and developed a series of MEK inhibitors for cancer that were licensed to Bayer AG. Previously, he was with Pfizer Inc. as Senior Vice President of Pfizer Global Research and Development, and the director of Pfizer’s La Jolla Laboratories. Prior to Pfizer’s acquisition of the Warner-Lambert Company, Dr. Quart was President of Research and Development at Agouron Pharmaceuticals, Inc., a division of the Warner-Lambert Company. Dr. Quart previously served on the board of directors of Synageva. Dr. Quart holds a Pharm.D. degree from the University of California, San Francisco. We believe Dr. Quart is qualified to serve on our Board of Directors due to his extensive management experience in the biotechnology industry and his experience developing pharmaceutical products.

ANNUAL MEETING PROPOSALS TO BE VOTED ON
Annual Meeting Proposal No. 3—Re-Election of Class III Directors

At the Annual Meeting, four Class III Directors are to be re-elected to hold office until the Annual Meeting of Shareholders to be held in 2027 (the “2027 Annual Meeting”) and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with the Articles.
We currently have ten directors on our Board of Directors, all of whom will be eligible for re-election at the Annual Meeting. For purposes of this Annual Meeting, and in accordance with the Company’s Articles, the Class III Directors will be re-elected for a term of two years. Thereafter, we expect to re-elect Class III Directors for terms lasting three years.
Our Board, with the support of the Governance Committee, has nominated four director candidates for re-election as Class III Directors at the Annual Meeting:
•
Felix J. Baker;

•
M. Cantey Boyd;

•
Tracey L. McCain; and

•
Kimberly J. Popovits

Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
There are no family relationships among any of our executive officers or directors.
The biographies of each of our Class III Directors are included below. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by our Board of Directors, or the Board may choose to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if re-elected. Each of the nominees has consented to being named in this proxy statement and to serve if re-elected.
VOTE REQUIRED

The proposal regarding the re-election of directors requires the affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy). Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the re-election of the Class III Director nominees listed immediately below
NOMINEES FOR CLASS III DIRECTORS (TERMS EXPIRE AT THE 2027 ANNUAL MEETING)

The nominees for re-election to the Board of Directors as Class III Directors are as follows:
Name	Age	Served as a Director Since	Position(s) with Kiniksa
Felix J. Baker, Ph.D.	56	2015	Lead Independent Director
M. Cantey Boyd	45	2024	Director
Tracey L. McCain	57	2018	Director
Kimberly J. Popovits	66	2018	Director

Annual Meeting Proposal No. 3—Re-Election of Class III Directors

The principal occupations and business experience, for at least the past five years of each Class III Director are as follows:
Felix J. Baker, Ph.D.	Age 56
Felix J. Baker, Ph.D., has served as our Lead Independent Director (as defined below) and on our Board of Directors since October 2015. Dr. Baker is a Managing Member of Baker Bros. Advisors, a biotechnology-focused investment adviser to fund partnerships whose investors are primarily endowments and foundations, which Dr. Baker founded, together with his brother Julian Baker, in 2000. Dr. Baker holds a B.S. and a Ph.D. in Immunology from Stanford University, where he also completed two years of medical school. He serves on the boards of Kodiak Sciences, Inc., IGM Biosciences, Inc. Kymera Therapeutics, Inc., and Bicycle Therapeutics plc. We believe Dr. Baker is qualified to serve on our Board of Directors due to his extensive experience in the biotechnology industry and experience working with and serving on the boards of directors of numerous biotechnology and pharmaceutical companies.
M. Cantey Boyd	Age 45
M. Cantey Boyd serves as a Managing Director of Baker Bros. Advisors, a registered investment adviser focused on long-term investments in life-sciences companies. Prior to joining Baker Bros. Advisors in 2005, she was an Analyst in the Health Care Investment Banking Group of Deutsche Bank Securities from 2002 to 2004. Ms. Boyd graduated with an AB in business-economics from Brown University.
Tracey L. McCain	Age 57
Tracey L. McCain has served as a member of our Board of Directors since February 2018. Since September 2016, Ms. McCain has served as Executive Vice President and Chief Legal and Compliance Officer of Blueprint Medicine Corporation, a biotechnology company (“Blueprint”). Prior to Blueprint, from January 2016 to September 2016, Ms. McCain was Senior Vice President and Head of Legal for Sanofi Genzyme, a global business unit of Sanofi S.A. (“Sanofi”). From May 1997 to September 2016, Ms. McCain held various roles at Genzyme, including as General Counsel following Genzyme’s acquisition by Sanofi in 2011. Ms. McCain currently serves on the board of the Dana Farber Cancer Institute, a non-profit and previously served on the board of directors of Immunogen, Inc. from 2021 to 2024. Ms. McCain holds a J.D. from Columbia University School of Law and a B.A. from the University of Pennsylvania. We believe Ms. McCain is qualified to serve on our Board of Directors due to her experience working with numerous biotechnology and pharmaceutical companies and her significant legal expertise.
Kimberly J. Popovits	Age 66
Kimberly J. Popovits has served as a member of our Board of Directors since February 2018. Ms. Popovits served as Genomic Health’s Chairman of the Board from 2012 through 2019, and Chief Executive Officer and President from 2009 through 2019. She was President and Chief Operating Officer upon joining the company in 2002. Prior to leading Genomic Health, Ms. Popovits served as Senior Vice President, Marketing and Sales at Genentech, Inc. (“Genentech”). During her 15 years at Genentech, Ms. Popovits led the successful commercialization of 14 new therapies, including Herceptin. Ms. Popovits currently serves on the board of directors of 10x Genomics, Inc., Exact Sciences Corp., Kardigan, Talis Biomedical Corporation, Wamberg Genomic Advisors, and Genomic Life, Inc. and previously served on the board of directors of MyoKardia, Inc. She also serves as an Executive Advisor to Blackstone Life Sciences and is an Advisor to the Healthcare Businesswomen’s Association. Ms. Popovits holds a B.A. in Business from Michigan State University. We believe Ms. Popovits is qualified to serve on our Board of Directors due to her experience working with and serving on the boards of directors of numerous biotechnology and pharmaceutical companies.

ANNUAL MEETING PROPOSALS TO BE VOTED ON
Annual Meeting Proposal No. 4—Approval of the Appointment of PwC as the Company’s UK Statutory Auditors

Annual Meeting Proposal No. 5—Ratification of Appointment of PwC as the Company’s US Independent Registered Public Accounting Firm

Annual Meeting Proposal No. 6—Authorization of the Board of Directors, Through the Audit Committee, to Determine PwC’s Remuneration in Its Capacity as the Company’s UK Statutory Auditors

The Audit Committee has approved the appointment of PwC as our UK statutory auditors until the conclusion of our 2026 Annual Meeting and the appointment of PwC as our US independent registered public accounting firm for the fiscal year ending December 31, 2025. In Proposal Nos. 4 and 5, we are asking our shareholders to (i) appoint PwC as our UK statutory auditors until the conclusion of the 2026 Annual Meeting and (ii) ratify the selection of PwC as our US independent registered public accounting firm for the fiscal year ending December 31, 2025.
The statutory auditors of an English-incorporated company are responsible for conducting the statutory audit of such company’s UK statutory accounts in accordance with the Companies Act. In accordance with the Companies Act, our UK statutory auditors must be appointed or re-appointed at each meeting at which the Company’s annual report and accounts are presented to our shareholders. In connection with the Redomiciliation, PwC was appointed by the Board of Directors as our UK statutory auditors, and our Audit Committee has approved their reappointment to serve as our UK statutory auditors until the conclusion of the 2026 Annual Meeting. In Proposal No. 4, we are asking the shareholders to approve the reappointment of PwC to hold office from the conclusion of the 2025 Annual Meeting until the conclusion of the 2026 Annual Meeting. This is the first time that our shareholders will have an opportunity to vote on the appointment of PwC to such role. If this proposal is not approved by our shareholders at the Annual Meeting, our Audit Committee may appoint an alternate auditor to fill the vacancy.
While the shareholder ratification of our appointment of PwC as our US independent registered public accounting firm for the fiscal year ended December 31, 2025 pursuant to Proposal No. 5 is not required, we value the opinions of our shareholders and believe that shareholder ratification of this appointment is a good corporate governance practice. In the event our shareholders fail to ratify the selection of PwC as our independent registered public accounting firm for the fiscal year ended December 31, 2025, our Audit Committee will consider whether to select other auditors for the fiscal year ending December 31, 2025.
In accordance with the Companies Act, the remuneration of our UK statutory auditors must be fixed in a general meeting of shareholders or in such manner as may be determined in a general meeting of shareholders. In Proposal No. 6, we are asking our shareholders to authorize the Board of Directors, through the Audit Committee, to determine the remuneration of PwC in its capacity as our UK statutory auditors until the conclusion of our 2026 Annual Meeting.
In the event our shareholders fail to authorize the Board of Directors, through the Audit Committee, to set PwC’s remuneration, the Audit Committee will consider alternative remuneration for PwC, which will require the approval of our shareholders.
Neither PwC nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of PwC is expected to be available at the Annual Meeting and, accordingly, will have an opportunity to make a statement or be available to respond to appropriate questions from shareholders.

Annual Meeting Proposal No. 4—Approval of the Appointment of PwC as the Company’s UK Statutory Auditors
ANNUAL MEETING Proposal No. 5—Ratification of Appointment of PwC as the Company’s US Independent Registered Public Accounting Firm
ANNUAL MEETING Proposal No. 6—Authorization of the Board of Directors, Through the Audit Committee, to Determine PwC’s Remuneration in Its Capacity as the Company’s UK Statutory Auditors

Our Board is submitting the following for approval at the Annual Meeting:
•
the approval of the appointment of PwC as our UK statutory auditors until the conclusion of our 2026 Annual Meeting;

•
the approval of the appointment of PwC as the Company’s US independent registered public accounting firm for the fiscal year ending December 31, 2025; and

•
the authorization of the Board of Directors, through our Audit Committee, to determine PwC’s remuneration in its capacity as our UK statutory auditors until the conclusion of our 2026 Annual Meeting.

VOTE REQUIRED

Each of Proposal Nos. 4, 5 and 6 requires the affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy). Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on these proposals.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR:
the approval of the appointment of PwC as our UK statutory auditors until the conclusion of our 2026 Annual Meeting;
the ratification of the appointment of PwC as the Company’s US independent registered public accounting firm for the year ending December 31, 2025; and
the authorization for the Board of Directors, through our Audit Committee, to determine PwC’s remuneration in its capacity as our UK statutory auditor until the conclusion of our 2026 Annual Meeting.

ANNUAL MEETING PROPOSALS TO BE VOTED ON
Annual Meeting Proposal No. 7—Receipt of the UK Annual Report

At the Annual Meeting, our Board will present the UK Annual Report, which includes the audited portion of the directors’ annual report on remuneration and the statutory annual accounts for the period ended December 31, 2024. We will provide our shareholders with an opportunity to receive the UK Annual Report and also to raise questions in relation to the UK Annual Report at the Annual Meeting. In accordance with best practice, we are proposing a resolution to receive the UK Annual Report.
The UK Annual Report may be found in the “Annual Reports & Proxy Statements” section of the “Investors” page of our website located at www.kiniksa.com. The information contained on our website is not incorporated by reference into this proxy statement, and you should not consider any information contained on, or that can be accessed through, our website as part of this proxy statement.
The following resolution is submitted for a shareholder vote at the Annual Meeting:
“RESOLVED, that the shareholders hereby receive, on an advisory basis, the Company’s annual report and accounts for the period ended December 31, 2024, together with the reports of the directors and the auditors thereon.”
VOTE REQUIRED

The receipt of the UK Annual Report requires the affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy). Abstentions and broker non-votes, if any, are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board unanimously recommends a vote FOR the resolution to receive our UK Annual Report.

ANNUAL MEETING PROPOSALS TO BE VOTED ON
Annual Meeting Proposal No. 8—Approval on an Advisory (Non-Binding) Basis of the UK Remuneration Report

The Companies Act requires that our UK Remuneration Report, as set forth in Annex A to this proxy statement, be subject to an annual advisory vote. Accordingly, we are asking the Record Date Shareholders to approve, on an advisory basis, such report.
The UK Remuneration Report describes in detail our remuneration policies and procedures and explains how we believe these policies and procedures help us achieve our objectives with regard to the compensation and retention of high-quality directors. The Board believes that appropriate remuneration of directors (both executive and non-executive) is a critical way that the Company can attract and retain talented individuals, align their interests with those of our shareholders, and achieve our strategic corporate goals. We encourage our shareholders to read the UK Remuneration Report. Our Board and the Compensation Committee believe that the policies and procedures as articulated in the directors’ remuneration report are effective and that as a result of these policies and procedures we have and will continue to have high-quality directors.
Our UK statutory auditors, PwC, have audited those parts of the UK Remuneration Report that are required to be audited. Our Board has approved and signed the UK Remuneration Report in accordance with English law. Following the Annual Meeting, we will deliver the UK Remuneration Report, as part of the UK Annual Report, to the UK Companies House.
The Record Date Shareholders are being asked to vote to approve the UK Remuneration Report. This vote is advisory and non-binding. Although non-binding, our Board and Compensation Committee will review and consider the voting results when making future decisions regarding our director remuneration policies and procedures.
VOTE REQUIRED

The approval of our UK Remuneration Report requires the affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy). Abstentions and broker non-votes, if any, are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board unanimously recommends a vote FOR the approval of our UK Remuneration Report, as set forth in Annex A to this proxy statement.

ANNUAL MEETING PROPOSALS TO BE VOTED ON
Annual Meeting Proposal No. 9—Approval of the UK Remuneration Policy

Our UK Remuneration Policy is set forth in Annex A to this proxy statement. Such policy is used to determine the remuneration for our directors, including Mr. Patel, our Chief Executive Officer, Chairman of the Board and sole executive director. The UK Remuneration Policy is designed, in summary, to attract and retain talented individuals, reward and drive both short-term and long-term performance, mitigate against undue risk, and align the financial interests of our directors with those of our shareholders. As a US-centered business, with our senior executives and Board of Directors based in the United States, the UK Remuneration Policy reflects remuneration practices in the United States, which the Board believes will help the Company compete effectively in its primary market for senior talent.
This is our shareholders’ first opportunity to vote upon the UK Remuneration Policy. If approved, the Remuneration Policy will be effective from the date of the Annual Meeting for a maximum of three years, or until a revised UK Remuneration Policy is approved by our shareholders. Our Board of Directors and Compensation Committee are committed to reviewing the policy on an ongoing basis in order to ensure that it remains effective and competitive. There will continue to be an advisory vote on the UK Remuneration Report on an annual basis.
Our Board of Directors has approved the UK Remuneration Policy and believes it to be desirable and in the best interests of the Company and its shareholders in the fulfillment of the Company’s strategic objectives. The UK Remuneration Policy, if approved, will take effect immediately upon conclusion of the Annual Meeting. Further information about the policy is available under “Director Remuneration” and the policy is set forth in Annex A to this proxy statement.
VOTE REQUIRED

The approval of the UK Remuneration Policy requires the affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy). Abstentions and broker non-votes, if any, are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board unanimously recommends a vote FOR the approval of the UK Remuneration Policy, as set forth in Annex A to this proxy statement

ANNUAL MEETING PROPOSALS TO BE VOTED ON
Annual Meeting Proposal No. 10—Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables shareholders to cast a non-binding advisory vote on the compensation of our named executive officers as described in this proxy statement pursuant to the applicable compensation disclosure rules of the SEC, including the compensation tables and narrative discussion. This advisory vote is commonly referred to as a “Say-on-Pay Vote” and is required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
As described in the section of this proxy statement entitled “Executive Compensation—Compensation Discussion and Analysis,” we have developed a compensation program that is designed to attract and retain executive officers responsible for our success and motivate senior management to enhance long-term shareholder value. Our executive compensation program is designed to reward short-term and long-term performance and to align the financial interests of our executive officers with the interests of our shareholders. The primary elements of our executive compensation program are base salary, annual performance bonus, and long-term equity-based compensation awards. Our executive officers also generally participate in employee benefit plans and programs that we offer to our other full-time employees on the same basis. We believe our executive compensation program strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our executive officers to exert their best efforts for our success.
Our Board of Directors is asking our shareholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion included in this proxy statement. The vote is not intended to address any specific item of our executive compensation, but rather the overall compensation of our named executive officers as described in this proxy statement. For the reasons discussed above, our Board of Directors unanimously recommends that our shareholders vote in favor of the following resolution:
“RESOLVED, that Kiniksa’s shareholders hereby approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in Kiniksa’s proxy statement for the 2025 Annual Meeting pursuant to the applicable compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion included in this proxy statement.”
As the Say-on-Pay vote is advisory, it will not be binding on our Board of Directors or the Compensation Committee. However, our Board of Directors and the Compensation Committee value the opinions of our shareholders and the Compensation Committee will consider the outcome of this vote when evaluating our executive compensation policies and practices and making future compensation decisions.
Section 14A of the Exchange Act also requires that our shareholders have the opportunity, at least once every six years, to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years. At our 2021 Annual Meeting of Shareholders, our shareholders indicated their preference for an advisory vote on the compensation of our named executive officers on an annual basis until the next required vote on the frequency of such advisory votes, or until the Board otherwise determines that a different frequency for such votes is in the best interests of our shareholders.
VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy). Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Annual Meeting Proposal No. 10—Advisory Vote on Executive Compensation

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors unanimously recommends a vote FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the applicable compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

ANNUAL MEETING PROPOSALS TO BE VOTED ON
Background to Proposals No. 11 and No. 12

Pursuant to the Companies Act, our Board of Directors must have specific authority from shareholders to allot shares in Kiniksa International or to grant rights to subscribe for or to convert any security into shares in Kiniksa International. Additionally, the Companies Act requires that where Kiniksa International wishes to issue shares for cash, we must first offer those shares on the same terms to existing shareholders of Kiniksa International on a pro-rata basis (commonly referred to as a statutory pre-emption right) unless this statutory pre-emption right is dis-applied, or opted-out of, with the approval of our shareholders.
Our Board of Directors anticipates that there may be occasions when they need flexibility to: (a) operate our equity incentive compensation programs (i.e., the 2018 Plan and 2018 ESPP (each as defined below)), pursuant to which we grant our employees share options to purchase Class A shares at specified cash exercise prices and provide employees the opportunity to purchase Class A Shares under the 2018 ESPP; (b) finance the progression of our developmental pipeline or conduct business development activities through one or more equity financing transactions; (c) issue equity as part of one or more business development or licensing transactions; or (d) otherwise act in the best interests of the Company by issuing shares or granting rights over shares without a pre-emptive offer to existing shareholders. To ensure our continued ability to respond to market conditions and address business needs, our Board of Directors considers it appropriate that they be authorized to allot shares up to an aggregate nominal amount of $6,976.33, which represents approximately 35% of the issued ordinary share capital of the Company on the Record Date and be empowered to allot shares or grant rights over shares pursuant to this authority on a non- pre-emptive basis. This authority to allot shares and power to allot shares on a non-pre-emptive basis would apply until June 2, 2030, and will replace all of the existing authorities and powers granted by our shareholders.
Proposals No. 11 and 12 (the “Share Authority Proposals”) are, in the view of our Board of Director, appropriate to avoid us potentially being at a competitive disadvantage as compared to our peer companies, many of whom are incorporated in the United States. In particular, the requirement to first offer shares that we propose to issue for cash to all of our existing shareholders in time-consuming pro-rata rights offerings would significantly hamper our ability to operate our equity incentive compensation programs and considerably reduce the speed at which we could complete capital-raising or business development activities undertaken in furtherance of our growth strategy. Either scenario would materially harm our business and growth strategy given that we operate in an industry consisting of strategic competitors who are incorporated in the United States and who are not subject to restrictions on their ability to issue shares.
The Share Authority Proposals are fully compliant with UK company law, consistent with US capital markets practice and governance standards, and if approved, will keep us on an equal footing with our peer companies who are incorporated in the United States. Further, approval of the Share Authority Proposals by shareholders will not exempt the Company from any Nasdaq (as defined below) corporate governance or other requirements, including those limiting the issuance of shares. For these reasons, we, therefore, consider that the Share Authority Proposals are appropriate to the needs of the Company and in the interests of shareholders.
We are asking you to approve our Share Authority Proposals to allow us to continue to execute on our business and growth strategy in a timely and competitive manner.
The full details of the proposals are set forth below.
ANNUAL MEETING PROPOSAL NO. 11—AUTHORIZATION OF ALLOTMENT OF SHARES

The Board of an English public limited company must have specific authority from shareholders to allot shares in the company or to grant rights to subscribe for or to convert any security into shares in the company.

ANNUAL MEETING PROPOSAL NO. 11—AUTHORIZATION OF ALLOTMENT OF SHARES

In connection with the Redomiciliation, we adopted the Articles, which authorized the Board of Directors (generally and unconditionally) to allot and issue shares or grants of Rights up to ten percent (10%) of our then-issued share capital for a period of 15 months. This will be the first time that our shareholders will be asked to vote upon this matter.
We are asking our shareholders to authorize the Board of Directors, generally and unconditionally for the purpose of section 551 of the Companies Act to allot shares in the Company or to grant Rights up to a maximum aggregate nominal amount of $6,976.33, which represents approximately 35% of the issued ordinary share capital of the Company on the Record Date. This authority shall expire (unless previously renewed, varied or revoked) on June 2, 2030, but we may at any time before the expiration of this authority make an offer or agreement which would or might require shares to be allotted, or Rights to be granted, pursuant to this authority after its expiration, and the Board of Directors may allot shares or grant Rights in pursuance of that offer or agreement as if the authority conferred by this resolution had not expired. The authority granted by this resolution shall replace all of our existing authorities to allot any shares and to grant Rights previously granted in connection with the adoption of the Articles in June 2024, but without prejudice to any allotment of shares or grant of Rights already made or agreed or offered to be made pursuant to such authorities.
Renewal of this authority would not exempt us from applicable Nasdaq requirements to obtain shareholder approval prior to certain share issuances or to comply with applicable SEC disclosure and other regulations, and our Board will continue to focus on and satisfy its fiduciary duties to our shareholders with respect to share issuances.
If our shareholders do not approve this Proposal, the Board’s existing authority under the Articles will expire in September 2025. Thereafter, the Board will be unable to issue shares or grant any Rights (including grants of share options and RSUs (as defined below) granted pursuant to the 2018 Plan and 2018 ESPP) without first seeking shareholder approval for each such issuance.
Such state of affairs would massively disadvantage us and our ability to perform in the highly-competitive US biotechnology sector. Not only would it impede our ability to raise capital when and as needed to fund our operations, but it would also materially impact our ability to compensate, attract and retain the highly talented individuals necessary to achieve shareholder value. We believe it in the best interests of the Company and its shareholders to approve this Proposal.
VOTE REQUIRED

This proposal requires the affirmative vote of a simple majority (more than 50%) of the total voting rights cast by eligible shareholders (whether in person or by proxy). Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board unanimously recommends a vote FOR the authorization of our Board to allot shares in the Company or to grant Rights up to a maximum aggregate nominal amount of $6,976.33.

ANNUAL MEETING PROPOSALS TO BE VOTED ON
Annual Meeting Proposal No. 12—Disapplication of Pre-Emption Rights

When the Board of an English public limited company allots equity securities for cash, the Company must first offer those equity securities on the same or more favorable terms to existing shareholders of the Company on a pro rata basis (commonly referred to as the statutory pre-emption right) unless this statutory pre-emption right is disapplied, or opted-out of, by approval of the Company’s shareholders.
In practice, the operation of such pre-emption rights is onerous and can result in significant delay and additional expense to the cost of an equity fundraising, equity-based business development transaction or the operation of equity incentive compensation programs. It is therefore customary for an English company’s board of directors to seek authority from its shareholders to disapply statutory pre-emption rights for cash issues of up to a limit approved by the Company’s shareholders.
In connection with the Redomiciliation, we adopted the Articles, which authorized the Board of Directors (generally and unconditionally) to disapply statutory pre-emption rights on any allotment and issuance of shares or grants of Rights up to ten percent (10%) of our then-issued share capital for a period of 15 months. This will be the first time that our shareholders will be asked to vote upon this matter.
With the Company solely listed on Nasdaq Global Select Market (“Nasdaq”), and the Company’s peers, key shareholders and primary target market being in the United States, the Board of Directors is mindful of the fact that equivalent United States incorporated companies are not required to offer shares to existing shareholders on a pre-emptive basis in the event they are pursuing an equity fundraising. The Board considers that its requirement to offer shares to existing shareholders on a pre-emptive basis may place the Company at a disadvantage in competing for capital.
Therefore, we are asking our shareholders, subject to the passing of Proposal No. 11, to empower the Board of Directors generally pursuant to section 570(1) and section 573 of the Companies Act to allot equity securities for cash pursuant to the general authority conferred on them by Proposal No. 11 as if section 561(1) of the Companies Act did not apply to that allotment. This power (a) shall be limited to the allotment of equity securities up to a maximum aggregate of $6,976.33; (b) will expire (unless previously renewed, varied or revoked) on June 2, 2030, but we may at any time before the expiration of this power make an offer or agreement which would or might require equity securities to be allotted after that expiry and the Board of Directors may allot equity securities pursuant to any of those offers or agreements as if the power had not expired; and (c) will apply in relation to a sale of shares which is an allotment of equity securities by virtue of section 560(3) of the Companies Act as if in the first paragraph of this resolution the words “pursuant to the general authority conferred on them by Proposal No. 11” were omitted. For purposes of this resolution, references to the allotment of equity securities shall be interpreted in accordance with section 560 of the Companies Act.
This resolution replaces all unexercised powers previously granted to the Board of Directors, pursuant to the adoption of the Articles in June 2024, to allot equity securities as if section 561 of the Companies Act did not apply but shall be without prejudice to any allotment of equity securities already made or agreed or agreed to be made pursuant to such authorities.
If our shareholders do not approve this Proposal, the existing authorization granted pursuant to the Articles will expire in September 2025. Thereafter, the exercise of our outstanding share options will become subject to pre-emption, causing immense administrative burden on the Company. This would be materially harmful to our operations, potentially requiring expensive and burdensome effort to remain compliant with UK law, while also fulfilling our obligations to the holders of our outstanding share options. We believe it in the best interests of the Company and its shareholders to approve this Proposal.
The Board of Directors has no present intention of exercising this power, except in relation to our currently existing equity incentive compensation programs, but believe it is in the interests of our shareholders for the Board of Directors to have this flexibility to allot shares for cash otherwise than just in relation to our equity incentive compensation programs should circumstances and their intentions change.

Annual Meeting Proposal No. 12—Disapplication of Pre-Emption Rights

Our Board of Directors considers that, at our current stage of development, the ability to raise new equity funds at relatively short notice and at low cost is vital to the continuing financial health of the business. We believe that it is in the best interests of our company and our shareholders for the Board to seek to retain the ability to readily raise new equity funds at the appropriate time.
VOTE REQUIRED

As this is a special resolution, this proposal requires the affirmative vote of at least 75% of the total voting rights cast by eligible shareholders (whether in person or by proxy). Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board unanimously recommends a vote FOR the empowerment of the Board of Directors to allot equity securities for cash up to a maximum aggregate nominal amount of $6,976.33 pursuant to the authorization in Proposal No. 11 as if UK statutory pre-emption rights did not apply.

ANNUAL MEETING PROPOSALS TO BE VOTED ON
Annual Meeting Proposal No. 13—Authorization of the Board of Directors to capitalize the Company’s merger reserve account, creating a distributable reserve account and allowing for the liquidation of Kiniksa Bermuda.

On June 27, 2024, a special Bermudan court approved scheme of arrangement (the “Scheme of Arrangement”), became effective whereby Kiniksa International replaced Kiniksa Bermuda as the parent company of the Kiniksa organization.
In connection with the Redomiciliation, Kiniksa Bermuda currently holds 1 ordinary share with a nominal value of £0.01 per share in the capital of the Company (the “Bermudan Ordinary Share”) and 50,000 redeemable preference shares with a nominal value of £1.00 per share in the capital of the Company (the “Bermudan Preference Shares”).
It is proposed that Kiniksa Bermuda gift the Bermudan Ordinary Share to the Company for nil consideration, following which the Company will cancel the Bermudan Ordinary Share. The Bermudan Preference Shares held by Kiniksa Bermuda were originally put in place to satisfy the initial authorized minimum capital requirements for an English public company which is currently prescribed as GBP£50,000. The Bermudan Preference Shares have no rights to vote at any general meeting of the Company and have no right to receive any dividend. The rights and restrictions attaching to the Bermudan Preference Shares are set out in the Articles. In order to remove the Bermudan Preference Shares from the capital structure of Kiniksa International, it is proposed that the Company redeem the Bermudan Preference Shares out of its “distributable reserves,” which broadly means the accumulated realized profits of the Company less accumulated realized losses of the Company.
The Redomiciliation gave rise to a merger reserve on the balance sheet of Kiniksa International in an amount equal to the amount by which the fair value of the shares issued in Kiniksa International pursuant to the Scheme of Arrangement exceeds the nominal value of those shares.
Accordingly, it is now proposed by the Board of Directors that the shareholders of Kiniksa International resolve to capitalize the merger reserve account by way of an issue of a non-voting bonus share to Kiniksa Bermuda (as holder of the Bermudan Preference Shares) (the “Merger Reserve Bonus Share”). The Merger Reserve Bonus Share will be issued with a nominal value equal to the amount of the merger reserve, being $520,181,837.
The Merger Reserve Bonus Share will have no voting rights and will not carry any entitlement to attend general meetings of Kiniksa International. It will carry no right to participate in the profits of Kiniksa International and no rights to participate in Kiniksa International’s assets save on a winding up. Accordingly, the Merger Reserve Bonus Share will, for all practical purposes, be valueless.
In order to create distributable reserves which may be used by Kiniksa International to redeem the Bermudan Preference Shares, the Board of Directors propose the shareholders pass a special resolution to undertake a court approved procedure to cancel the Merger Reserve Bonus Share, thereby creating distributable reserves. The capitalization of the merger reserve is required because the courts of England and Wales only have statutory power to reduce capital, share premium account and capital redemption reserve. Hence, in order to utilize the merger reserve, it is necessary to convert that reserve into share capital and thereafter to cancel it.
In summary, the following will be proposed at the Annual Meeting:
1.
Kiniksa Bermuda will transfer the Bermudan Ordinary Share back to the Company, following which the Company will cancel the Bermudan Ordinary Share;

2.
the Company shall issue the Merger Reserve Bonus Share to Kiniksa Bermuda; and

3.
the Record Date Shareholders will vote to approve this Proposal No. 12, pursuant to which the share capital of the Company will be reduced by cancelling the Merger Reserve Bonus Share. The amount previously standing to the credit of the merger reserve account of $520,181,837 will be credited to the reserves of the Company.

Annual Meeting Proposal No. 13—Authorization of the Board of Directors to capitalize the Company’s merger reserve account, creating a distributable reserve account and allowing for the liquidation of
Kiniksa Bermuda.

VOTE REQUIRED

As this is a special resolution, this proposal requires the affirmative vote of at least 75% of the total voting rights cast by eligible shareholders (whether in person or by proxy). Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board unanimously recommends a vote FOR the authorization of the Board of Directors to capitalize the Company’s merger reserve account and subsequently carry out a reduction of capital by way of a court-approved process to cancel the bonus share created by such capitalization.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2024 and has discussed these financial statements with management and the Company’s US independent registered public accounting firm. The Audit Committee has also discussed with the Company’s US independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.
The Company’s US independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the US independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the US independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the US independent registered public accounting firm its independence from the Company. The Audit Committee also considered whether the US independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.
Based on its discussions with management and the US independent registered public accounting firm, and its review of the representations and information provided by management and the US independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Thomas R. Malley (Chair)
G. Bradley Cole
Tracey L. McCain
Barry D. Quart
The foregoing Report of the Audit Committee of the Board of Directors does not constitute soliciting material and shall not be deemed filed with the SEC, and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent specifically incorporated by reference therein.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of PwC, our auditor and US independent registered public accounting firm, billed to us for each of the last two years for audit and other services:
	2024	2023
Audit Fees	$2,076,600	$1,480,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	2,000	6,650
Total Fees	$2,078,600	$1,486,650
Audit Fees

Audit fees consisted of fees billed for professional services performed by PwC for the audit of our US and UK annual consolidated financial statements, the review of our interim consolidated financial statements, and related services that are normally provided in connection with registration statements.
Audit-Related Fees

There were no such fees incurred in 2024 or 2023.
Tax Fees

There were no such fees incurred in 2024 or 2023.
All Other Fees

All other fees for 2024 and 2023 represented the cost of accounting research tools licensed from PwC.
Audit Committee Pre-Approval Policy and Procedures

The Audit Committee adopted a policy (the “Pre-Approval Policy”) which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the US independent registered public accounting firm may be pre-approved. The Pre-Approval Policy generally provides that we will not engage PwC to render any audit, audit-related, tax or permissible non-audit service unless the service is either (a) explicitly approved by the Audit Committee (“specific pre-approval”) or (b) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by PwC has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with Kiniksa’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance Kiniksa’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by PwC without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

Corporate Governance

General

Our Board has adopted Corporate Governance Guidelines, an Insider Trading Compliance Policy, a Code of Business Conduct and Ethics and charters for our Governance Committee, Audit Committee, Compensation Committee, and Science and Research Committee (the “Science Committee”) to assist the Board of Directors in the exercise of its responsibilities and to serve as a framework for the effective governance of Kiniksa. You can access our Governance, Audit, Compensation and Science Committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors” page of our website located at www.kiniksa.com, or by writing to our Secretary c/o Kiniksa Pharmaceuticals Corp. at 100 Hayden Avenue, Lexington, MA 02421. The information contained on our website is not incorporated by reference into this proxy statement, and you should not consider any information contained on, or that can be accessed through, our website as part of this proxy statement.
Board Composition

Our Board currently consists of ten members: Sanj K. Patel, Felix J. Baker, Stephen R. Biggar, M. Cantey Boyd, G. Bradley Cole, Richard S. Levy, Thomas R. Malley, Tracey L. McCain, Kimberly J. Popovits and Barry D. Quart. As set forth in our Articles, the Board of Directors is currently divided into three classes with staggered terms.
Generally, our directors serve three-year terms. At each annual meeting of shareholders, the successors to directors whose terms then expire are elected by the Company’s shareholders for a subsequent three-year term. Because the 2025 Annual Meeting is the first time that our Board, in its capacity as Kiniksa International’s Board following the Redomiciliation, is eligible for election by our shareholders, each class of directors will be elected at this meeting. Thereafter, the classes will serve staggered terms such that, following the 2027 Meeting, all classes of our Board will be serving three-year terms.
Our Articles provide that, unless otherwise determined by ordinary resolution of the Company, the number of directors shall not be less than four and shall be subject to a maximum number as determined by the Board from time to time. Each class of Directors shall consist as nearly as possible of one third of the total number of Directors constituting the entire Board. The division of our Board into three classes with staggered terms may delay or prevent a change of our management or a change in control of our company.
Director Independence

All of our directors, other than Sanj K. Patel, qualify as “independent” in accordance with the listing requirements of Nasdaq. Mr. Patel does not qualify as independent because he is the Chief Executive Officer of the Company. Nasdaq’s independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, the Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
Director Candidates

Our Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board of Directors and filling vacancies on the Board. To facilitate the search process, the

Corporate Governance

Governance Committee may solicit current directors and executives of Kiniksa for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our shareholders. Once potential candidates are identified, the Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from Kiniksa and potential conflicts of interest and determines if candidates meet the qualifications desired by the Governance Committee for candidates for election as a director. For example, in connection with her initial appointment to our Board of Directors, M. Cantey Boyd was recommended by an independent director on the Board, vetted by the Governance Committee and full Board of Directors and, thereafter, appointed via unanimous written consent.
In evaluating the suitability of individual candidates (both new candidates and current members of the Board of Directors), the Governance Committee, in recommending candidates for election, and our Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management; strong finance experience; experience relevant to Kiniksa’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of Kiniksa’s operations; breadth of expertise and experience in substantive matters pertaining to Kiniksa’s business relative to other board members; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board of Directors evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of our Board of Directors.
Shareholders may recommend individuals to the Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Governance Committee, Attention: Secretary, c/o Kiniksa Pharmaceuticals Corp., 100 Hayden Avenue, Lexington, MA 02421. The Governance Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for other candidates.
Communications From Shareholders

The Board of Directors will give appropriate attention to written communications that are submitted by shareholders and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the directors as she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary, Lead Independent Director and/or Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Shareholders who wish to send communications on any topic to the Board of Directors should address such communications to the Board of Directors in writing: Attention: Secretary, c/o Kiniksa Pharmaceuticals Corp., 100 Hayden Avenue, Lexington, MA 02421.
Board Leadership Structure

Our Governance Guidelines provide the Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination

Corporate Governance

that utilizing one or the other structure would be in the best interests of our Company. Currently, Sanj K. Patel, our Chief Executive Officer, serves as Chairman of the Board. The Board of Directors has determined that combining the roles of Chairman of the Board and Chief Executive Officer is best for our Company and shareholders at this time because it promotes unified leadership by Mr. Patel and allows for a single, clear focus for management to execute Kiniksa’s strategy and business plans.
If the Chairman of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a lead independent director (the “Lead Independent Director”). Since our Chairman of the Board is a member of management, the independent directors re-elected Felix J. Baker as the Lead Independent Director. The Lead Independent Director’s responsibilities include, but are not limited to, presiding over all meetings of the Board of Directors at which the Chairman of the Board is not present, including any executive sessions of the independent directors, approving the Board of Directors’ meeting schedules and agendas and acting as liaison between the independent directors of the Board and our Chairman. The Lead Independent Director also currently serves as an important liaison with a number of external stakeholders, including, for example, our largest shareholder on an as-converted basis, Baker Brothers Advisors.
Our Board of Directors is comprised of individuals with extensive experience within the biotechnology and pharmaceutical industries and, with the exception of Mr. Patel, is comprised of directors who meet the independence standards of Nasdaq. For these reasons and because of the strong leadership of Mr. Patel as Chairman of the Board and Chief Executive Officer and the counterbalancing role of Dr. Baker as our Lead Independent Director, our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Board Role In Risk Oversight

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Such day-to-day operational risk management is in turn overseen by members of our executive team, including our General Counsel, Chief Compliance Officer, Chief Operating Officer, Chief Accounting Officer and Chief Financial Officer.
Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us, including the risks discussed under the caption “Risk Factors” contained in our filings with the SEC. Throughout the year, members of our senior management team, including our General Counsel, Chief Operating Officer, Chief Compliance Officer, Chief Accounting Officer and Chief Financial Officer, review these risks with the Board of Directors at regular Board meetings. These management presentations focus on particular business functions, operations or strategies, and present the steps taken by management to identify and mitigate or eliminate present and emerging risks.
Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. Our Board of Directors is responsible for monitoring and assessing strategic risk exposure. Our Audit Committee is responsible for overseeing our major financial, information security and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest and monitors the effectiveness of the Corporate Governance Guidelines. Our Compensation Committee is responsible for overseeing the management of risks related to our executive compensation plans and arrangements as well as risks related to human capital management. The Science Committee assesses and monitors risks associated with our research and development initiatives, programs and related investments. The Board of Directors does not believe that its role in the oversight of our risks adversely affects the Board’s leadership.

Corporate Governance

Board Evaluation

Our Corporate Governance Guidelines require the Governance Committee to oversee periodic assessments of the Board of Directors and its committees. Our evaluation process involves a multi-faceted approach, incorporating quantitative and qualitative data, intended to identify our Board’s strengths and weaknesses.
Code of Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. We have posted a current copy of the code in the “Corporate Governance” section of the “Investors” page of our website located at www.kiniksa.com. In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the code.
The information contained on our website is not incorporated by reference into this proxy statement, and you should not consider any information contained on, or that can be accessed through, our website as part of this proxy statement.
Insider Trading Compliance Policy

We have adopted a written Insider Trading Compliance Policy that governs the purchase, sale and other transactions in our securities by our directors, officers and employees, and certain of their family members, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable Nasdaq listing standards. Our Insider Trading Compliance Policy provides for, among other things, a prohibition against transacting in our securities while in possession of material nonpublic information, all hedging transactions involving our securities, margin purchases of our securities, and pledging our securities as collateral to secure loans.
We require certain of our officers and employees to conduct transactions in our securities through trading plans, reviewed and approved by our General Counsel or other properly designated officer, in compliance with Rule 10b5-1 of the Exchange Act. We require certain other employees to obtain pre-clearance from our General Counsel, or other properly designated officer, prior to transacting in our securities. We believe such policies improve our officers’ and employees’ compliance with our Insider Trading Compliance Policy, Code of Business Conduct and Ethics, and the rules and requirements of federal securities laws.
The insider trading policy does not apply directly to repurchases of our securities by the Company, but we have not made repurchases of our securities to date and do not reasonably expect to be in a position to repurchase our securities in the near future. If we were to repurchase our securities, we expect to follow the Insider Trading Compliance Policy’s guidelines in connection with securities repurchases by effecting trades either during open window periods under the policy or through adoption, during an open window period, of a pre-arranged trading plan that satisfies the affirmative defense requirements of Rule 10b5-1 under the Exchange Act.
Attendance by Members of the Board of Directors At Meetings

There were four meetings of the Board of Directors during 2024. During 2024, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which such director served during the period in which he or she served as a director.
Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting. Eight of our directors then in office attended our 2024 Annual Meeting of Shareholders.
Committees of the Board of Directors

Our Board of Directors has established four standing committees: the Audit Committee, the Compensation Committee, the Governance Committee and the Science Committee. Each committee

Corporate Governance

operates under its respective written charter. The charters of our committees are available in the “Corporate Governance” section of the “Investors” page of our website located at www.kiniksa.com. The information contained on our website is not incorporated by reference into this proxy statement, and you should not consider any information contained on, or that can be accessed through, our website as part of this proxy statement.
Our Board of Directors has determined that (a) all of the members of each of the Board’s four standing committees are independent as defined under Nasdaq rules, where applicable, (b) all of the members of the Audit Committee meet the independence requirements of Rule 10A-3 under the Exchange Act, and (c) all members of the Compensation Committee meet the heightened standard for independence specific to members of a compensation committee under Nasdaq rules.
The current composition of the Board and its committees, including which Directors serve as committee chairs, is as follows:
Name	Audit	Compensation	Governance	Science
Felix J. Baker(1)			X	X
Stephen R. Biggar			Chair	X
M. Cantey Boyd(1)		X
G. Bradley Cole	X
Richard S. Levy				Chair
Thomas R. Malley	Chair		X
Tracey L. McCain	X
Kimberly J. Popovits(1)		Chair
Barry D. Quart	X	X		X

(1)
Effective October 4, 2024, Felix J. Baker resigned from his role as Chair and member of the Compensation Committee, Kimberly J. Popovits was appointed to the role of Chair of the Compensation Committee, and M. Cantey Boyd was appointed as a member of the Compensation Committee.

Audit Committee
The responsibilities of the Audit Committee include:
•
appointing, approving the compensation of, and assessing the independence of our US independent registered public accounting firm and UK statutory auditors;

•
overseeing the work of our US independent registered public accounting firm and UK statutory auditors, including through the receipt and consideration of reports from such firm;

•
reviewing and discussing with management, our US independent registered public accounting firm, and our UK statutory auditors our annual and quarterly financial statements and related disclosures;

•
coordinating our Board of Directors’ oversight of our internal control over financial reporting, disclosure controls and procedures, procedures for complaints, and Code of Business Conduct and Ethics;

•
discussing our risk assessment and risk management policies, including guidelines and policies to govern the process by which Kiniksa’s exposure to risk is handled;

•
overseeing management of Kiniksa’s financial, cybersecurity and information security risks;

•
meeting independently with our internal auditing staff, if any, US independent registered public accounting firm, UK statutory auditors, and management;

•
reviewing and approving or ratifying any related person transactions; and

•
preparing the audit committee report required by the SEC’s rules (which is included in this proxy statement).

Corporate Governance

The members of the Audit Committee are Messrs. Cole and Malley, Dr. Quart and Ms. McCain. Mr. Malley serves as the Chair of the committee. The members of the Audit Committee meet the requirements for financial literacy under the applicable rules of the SEC and Nasdaq. Our Board of Directors has determined that Messrs. Malley and Cole are each an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.
The Audit Committee met four times in 2024.
Compensation Committee
The Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers and directors, among other things. In fulfilling its purpose, the Compensation Committee’s responsibilities include:
•
reviewing and approving, or recommending for approval by the Board of Directors, the compensation of our Chief Executive Officer and our other executive officers based on the input of the Company’s independent compensation consultant and feedback from proxy advisory firms and our shareholders;

•
overseeing and administering our cash and equity incentive plans;

•
reviewing and approving Kiniksa’s corporate goals relevant to the compensation of our Chief Executive Officer and our other named executive officers, evaluating the executive officers’ performance against such goals and determining the bonus payouts to our executive officers related to such performance;

•
working with Kiniksa’s independent compensation consultant to review and approve Kiniksa’s compensation peer group by which executive and director compensation is evaluated;

•
administering any recoupment or clawback policy or policies adopted by Kiniksa;

•
reviewing and making recommendations to the Board of Directors with respect to director compensation;

•
reviewing and discussing with management strategies related to human capital management and overseeing risks related thereto;

•
assessing the independence and suitability of the Company’s independent compensation consultant; and

•
reviewing and approving the UK Remuneration Report and UK Remuneration Policy.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter. The Compensation Committee may delegate to one or more of our executive officers the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans and any such delegation.
The members of our Compensation Committee are Dr. Quart and Mses. Boyd and Popovits. Ms. Popovits serves as the Chair of the committee. Effective October 4, 2024, Felix J. Baker resigned from his role as Chair and member of the Compensation Committee, Kimberly J. Popovits was appointed to the role of Chair of the Compensation Committee and M. Cantey Boyd was appointed as a member of the Compensation Committee.
The Compensation Committee met three times in 2024.
Nominating and Corporate Governance Committee
The Governance Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the governance of the Board and its committees, among other things. In fulfilling its purpose, the Governance Committee’s responsibilities include:
•
identifying individuals qualified to become Board members;

Corporate Governance

•
recommending to the Board of Directors the persons to be nominated for election as directors and to each Board committee;

•
periodically reviewing the Company’s Corporate Governance Guidelines and the Board’s leadership structure and making recommendations to the Board;

•
overseeing periodic evaluations of the Board of Directors and its committees; and

•
periodically overseeing the process to develop and evaluate Kiniksa’s succession plans for the Chief Executive Officer and other executive officers, including emergency succession plans, for discussion with the Board.

The members of our Governance Committee are Drs. Baker and Biggar, and Mr. Malley. Dr. Biggar serves as the Chair of the committee.
The Governance Committee met one time in 2024.
Science and Research Committee
The Science Committee is responsible for assisting the Board in the discharge of its responsibilities relating to Kiniksa’s research and development activities, among other things. In fulfilling its purpose, the Science Committee’s responsibilities include:
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evaluating and advising Kiniksa on its research and development initiatives, including the opportunities and risks associated with such initiatives;

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overseeing management of Kiniksa’s clinical and pre-clinical activity, including risks related thereto;

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evaluating and advising Kiniksa on its current and potential internal and external programs and investments in science and technology;

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identifying and providing strategic advice on significant emerging science and technology issues, innovations and trends; and

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making recommendations to the Board with respect to Kiniksa’s research and development pipeline, strategy, direction, internal and external programs, and related investments, as well as on Kiniksa’s progress in achieving its strategic research and development goals and objectives.

The members of our Science Committee are Drs. Baker, Biggar, Levy and Quart. Dr. Levy serves as the Chair of the committee.
The Science Committee met eight times in 2024.

Executive Officers

The following table identifies our current executive officers:
Name	Age	Position
Sanj K. Patel	55	Chief Executive Officer and Chairman of the Board
Michael Megna	54	Group Vice President, Finance and Chief Accounting Officer
Ross Moat	44	Executive Vice President and Chief Commercial Officer
John F. Paolini, M.D., Ph.D.	60	Executive Vice President and Chief Medical Officer
Mark Ragosa	51	Senior Vice President and Chief Financial Officer
Eben Tessari	43	Executive Vice President and Chief Operating Officer
Set forth below is certain additional information concerning Kiniksa’s executive officers, including their respective positions with Kiniksa and prior business experience.
Sanj K. Patel—See Mr. Patel’s biography on page 17 of this proxy statement.
Michael Megna has served as our Chief Accounting Officer since February 2020, at which point he also assumed the role of principal accounting officer. Mr. Megna also serves as our Group Vice President, Finance, effective January 2022, and was our Vice President, Finance from July 2018 to January 2022. Mr. Megna served as our principal financial officer from March 2020 until December 2020. As the Company’s Chief Accounting Officer and Group Vice President, Finance, Mr. Megna oversees the Company’s accounting and finance functions, with responsibility for finance, treasury, and tax. From July 2012 until July 2018, Mr. Megna served in roles of increasing seniority at LFB USA, Inc./rEVO Biologics, Inc., a biopharmaceutical company, most recently as Senior Vice President, Finance & Accounting. In those roles, Mr. Megna oversaw financial operations, information technology, human resources and project management functions. He played a key role in the financial carve out of rEVO Biologics to create a focused commercial entity to finance a follow-on indication of the company’s previously approved biologic product, Atryn®. Prior to LFB USA, he held senior financial management positions at BioSphere Medical, Inc., a medical device company. Mr. Megna began his career in public accounting, including most recently at PricewaterhouseCoopers LLP where he worked with a variety of public and private audit clients. Mr. Megna has a B.B.A. in Accounting from Siena College and is a Certified Public Accountant.
Ross Moat has served as our Executive Vice President, Chief Commercial Officer since January 2025 and served as our Senior Vice President and Chief Commercial Officer from January 2022 to December 2024. In this role, Mr. Moat is responsible for leading the Company’s sales, marketing, and commercial operations across its portfolio, including our commercial asset, ARCALYST (rilonacept). Prior to that, Mr. Moat served as our Group Vice President and ARCALYST General Manager from February 2021 to January 2022, our Vice President, European Operations and Rilonacept Franchise Commercial Head from July 2020 to February 2021 and as our Vice President, European Operations from June 2019 to July 2020. Prior to joining Kiniksa, Mr. Moat served as VP, EMEA Marketing and Commercial Operations from May 2018 to June 2019 at AveXis, Inc., a Novartis AG company, where he led launch readiness planning and execution. Prior to that, Mr. Moat served as Executive Director, EU Genetic Diagnostic Strategy from July 2017 to February 2018 at Spark Therapeutics, Inc. (“Spark”) where he built a pre-launch field-facing team in sequential launch markets. Prior to joining Spark, Mr. Moat served as Senior Director, Commercial & Marketing Lead, EMEA from August 2015 to June 2017 at Alexion, where he developed the EMEA strategic and operational commercial plans for the metabolic business unit. Prior to that, Mr. Moat held various roles with increasing responsibilities at Synageva and ProStrakan Inc. Mr. Moat received his B.A. in Business Management at Middlesex University in London.
John F. Paolini, M.D., Ph.D., has served as our Executive Vice President and Chief Medical Officer since January 2025 and served as our Senior Vice President and Chief Medical Officer from August 2016

Executive Officers

to December 2024. From August 2015 to August 2016, Dr. Paolini was Clinical Research Head of the Cardiovascular and Metabolic Diseases Research Unit at Pfizer Inc., a pharmaceutical company, or Pfizer, where he was responsible for bringing forward programs from pre-clinical through early clinical development and proof of concept. Prior to Pfizer, from August 2011 to July 2015, Dr. Paolini served as Chief Medical Officer of Cerenis Therapeutics, a biotechnology company focused on cardiovascular and metabolic diseases, where he was responsible for designing and executing clinical trials and regulatory strategy for a portfolio of products. Dr. Paolini holds an M.D. and a Ph.D. from Duke University School of Medicine, a B.A. and a B.S. from Tulane University, and completed his internship, residency and fellowship in Internal Medicine and Cardiology at Brigham and Women’s Hospital, Boston.
Mark Ragosa has served as our Senior Vice President and Chief Financial Officer since March 2021 and prior to that as Vice President and Interim Chief Financial Officer from December 2020 to March 2021, at which point he also assumed the role of principal financial officer. As our Chief Financial Officer, Mr. Ragosa oversees our Finance, Investor Relations, Human Resources, and Information Technology organizations. Prior to serving as our Interim Chief Financial Officer, Mr. Ragosa served as our Vice President, Investor Relations and Finance from May 2020 to December 2020 and our Vice President, Investor Relations from May 2018 to May 2020. In these roles, Mr. Ragosa oversaw the development and execution of our strategic investor-relations plan, as aligned with our long-term goals, and contributed to our capital raise strategy. Prior to that, Mr. Ragosa served as Director, Investor Relations from February 2018 to May 2018 and Associate Director from September 2016 to February 2018 at Ironwood Pharmaceuticals, Inc. (“Ironwood”), a biotechnology company where he managed relationships with investors and analysts and served as an external spokesperson. Prior to joining Ironwood, Mr. Ragosa served as a Vice President within the equities division at Goldman Sachs Group, Inc. from March 2012 to June 2016 where, among other things, he facilitated capital raises for private and public companies and conducted financial analyses. Prior to that Mr. Ragosa held roles within the equities divisions at Morgan Stanley and Bank of America Securities. Mr. Ragosa received his B.A. in History and Government at Bowdoin College and is a Chartered Financial Analyst.
Eben Tessari has served as our Executive Vice President and Chief Operating Officer since January 2025 and served as our Senior Vice President and Chief Operating Officer from January 2022 to December 2024. Prior to that he served as our Senior Vice President and Chief Business Officer from March 2018 until January 2022 and our Senior Vice President, Business Development from July 2015 until March 2018. In these roles, Mr. Tessari oversaw the Company’s business development efforts, including the expansion of its product candidate portfolio. Before joining the Company, he served as Senior Director, Business Development at Synageva, from December 2014 to July 2015, where he led strategic business initiatives. Prior to that, he was Director, Business and Corporate Development at Civitas Therapeutics, Inc., a biotechnology company, from November 2013 to December 2014, where he managed the company through an acquisition by Acorda Therapeutics, Inc. Mr. Tessari holds a B.Sc. in Behavioral Neuroscience from Northeastern University, a Master’s degree in Biomedical Engineering from Boston University, and both a J.D. and an M.B.A. from Suffolk University.
None of our executive officers is related to any other executive officer or to any of our directors.

EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation strategy, philosophy, policies and practices, and provides information regarding the manner and context by which executive compensation was earned by, or paid and awarded to, our named executive officers listed below, whom we refer to collectively as “named executive officers” or “NEOs,” for the year ended December 31, 2024.
•
Sanj K. Patel, Chief Executive Officer and Chairman of the Board of Directors;

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John F. Paolini, M.D., Ph.D., Executive Vice President and Chief Medical Officer;

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Eben Tessari, Executive Vice President and Chief Operating Officer;

•
Ross Moat, Executive Vice President and Chief Commercial Officer; and

•
Mark Ragosa, Senior Vice President and Chief Financial Officer.

2024 Performance Highlights
The following are some of the key highlights of our performance in 2024:
Commercial Execution
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Strong commercial execution that resulted in 79% year-over-year ARCALYST sales growth to $417.0 million in 2024.

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More than 2,850 prescribers having written ARCALYST prescriptions from launch through to the end of 2024.

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As of the end of 2024, average total duration of ARCALYST therapy in recurrent pericarditis was approximately 27 months.

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As of the end of 2024, approximately 13% of the target 14,000 multiple-recurrence patients were actively on ARCALYST treatment.

Portfolio Development
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Clinical development of KPL-387, an independently developed investigational monoclonal antibody, that we believe has the potential to expand the treatment options for recurrent pericarditis patients by providing a single monthly subcutaneous injection in a liquid formulation.

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Advancing KPL-1161, an independently developed investigational monoclonal antibody designed to have an increased half-life that we believe could support quarterly subcutaneous dosing, towards clinical development.

2024 Key Compensation Actions
The following key compensation actions were taken with respect to NEO compensation during 2024:
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Base Salary: The Compensation Committee increased the base salary of our CEO by 4% and our other NEOs by approximately 4% and 5%, other than Ross Moat, our Chief Commercial Officer, whose base salary was increased by approximately 17% in connection with his relocation to the United States and entry into an employment agreement with base salary denominated in USD in July 2024.

•
Annual Cash Incentive Compensation: For 2024, the Compensation Committee determined to maintain the NEOs’ target cash incentive opportunities (as a percentage of base salary) at their 2023 levels. Based on the Compensation Committee’s assessment of the Company’s

EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS

performance against its annual corporate goals for 2024, payouts under the Company’s annual bonus program were made at 125% of target.
•
Equity Incentive Awards: Reinforcing the alignment of pay and performance, PSUs were introduced into the Company’s equity incentive program compensation mix for 2024. The Compensation Committee determined that the total target value of our NEO’s equity incentive awards would be a mix of 65% share options, 25% time-based restricted share units (“RSUs”) and 10% performance share units (“PSUs”).

Overview of Executive Compensation Program
Our executive compensation program is designed to be competitive with our peer group and industry. As a US-centered business with senior executives based in the US, our executive compensation program reflects compensation practices in the United States, which we believe helps us compete effectively in our primary market for talent. The core goals of our program include the following:
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rewarding and driving both short-term and long-term performance;

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mitigating undue risk;

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aligning executive officer compensation with the best interests of our shareholders;

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ensuring our overall compensation is competitive among our compensation peer group and industry; and

•
attracting and retaining executive officers who contribute to the Company’s short-term and long-term success.

Say-on-Pay Voting
The results of our past say-on-pay votes speak for themselves. In 2024, approximately 98% of the votes cast by the Company’s shareholders present in person or by proxy at the Company’s annual meeting, excluding broker non-votes, voted to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, which we believe reflects strong approval of our compensation policies. We value the feedback of our shareholders and will consider any feedback we receive as we continue to assess our executive compensation practices.
Roles and Responsibilities of Participants in our Executive Compensation Process

Role of the Compensation Committee
The Compensation Committee, which consists entirely of independent directors, has primary responsibility for overseeing and administering the compensation program for our senior management team, including our named executive officers. In making executive compensation decisions, the Compensation Committee considers a variety of factors and data, including individual and corporate performance and compensation levels and trends amongst our compensation peer group. The Compensation Committee retains the right to hire outside advisors as needed to assist in reviewing and revising our executive compensation programs. See “Role of the Independent Compensation Consultant” for more information.
The responsibilities of the Compensation Committee are set forth in detail under the heading “Corporate Governance—Committees of the Board of Directors—Compensation Committee” and in the Compensation Committee’s charter, which can be found on the “Corporate Governance” section of the “Investors” page of our website located at www.kiniksa.com. In particular, the Compensation Committee annually reviews the base salaries, target bonuses, annual bonus payouts and long-term equity compensation of our named executive officers and periodically reviews the other elements of our executive compensation program.
The information contained on our website is not incorporated by reference into this proxy statement, and you should not consider any information contained on, or that can be accessed through, our website as part of this proxy statement.

EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS

In some circumstances, the Compensation Committee will make recommendations to the Board with respect to certain compensation decisions, which approval will require the consent of the full Board of Directors.
Role of the Independent Compensation Consultant
The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. During 2024, the Compensation Committee engaged Compensia, Inc., a compensation consulting firm (“Compensia”), to, among other things, assist in developing and overseeing the Company’s executive and non-employee director compensation programs and provide an analysis of competitive market data. The Compensation Committee selected Compensia for its expertise, history with the Company, and quality of service. Compensia reported directly to the Compensation Committee.
The Compensation Committee reviewed competitive market compensation analyses prepared by Compensia comparing the compensation of our non-employee directors and senior management team, including our executive officers, to that of a group of peer companies within our industry, and met with representatives of Compensia to discuss such analyses. The Compensation Committee retains ultimate discretion to review and approve the Company’s compensation peer group by which non-employee director and executive officer compensation is evaluated. The Compensation Committee considered the advisor independence factors required under SEC rules and Nasdaq listing standards as they relate to Compensia, and did not find any conflicts of interest in 2024 raised by the work Compensia performed. No other services were provided by Compensia to the Company in the year ended December 31, 2024.
Role of the Chief Executive Officer
Each year, our Chief Executive Officer provides an assessment of the performance of each executive officer, other than himself, during the prior year and makes recommendations to the Compensation Committee regarding (a) promotions, (b) annual compensation, (c) target bonuses and annual bonus payouts, and (d) long-term equity compensation. Such recommendations are based on numerous factors including:
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Achievement of corporate and individual performance targets;

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Leadership competencies;

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External market competitiveness, including pay practices among the Company’s compensation peer group;

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Internal pay comparison; and

•
Executive retention considerations.

The Compensation Committee reviews and considers such recommendations, together with all other information presented, including the input and observations of Compensia, in determining the elements of compensation and target total direct compensation opportunities for our senior management team.
Executive Compensation Philosophy and Strategy

Our executive compensation program is designed to reward the achievement of our strategic corporate objectives and creation of long-term shareholder value. We aim to achieve this by designing an executive compensation program that:
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Rewards and Drives Short-Term and Long-Term Performance. Our compensation structure is designed to emphasize the achievement of short-term goals while sustaining long-term growth. Executive officers receive a mix of compensation that rewards both the achievement of short-term corporate objectives through annual cash incentive compensation and long-term, sustainable corporate and share price growth through long-term equity incentive awards.

•
Aligns Executive Compensation with Shareholder Interests. Our compensation program aligns our executive officers’ interests with that of our shareholders through participation in our

EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS

long-term equity incentive plans, including the 2018 Plan and 2018 ESPP. For our executive officers, who set and lead our future strategic direction, we ensure that a significant portion of their target total direct compensation opportunity is delivered in the form of long-term equity awards to maintain alignment between their interests and those of our shareholders. To further align the interests of our executive officers and our shareholders, we introduced PSUs as part of our executive compensation program in 2024, which includes total shareholder return as one of the performance measures.
•
Ensuring Competitive Pay Practices. Our executive compensation program is designed to be competitive with our compensation peer group and industry. As a US-centered business with senior executives based in the US, our executive compensation program reflects compensation practices in the United States, which we believe helps us compete effectively in our primary market for talent. We assess our executive compensation program using competitive market analysis with data drawn from a peer group of biopharmaceutical companies selected after considering various factors, including market capitalization, revenue, lead indications, pipeline size and geographic location, which we believe to be representative of the companies with which we compete for talent as well as the broader biopharmaceutical industry.

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Mitigates Undue Risk. Our equity mix is balanced towards long-term equity incentive awards, including the introduction of PSUs in 2024 that are earned and vest upon the achievement of multi-year corporate performance objectives and relative total shareholder return. This helps to ensure that our senior management team avoids unnecessary short-term risk taking and instead considers our Company’s long-term success.

Components of our Executive Compensation Program

Our executive compensation program is comprised of the following primary elements:
•
Base Salary;

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Annual Cash Incentive Compensation; and

•
Equity Incentive Awards.

In addition, our named executive officers are entitled to participate in our retirement savings plan and receive benefits on similar terms as our similarly situated employees.
Each element of our executive compensation program has a different purpose and key characteristics, which, when combined, fulfills the objectives set forth above under the heading “Executive Compensation Philosophy and Strategy”. Details regarding each element of our executive compensation program are set forth below under each relevant sub-section.
Pay Mix
The Compensation Committee does not have any formal policies regarding the mix of compensation elements for our named executive officers. The given ratio of compensation elements may vary from year-to-year.
The Company’s executive compensation program reflects a mix of fixed and variable compensation, with a significant portion of named executive officers’ total compensation being delivered in the form of “at-risk” long-term equity awards to maintain alignment between our named executive officers’ interests and those of our shareholders and to incentivize performance. The pay mix of our CEO, and the averages for the pay elements of our non-CEO NEOs, in each case as it relates to 2024, is presented below. Equity incentive values represent grant date fair value of awards, assuming target performance in the case of PSUs, and annual cash bonuses represent annual cash bonuses actually received.

EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS

Base Salary
Base salary is intended to provide a fixed component of remuneration reflecting our executive officers’ skill sets, experience, roles and responsibilities. The base salary for our executive officers has generally been set at levels deemed necessary to attract and retain such individuals.
The Compensation Committee reviews and approves, or recommends to the Board for approval, the base salary of our executive officers each year. As part of its review, the Compensation Committee reviews the Company’s corporate goals and objectives relevant to our executive officers’ compensation and evaluates the individual performance of our executive officers in light of such goals and objectives. The Compensation Committee additionally consults prevailing market practice among the Company’s compensation peer group (as discussed further below under the heading “Compensation Peer Group”) and within the Company’s industry with respect to compensation matters. The Compensation Committee retains discretion to adjust the base salary of our executive officers as necessary to attract and retain such individuals, or in conjunction with any changes to job responsibilities or to reflect experience within their respective roles.
Changes in the 2024 base salaries for our named executive officers as compared to 2023 are discussed under the heading entitled “2024 Executive Compensation of Our Named Executive Officers.”
Annual Cash Incentive Compensation
We offer our executive officers the opportunity to earn an annual performance bonus to compensate them for attaining short-term company goals as approved by our Compensation Committee and/or Board relating to our overall business and strategy and for such officers’ individual performances. The annual performance bonus is paid entirely in cash.
Our executive officers are eligible to earn an annual cash bonus at a specified target bonus opportunity, as applicable to each executive officer and as set by the Compensation Committee, with the actual bonus paid determined by the Compensation Committee based on achievement of corporate and individual performance targets. The Compensation Committee annually reviews target bonuses for our executive officers and approves adjustments, as necessary, to ensure such target bonuses are competitive as compared to the Company’s compensation peer group.
Annual corporate goals are initially proposed by management and then reviewed by the Compensation Committee and the Board, with performance against such objectives assessed at the end of the year. Corporate goals are weighted by the Compensation Committee in proportion to their degree of importance. Based upon the Company’s performance against such goals, the Compensation Committee

EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS

will make a decision as to our executive officers’ bonus payouts. In approving the Company’s corporate goals each year, the Compensation Committee strives to ensure that the goals:
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are reasonably achievable with strong performance by the Company;

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are tailored to the Company’s position, needs, and strategy for a given year, though recurring goals include those related to commercial and clinical performance;

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address both the near-term performance of our business, and the actions needed to create and sustain a solid foundation for long-term growth; and

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do not encourage inappropriate risk-taking.

In 2024, the Compensation Committee reviewed the performance of the Company’s executive officers against the corporate goals established for the year. Details of such analysis are provided under the heading “2024 Annual Cash Incentive Compensation and Performance Goals”.
Equity Incentive Awards
Equity awards align the interests of our executive officers with long-term shareholder interests and help us to attract and retain employees.
Long-term equity incentive awards are granted to our employees, including our executive officers, in connection with their hiring and have historically been granted on a biannual basis thereafter in accordance with the terms of the 2018 Plan. Biannual grants for our executive officers include share options, RSUs and, beginning in 2024, PSUs.
Share options granted to the Company’s executive officers generally vest and become exercisable as to 25% of the shares underlying the option on the first anniversary of the date of grant and in 36 equal monthly installments thereafter, generally subject to the applicable officer’s continued service to the Company. RSUs granted to the executive officers generally vest as to 25% of the RSUs on each of the first, second, third and fourth anniversaries of the date of grant, generally subject to the applicable officer’s continued service to the Company. PSUs granted to the executive officers vest after three years with the shares issuable thereto determined based upon performance metrics selected by the Compensation Committee at the time of grant. In 2024, the Company granted PSUs to its executive officers with metrics relating to ARCALYST revenue and relative total shareholder return.
In addition, the Company maintains the 2018 ESPP, which the executive officers are eligible to participate in on the same terms as other employees.
Retirement Savings Plan
We believe our retirement savings plan enhances the overall desirability of our remuneration package for our executive officers and further incentivizes them by providing a vehicle for tax-deferred retirement savings.
Our employees, including our executive officers, based in the United States are eligible to join a 401(k) retirement savings plan. Participating employees are eligible to receive a Company match consisting of (a) 100% of the first 3% of salary contributed, plus (b) 50% of the next 2% of salary contributed.
The maximum contribution under the Company’s 401(k) retirement savings plan is 4% of an employee’s cash remuneration, subject to statutory limitations on 401(k) plan contributions.
Benefits
We provide market competitive, yet cost-effective employment benefits to our employees, including our executive officers, in order to enhance the overall desirability of our compensation packages and provide for employee welfare.
Our employees, including our executive officers, are eligible to participate in our health and welfare plans, including medical, dental, and vison benefits, a healthcare flexible spending account, a dependent care flexible spending account, short-term and long-term disability insurance and life insurance to the same extent as our other full-time employees generally, subject to the terms and eligibility requirements of those plans.

EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee reviews benefits offered from time to time and retains discretion to add or substitute benefits to ensure they remain market competitive.
Compensation Peer Group

Competitive market practices are one of the factors taken into account by the Compensation Committee when determining executive compensation levels and compensation program design.
To ensure our target total direct compensation opportunities are competitive, each year the Compensation Committee, with the assistance of Compensia, reviews, updates and approves a group of publicly-traded peer companies against which the Company benchmark’s its executive compensation program. The Compensation Committee reviews the information provided by Compensia and management to select our peer group from a pool of comparable biopharmaceutical companies. For the compensation peer group approved for 2024, the Compensation Committee considered the following criteria when selecting peer companies:
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Primary Criteria

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Industry: Companies must be either biotechnology or pharmaceutical companies.

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Market Capitalization: Companies must have a 30-day average market capitalization of approximately 25% to 400% of Kiniksa’s 30-day average market capitalization.

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Stage of Lead Drug: Companies must be in Phase III development or pending regulatory approval for their lead product candidate or commercializing a drug product.

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Refinement Criteria.

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Revenue: Annual product revenue of approximately $100 million to $500 million.

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Indication: Primary indications for the company’s development portfolio must be auto-immune, auto-inflammatory, cardiovascular and/or rare disease.

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Pipeline: Must have two or more programs in the company’s development pipeline.

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Additional Considerations

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Geography: US-based companies located outside the San Francisco Bay Area, with a preference for Massachusetts-based companies.

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Reverse Peers: Companies that have named Kiniksa as a peer company.

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Peers of Identified Companies: Companies that are peers of certain specified peers of interest.

At the time our 2024 compensation peer group was approved in August 2023, our market capitalization was at approximately the 39th percentile of the peer group and our last four quarters’ revenue was at approximately the 65th percentile of the peer group.
For each of the companies in our compensation peer group, Compensia analyzes the company’s available executive compensation information and related data as reported in its public filings during the prior and current year to identify the executives at such companies whose positions are comparable to those held by our executive officers. Compensia then compiles and analyzes the data for each comparable position, supplementing such information with relevant data from published compensation surveys where appropriate. The Compensation Committee then reviews and discusses the analysis of such data when making compensation determinations.

EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS

The 2024 compensation peer group (in alphabetical order) was as follows:
Agios Pharmaceuticals	Insmed
Amicus Therapeutics	Intercept Pharmaceuticals
BioCryst Pharmaceuticals	Ironwood Pharmaceuticals
Bluebird Bio	Karyopharm Therapeutics
Blueprint Medicines	Macrogenics
BridgeBio Pharma	Rhythm Pharmaceuticals
Collegium Pharmaceuticals	Rigel Pharmaceuticals
Corcept Therapeutics	Sage Therapeutics
Deciphera Pharmaceuticals	Travere Therapeutics
ImmunoGen	Ultragenyx Pharmaceuticals
In updating the compensation peer group for 2024, the Compensation Committee removed Esperion Therapeutics, Heron Therapeutics, Mirum Pharmaceuticals and Y-mAbs Therapeutics as they no longer fit within the peer selection criteria with respect to market capitalization and/or revenue, as applicable. The Compensation Committee added Blueprint Medicines, Collegium Pharmaceuticals, Corcept Therapeutics, Insmed, Intercept Pharmaceuticals and Ironwood Pharmaceuticals, due to their overall fit relative to the selected peer criteria.
2024 Executive Compensation of our Named Executive Officers

Base Salary
In December 2023, the Compensation Committee reviewed the base salaries of our senior management team, including our named executive officers, and determined to increase their base salaries, after considering individual performance, responsibilities and scope of duties; a competitive market analysis prepared by Compensia; and certain executive retention objectives. The table below sets forth the 2024 base salaries and percentage increases over the 2023 base salaries for our named executive officers:
	Base Salary in the year ended December 31,		Increase in Base Salary
Named Executive Officer	2023	2024	($)	(%)
Sanj K. Patel	$864,780	$899,371	$34,591	4%
John F. Paolini, M.D., Ph.D.	$541,510	$563,171	$21,661	4%
Eben Tessari	$500,580	$520,603	$20,023	4%
Ross Moat	$436,581(1)	$511,596(2)	$75,015	17%
Mark Ragosa	$479,682	$503,666	$23,984	5%

(1)
Reflects a conversion from GBP to USD using the 2023 average FX rate (£1:$1.243779).

(2)
Reflects Mr. Moat’s base salary as approved by the Compensation Committee in connection with his relocation to the United States and entry into an employment agreement that included base salary denominated in USD in July 2024. The base salary approved by the Compensation Committee in December 2023 was $515,852, after applying a conversion from GBP to USD using the 2024 average FX rate (£1:$1.277925).

2024 Annual Bonus and Performance Goals
Each member of our senior management team, including each named executive officer, has a target bonus, which is expressed as a percentage of his annual base salary. This target is evaluated by the Compensation Committee annually based upon an assessment of the competitive market data prepared by Compensia. Our named executive officers’ target bonuses for each of 2023 and 2024 are set forth in the table below:

EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS

	Bonus Target in the year ended December 31,
Named Executive Officer	2023	2024
Sanj K. Patel	65%	65%
John F. Paolini, M.D., Ph.D.	45%	45%
Eben Tessari	45%	45%
Ross Moat	45%	45%
Mark Ragosa	45%	45%
Each year, our management team recommends corporate goals to be utilized to evaluate performance under the Company’s annual bonus plan, with a suggested weighting assigned to each category of goals. These goals are derived from the Company’s business plan and reflect the Company’s priorities and vision for the applicable year. The proposed goals are presented to the Compensation Committee in the first quarter of each year, with the Compensation Committee providing feedback on both the goals and the proposed weightings of each category. Following the Compensation Committee’s review, the corporate goals are presented to the full Board for any additional feedback. During the year, management periodically updates the Compensation Committee on the progress that the Company has made against its corporate goals. At the end of the year, the Compensation Committee assesses the Company’s full year performance against the corporate goals and makes its determination as to the annual bonus payout.
The Company’s 2024 corporate goals are set forth below and reflect the Company’s primary focus on executing its commercial strategy for ARCALYST while working to advance its portfolio of developmental assets. Details regarding the primary elements of each goal, its relative weighting, and the primary factors considered when the Compensation Committee considered the Company’s performance against such goal are set forth below:
Goal	Weighting	Description of Primary Elements	Primary Factors Considered When Evaluating Performance
ARCALYST	55%	(a) Deliver on Arcalyst commercial performance, including net product revenue; and	(a) The Company’s commercial performance was well above expectations. In 2024, the Company initially guided to net product revenue of $360-$380 million. Over the course of 2024, the Company increased its ARCALYST net product revenue guidance three times and ultimately delivered net product revenue of $417 million in 2024. The Company’s strong commercial execution in 2024 resulted in a 79% growth in ARCALYST sales compared to 2023.
		(b) Deliver on the objectives of the ongoing technology transfer of the ARCALYST drug substance manufacturing process, including (i) signing a contract with a new CDMO, (ii) completing engineering runs, and (iii) maintaining the expected timeline towards FDA	(b) The Company continued to advance the technology transfer of the process for manufacturing ARCALYST drug substance. The Company negotiated and signed a master services agreement with Samsung Biologics Co., Ltd. (“Samsung”) to be a replacement

EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS

Goal	Weighting	Description of Primary Elements	Primary Factors Considered When Evaluating Performance
		approval of the new CDMO as the manufacturer of ARCALYST drug substance.	contract development and manufacturing organization. The Company also successfully completed a number of engineering runs with Samsung and maintained its expected timeline towards FDA approval of Samsung as the new ARCALYST drug substance manufacturer.
			The Compensation Committee considered this ARCALYST-focused objective to have been achieved well above target.
IL-1 Inhibition Life Cycle Management	20%	(a) Initiate Phase 1 clinical trial with KPL-387, a monoclonal antibody that binds IL-1R1 with a target profile of monthly subcutaneous dosing; and	(a) During 2024, the Company successfully initiated a single ascending dose (“SAD”) and multiple ascending dose Phase 1 clinical trial of KPL-387 in healthy volunteers. As announced in February 2025, topline data from the SAD portion of this Phase 1 trial supported potential monthly subcutaneous dosing in recurrent pericarditis.
		(b) Determine next steps for advancing the development of KPL-1161, an Fc-modified monoclonal antibody that binds IL-1R1 with a target profile of quarterly subcutaneous dosing.	(b) In 2024, the Company engaged in research and development activities that would help enable an Investigational New Drug Application. The Company additionally evaluated potential indications for KPL-1161.
			Overall, the Company substantially advanced the development programs for both KPL-387 and KPL-1161 during 2024, as part of its IL-1 inhibition life cycle management program. Consequently, the Compensation Committee determined that this objective was met above target.
Abiprubart	15%	(a) Complete Phase 2 trial of abiprubart in rheumatoid arthritis;	(a) The Company completed its Phase 2 clinical trial of abiprubart in rheumatoid arthritis, publicly announcing data from its last and final cohort in April 2024.

EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS

Goal	Weighting	Description of Primary Elements	Primary Factors Considered When Evaluating Performance
		(b) Initiate new clinical studies; and	(b) Additionally, in 2024, the Company initiated a randomized, double-blind, placebo-controlled Phase 2b trial designed to evaluate the treatment response of chronic subcutaneous administration of abiprubart in patients with Sjögren’s Disease.
		(c) Determine strategic path forward for the asset.	(c) Ultimately, the Company decided to prioritize its resources on the development of assets in cardiovascular indications, and in February 2025, the Company announced its plans to discontinue the development of abiprubart in Sjögren’s Disease and explore strategic alternatives for the asset.
Prior to the Company’s decision to discontinue the development of abiprubart in Sjögren’s Disease, the Compensation Committee recognized that the Company had achieved its 2024 goals for abiprubart at target.
Business Development and Corporate Structure	10%	Create opportunities for increasing corporate value, including (a) redomiciling the parent company from Bermuda to the United Kingdom, (b) supporting our partnerships with Genentech and Huadong, and (c) determining next steps for mavrilimumab.
This goal included activities beyond the scope of the Company’s commercial and developmental functions.
Most primary was the completion of the Redomiciliation. The Company successfully executed on this complex transaction, which involved changing the place of incorporation of its parent company from Bermuda to the United Kingdom, in a timely manner and with no impact to the trading of its Class A Shares.
Additionally, the Company (i) continued to support Huadong Medicine in its pursuit of regulatory approval for ARCALYST in China and (ii) completed the transfer of important regulatory deliverables to Genentech for vixarelimab.

EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS

Goal	Weighting	Description of Primary Elements	Primary Factors Considered When Evaluating Performance

Lastly, the Company diligently searched for and evaluated partnership opportunities to advance the development of mavrilimumab but was ultimately unsuccessful and, in February 2025, the Company announced that it was terminating its exclusive license for mavrilimumab.
Based on all of the above, the Compensation Committee determined that this goal was met above target.

When evaluating the Company’s achievement of its 2024 corporate goals, the Compensation Committee also considered the extent to which the Company remained compliant on conduct and ethics, value-driven, effective and well-capitalized. Such characteristics are fundamental to the Company’s corporate values and necessary for the satisfactory accomplishment of its short- and long-term strategic vision. The Compensation Committee additionally considered the strategic development of the Company’s intellectual property portfolio as necessary to protect its assets and whether the Company was able to attract and retain a talented team of employees. In 2024, the Compensation Committee viewed favorably the Company’s ability to successfully accomplish its stated goals while adhering to its corporate values, retaining its workforce, protecting its assets, and weathering a turbulent market for US-based biopharmaceutical companies through smart capital allocation.
The Compensation Committee reviewed with management the Company’s performance against the corporate goals set forth above. After assessing the Company’s performance, the Compensation Committee determined that each goal was either met satisfactorily or significantly above expectations. As a result of this assessment, the Compensation Committee determined that the Company performed excellently on an overall basis and, therefore, approved a corporate performance multiplier of up to 125%. The Compensation Committee also authorized the Chief Executive Officer to adjust the annual bonuses of the other executive officers as he deemed necessary to reflect individual performance. No adjustments were made to the other named executive officers’ annual bonuses in 2024. Annual bonuses paid to our named executive officers for performance in 2024 are as follows:
Named Executive Officer	Base Salary	Bonus Target (% of Base Salary)	Annual Bonus Payout ($)
Sanj K. Patel	$899,371	65%	730,739
John F. Paolini, M.D., Ph.D.	$563,171	45%	316,784
Eben Tessari	$520,603	45%	292,839
Ross Moat	$511,596	45%	287,773
Mark Ragosa	$503,666	45%	283,312
Long-Term Equity Incentive Awards
The Compensation Committee reviews proposed long-term equity incentive awards in the first quarter of each year. In determining the mix and size of such awards, the Compensation Committee considers the underlying financial and operational performance of the Company, prevailing practices of the Company’s compensation peer group and broader industry, potential shareholder dilution caused by grants of equity awards, and individual performance by our executive officers. As a general practice, the Compensation Committee endeavors to provide our senior management team, including our named

EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS

executive officers, with market competitive equity incentive awards. The Compensation Committee also determines the appropriate mix of equity incentive awards between share options, RSUs and PSUs, informed in part by market practices and our overall compensation objectives.
Equity incentive awards are granted in two grants of an equal number of share options and RSUs, typically April 1 and September 1 of each year. PSU awards are typically granted in their entirety on April 1 of each year. The Company does not grant equity-based awards in anticipation of the release of material nonpublic information and does not time the disclosure of material non-public information for purposes of affecting the value of executive compensation. In addition, during 2024, the Company did not grant share options to any named executive officer during the four business days prior to or the one business day following the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a Form 8-K that discloses material non-public information.
In the year ended December 31, 2024, the Compensation Committee determined that the total value of our named executive officers’ equity incentive awards would consist of a mix of 65% share options, 25% RSUs and 10% PSUs (with PSUs valued assuming target performance). 2024 was the first year that our named executive officers were granted PSUs. The aggregate number of long-term equity incentive awards granted to our named executive officers in 2024 was as follows:
Named Executive Officer	Share Options (#)	RSUs (#)	PSUs (at Target) (#)
Sanj K. Patel	259,500	49,900	20,000
John F. Paolini, M.D., Ph.D.	72,700	14,000	5,600
Eben Tessari	72,600	13,962	5,585
Ross Moat	72,200	13,924	5,569
Mark Ragosa	66,300	12,730	5,092
The 2024 share options granted to our named executive officers vest and become exercisable as to 25% of the Class A Shares underlying each option on the first anniversary of the vesting commencement date and in 36 equal monthly installments thereafter, subject to the named executive officer’s continued service to the Company as of each vesting date.
The 2024 RSU awards granted to our named executive officers vest as to 25% of the RSUs on each of the first, second, third and fourth anniversaries of the vesting commencement date, subject to the named executive officer’s continued service to the Company as of each vesting date.
The 2024 PSU awards granted to our named executive officers vest to the extent earned after a three-year performance period subject to performance measures related to ARCALYST revenue and the relative ranking of the total shareholder return (“TSR”) of our Class A Shares relative to the TSR of the Nasdaq Biotechnology Index (“NBI”), in each case over the course of the performance period. The Compensation Committee chose these metrics to further incentivize our named executive officers to execute on our commercial strategy and primary source of revenue and to increase the value of Class A Shares as compared to other investment alternatives available to investors. The Compensation Committee will assess the Company’s performance against such goals at the end of the performance period and determine the number of Class A Shares that will be issued pursuant to the PSUs.
Other Policies and Practices

Employment Agreements
Each of our named executive officers is party to an employment agreement with our wholly-owned US subsidiary, Kiniksa Pharmaceuticals Corp., which sets forth the base salary, target annual cash incentive opportunity, bonus target, and eligibility to participate in the Company’s long-term equity incentive programs, in each case, as subsequently adjusted by the Compensation Committee. A summary of the material terms of these agreements is provided below under the heading “Employment Agreements and Potential Payments upon Termination or Change in Control.”

EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS

Compensation Risk Assessment
Our executive compensation program and policies are driven by the US biotechnology market and designed to enable us to achieve our short- and long-term corporate strategy. The Compensation Committee is charged by its charter to monitor and evaluate the relationship between risk and reward as it relates to our executive compensation program. The Compensation Committee has determined that the structure of our executive compensation program and our compensation programs generally do not put our patients, investors, other stakeholders or the Company at any material risk.
Clawback Policy
The Company maintains a Policy for the Recovery of Erroneously Awarded Compensation designed to comply with the requirements of Exchange Act Rule 10D-1 and the applicable Nasdaq listing standards. Under this policy, which applies to our named executive officers, in the event of certain accounting restatements, we will be required to recover erroneously awarded incentive compensation tied to a financial reporting measure (including measures related to share price and total shareholder return).
The amount of erroneously awarded compensation to be recovered will equal the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance. Where the financial reporting measure is related to share price or total shareholder return, the Compensation Committee will make a reasonable estimate of the effect of the accounting restatement upon the share price or total shareholder return and the amount of the compensation to be recovered. The Compensation Committee has discretion as to the method for recovering erroneously awarded compensation from the named executive officers in the event of an accounting restatement.
Perquisites and Other Compensation and Benefits
Perquisites or other personal benefits are not a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our executive officers, including our named executive officers. Each of our named executive officers are eligible to participate in our 401(k) retirement savings plan and benefits. For more information, see the heading “Components of our Executive Compensation Program.”
No Tax Reimbursement or “Gross-Ups”
Our employment agreements with our named executive officers do not provide for reimbursement or “gross-up” payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by us.

Report of the Compensation Committee of the Board of Directors

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears in this proxy statement, with our management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024.
Kimberly J. Popovits (Chair)
M. Cantey Boyd
Barry D. Quart
The foregoing Report of the Compensation Committee of the Board of Directors does not constitute soliciting material and shall not be deemed filed with the SEC, and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent specifically incorporated by reference therein.

Executive Compensation Tables

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2024, December 31, 2023, and December 31, 2022, as applicable.
Name and Principal Position	Year	Base Salary ($)	Share Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Sanj K. Patel Chief Executive Officer and Chairman of the Board	2024	899,371	1,679,160	3,806,722	730,739	13,800	7,129,792
	2023	864,780	739,381	2,984,605	695,663	13,200	5,297,629
	2022	835,536	922,039	3,746,557	597,408	12,200	6,113,740
John F. Paolini, M.D., Ph.D. Executive Vice President and Chief Medical Officer	2024	563,171	470,792	1,066,469	316,784	13,800	2,431,016
	2023	541,510	185,266	748,051	301,578	13,200	1,789,605
	2022	515,724	230,469	936,346	226,919	12,200	1,921,658
Eben Tessari Executive Vice President and Chief Operating Officer	2024	520,603	469,520	1,065,002	292,839	5,202	2,353,166
	2023	500,580	202,235	816,573	278,783	4,995	1,803,166
	2022	444,960	251,578	1,022,122	195,782	4,435	1,918,877
Ross Moat Executive Vice President and Chief Commercial Officer	2024	511,596(4)	468,219	1,059,134	287,773	10,407	2,337,130
	2023(5)	436,581	183,811	742,178	243,141	8,500	1,614,212
	2022(6)	386,016	228,578	929,003	169,847	33,198	1,746,642
Mark Ragosa Senior Vice President and Chief Financial Officer	2024	503,666	428,084	972,585	283,312	13,800	2,201,447
	2023	479,682	199,640	807,091	267,144	13,200	1,766,757
	2022	444,150	248,625	1,010,248	195,426	12,200	1,910,649

(1)
Amounts reported reflect the aggregate grant date fair value of share options, RSUs and PSUs granted to the named executive officers during 2024, 2023, and 2022, as applicable, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, or FASB ASC, Topic 718, excluding the effect of estimated forfeitures, rather than the amounts paid to or realized by the named executive officer. We provide information regarding the assumptions used to calculate the value of share options, RSUs and PSUs in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on February 25, 2025. With respect to PSUs granted in 2024, the values shown in the table reflect the grant date fair values based on the probable outcome of the performance goals associated with such awards. The grant date fair value of each award if all applicable performance goals associated with such awards were achieved at maximum levels is $722,400 for Mr. Patel, $202,272 for Dr. Paolini, $201,730,455 for Mr. Tessari, $201,152 for Mr. Moat, and $183,923 for Mr. Ragosa.

(2)
Amounts reported reflect annual bonuses earned by our named executive officers for the years ended December 31, 2024, December 31, 2023, and December 31, 2022, respectively. More information can be found in the “Annual Cash Incentive Compensation” section of the “Compensation Discussion & Analysis.”

(3)
Amounts reported reflect 401(k) matching contributions or, in the case of Mr. Moat’s compensation for 2022, 2023 and part of 2024, the value of UK statutory pension plan contributions.

(4)
Reflects Mr. Moat’s salary as approved by the Compensation Committee in connection with his relocation to the United States and entry into an employment agreement with a base salary denominated in USD in July 2024. The salary approved by the Compensation Committee in December 2023 was $515,852, after applying a conversion from GBP to USD using the 2024 average FX rate (£1:$1.277925).

(5)
Cash values reflect a conversion from GBP to USD using the 2023 average FX rate (£1:$1.243779).

(6)
Cash values reflect a conversion from GBP to USD using the 2022 average FX rate (£1:$1.237188).

Executive Compensation Tables

2024 Grants of Plan-Based Awards Table

The following table presents equity and non-equity incentive awards granted to each of the named executive officers during 2024:
Name	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Share Awards: Number of Shares Underlying RSUs (#)(3)	All Other Option Awards: Number of Shares Underlying Share Options (#)	Exercise Price of Share Options ($)(4)	Grant Date Fair Value of Share and Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Sanj K. Patel	N/A	—	584,591	—	—	—	—	—	—	—	—
	4/4/2024	—	—	—	—	—	—	—	129,750	18.06	1,558,259
	9/1/2024	—	—	—	—	—	—	—	129,750	26.74	2,248,464
	4/4/2024	—	—	—	—	—	—	24,950	—	—	450,597
	9/1/2024	—	—	—	—	—	—	24,950	—	—	667,163
	4/4/2024	—	—	—	10,000	20,000	40,000	—	—	—	441,280
John F. Paolini, M.D., Ph.D.
	N/A	—	253,427	—	—	—	—	—	—	—	—
	4/4/2024	—	—	—	—	—	—	—	36,350	18.06	436,553
	9/1/2024	—	—	—	—	—	—	—	36,350	26.74	629,916
	4/4/2024	—	—	—	—	—	—	7,000	—	—	126,420
	9/1/2024	—	—	—	—	—	—	7,000	—	—	187,180
	4/4/2024	—	—	—	2,800	5,600	11,200	—	—	—	123,558
Eben Tessari	N/A	—	234,271	—	—	—	—	—	—	—	—
	4/4/2024	—	—	—	—	—	—	—	36,300	18.06	435,952
	9/1/2024	—	—	—	—	—	—	—	36,300	26.74	629,050
	4/4/2024	—	—	—	—	—	—	6,981	—	—	126,077
	9/1/2024	—	—	—	—	—	—	6,981	—	—	186,672
	4/4/2024	—	—	—	2,793	5,585	11,170	—	—	—	123,227
Ross Moat	N/A	—	230,218	—	—	—	—	—	—	—	—
	4/4/2024	—	—	—	—	—	—	—	36,100	18.06	433,550
	9/1/2024	—	—	—	—	—	—	—	36,100	26.74	625,584
	4/4/2024	—	—	—	—	—	—	6,962	—	—	125,734
	9/1/2024	—	—	—	—	—	—	6,962	—	—	186,164
	4/4/2024	—	—	—	2,785	5,569	11,138	—	—	—	122,874
Mark Ragosa	N/A	—	226,650	—	—	—	—	—	—	—	—
	4/4/2024	—	—	—	—	—	—	—	33,150	18.06	398,122
	9/1/2024	—	—	—	—	—	—	—	33,150	26.74	574,463
	4/4/2024	—	—	—	—	—	—	6,365	—	—	114,952
	9/1/2024	—	—	—	—	—	—	6,365	—	—	170,200
	4/4/2024	—	—	—	2,546	5,092	10,184	—	—	—	112,350
(1)
Consists of target annual bonus payments for 2024. Actual cash incentive award payments determined for 2024 performance are reported in the “Non-Equity Incentive Plan Compensation” column set forth in the Summary Compensation Table above. The “target” payouts reflect the amount that would have been due had the Compensation Committee assessed the Company’s performance against its corporate goals at 100%. The Company does not maintain threshold or maximum levels amounts for target annual cash incentive compensation.

(2)
Consists of the threshold, target and maximum amounts that could vest pursuant to PSUs awards granted to the named executive officers in 2024 under our long-term equity incentive program. As described in more detail under “Compensation Discussion and Analysis—Components of our Executive Compensation Program—Equity Incentive

Executive Compensation Tables

Awards” above, PSUs granted in 2024 are earned based upon the achievement of certain specified ARCALYST revenue targets and the Company’s TSR relative to the performance of the members of the NBI over a three-year performance period, in each case, generally subject to continued service.
(3)
Consists of RSUs awarded to each named executive officer in 2024. Additional information about these RSUs is provided under “Compensation Discussion and Analysis—Components of our Executive Compensation Program—Equity Incentive Awards.”

(4)
Consists of share options awarded to each named executive officer in 2024. Additional information about these options is provided under “Compensation Discussion and Analysis—Components of our Executive Compensation Program—Equity Incentive Awards.”

(5)
Amounts reported reflect the grant date fair value of share options, RSUs and PSUs computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, or FASB ASC, Topic 718, excluding the effect of estimated forfeitures, rather than the amounts paid to or realized by the named executive officer. We provide information regarding the assumptions used to calculate the value of share options, RSUs and PSUs in Note 11 to our consolidated financial statements included in our Annual Report filed with the SEC on February 25, 2025. See footnote 1 to the Summary Compensation Table for more information.

Outstanding Equity Awards at 2024 Fiscal Year End Table

The following table summarizes the number of Class A Shares underlying outstanding long-term equity incentive plan awards for each named executive officer as of December 31, 2024:
		Option Awards(1)				Share Awards(1)
Name	Vesting Start Date	Number of Securities underlying unexercised options (#) exercisable	Number of Securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)	Number of Unearned shares or units of stock that have not vested (#)(4)	Market or payout value of unearned shares or units of stock that have not vested ($)(3)	Vesting Terms
Sanj K. Patel	8/1/2015	99,586	—	1.59	12/15/2025	—	—	—	—	(5)
	6/29/2017	257,969	—	3.80	6/28/2027	—	—	—	—	(5)
	3/1/2018	439,182	—	10.36	2/29/2028	—	—	—	—	(5)
	9/20/2018	125,000	—	30.93	9/19/2028	—	—	—	—	(5)
	3/4/2019	187,000	—	17.92	3/3/2029	—	—	—	—	(5)
	9/17/2019	190,000	—	8.83	9/16/2029	—	—	—	—	(5)
	3/13/2020	180,000	—	15.52	3/12/2030	—	—	—	—	(5)
	9/10/2020	180,000	—	15.50	9/9/2030	—	—	—	—	(5)
	3/16/2021	—	9,853	22.89	3/15/2031	—	—	—	—	(6)
	3/16/2021	—	—	—	—	6,569	129,935	—	—	(7)
	9/2/2021	128,098	29,560	12.97	9/1/2031	—	—	—	—	(6)
	9/2/2021	—	—	—	—	6,569	129,935	—	—	(7)
	4/7/2022	159,865	79,930	11.10	4/6/2032	—	—	—	—	(6)
	4/7/2022	—	—	—	—	19,983	395,264	—	—	(7)
	9/1/2022	134,887	104,908	11.97	8/31/2032	—	—	—	—	(6)
	9/1/2022	—	—	—	—	19,983	395,264	—	—	(7)
	4/1/2023	64,793	90,707	10.76	3/31/2033	—	—	—	—	(6)
	4/1/2023	—	—	—	—	19,443	384,583	—	—	(7)
	9/1/2023	48,595	106,905	17.76	8/31/2033	—	—	—	—	(6)
	9/1/2023	—	—	—	—	19,443	384,583	—	—	(7)
	1/1/2024	—	—	—	—	—	—	20,000	395,600	(8)
	4/1/2024	—	129,750	18.06	3/31/2034	—	—	—	—	(6)
	4/1/2024	—	—	—	—	24,950	493,511	—	—	(7)
	9/1/2024	—	129,750	26.74	8/31/2034	—	—	—	—	(6)
	9/1/2024	—	—	—	—	24,950	493,511	—	—	(7)

Executive Compensation Tables

		Option Awards(1)				Share Awards(1)
Name	Vesting Start Date	Number of Securities underlying unexercised options (#) exercisable	Number of Securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)	Number of Unearned shares or units of stock that have not vested (#)(4)	Market or payout value of unearned shares or units of stock that have not vested ($)(3)	Vesting Terms
John F. Paolini, M.D., Ph.D.
	6/29/2017	66,067	—	3.80	6/28/2027	—	—	—	—	(5)
	3/1/2018	128,094	—	10.36	2/29/2028	—	—	—	—	(5)
	9/20/2018	45,000	—	30.93	9/19/2028	—	—	—	—	(5)
	3/4/2019	51,000	—	17.92	3/3/2029	—	—	—	—	(5)
	9/17/2019	46,000	—	8.83	9/16/2029	—	—	—	—	(5)
	3/13/2020	50,000	—	15.52	3/12/2030	—	—	—	—	(5)
	9/10/2020	50,000	—	15.50	9/9/2030	—	—	—	—	(5)
	3/16/2021	38,813	2,587	22.89	3/15/2031	—	—	—	—	(6)
	3/16/2021	—	—	—	—	1,725	34,121	—	—	(7)
	9/2/2021	33,638	7,762	12.97	9/1/2031	—	—	—	—	(6)
	9/2/2021	—	—	—	—	1,725	34,121	—	—	(7)
	4/7/2022	39,954	19,976	11.10	4/6/2032	—	—	—	—	(6)
	4/7/2022	—	—	—	—	4,995	98,801	—	—	(7)
	9/1/2022	33,712	26,218	11.97	8/31/2032	—	—	—	—	(6)
	9/1/2022	—	—	—	—	4,995	98,801	—	—	(7)
	4/1/2023	16,240	22,734	10.76	3/31/2033	—	—	—	—	(6)
	4/1/2023	—	—	—	—	4,872	96,368	—	—	(7)
	9/1/2023	12,180	26,794	17.76	8/31/2033	—	—	—	—	(6)
	9/1/2023	—	—	—	—	4,872	96,368	—	—	(7)
	1/1/2024	—	—	—	—	—	—	5,600	110,768	(8)
	4/1/2024	—	36,350	18.06	3/31/2034	—	—	—	—	(6)
	4/1/2024	—	—	—	—	7,000	138,460	—	—	(7)
	9/1/2024	—	36,350	26.74	8/31/2034	—	—	—	—	(6)
	9/1/2024	—	—	—	—	7,000	138,460	—	—	(7)
Eben Tessari	6/29/2017	35,049	—	3.80	6/28/2027	—	—	—	—	(5)
	3/1/2018	109,795	—	10.36	2/29/2028	—	—	—	—	(5)
	9/20/2018	45,000	—	30.93	9/19/2028	—	—	—	—	(5)
	3/4/2019	42,000	—	17.92	3/3/2029	—	—	—	—	(5)
	9/17/2019	45,000	—	8.83	9/16/2029	—	—	—	—	(5)
	3/13/2020	60,000	3,749	15.52	3/12/2030	—	—	—	—	(6)
	9/10/2020	60,000	11,249	15.50	9/9/2030	—	—	—	—	(6)
	3/16/2021	44,192	2,946	22.89	3/15/2031	—	—	—	—	(6)
	3/16/2021	—	—	—	—	1,964	38,848	—	—	(7)
	9/2/2021	38,300	8,838	12.97	9/1/2031	—	—	—	—	(6)
	9/2/2021	—	—	—	—	1,964	38,848	—	—	(7)
	4/7/2022	43,614	21,806	11.10	4/6/2032	—	—	—	—	(6)
	4/7/2022	—	—	—	—	5,452	107,841	—	—	(7)
	9/1/2022	36,800	28,620	11.97	8/31/2032	—	—	—	—	(6)
	9/1/2022	—	—	—	—	5,452	107,841	—	—	(7)
	4/1/2023	17,727	24,817	10.76	3/31/2033	—	—	—	—	(6)
	4/1/2023	—	—	—	—	5,318	105,190	—	—	(7)
	9/1/2023	13,296	29,248	17.76	8/31/2033	—	—	—	—	(6)
	9/1/2023	—	—	—	—	5,318	105,190	—	—	(7)
	1/1/2024	—	—	—	—	—	—	5,585	110,471	(8)
	4/1/2024	—	36,300	18.06	3/31/2034	—	—	—	—	(6)
	4/1/2024	—	—	—	—	6,981	138,084	—	—	(7)
	9/1/2024	—	36,300	26.74	8/31/2034	—	—	—	—	(6)
	9/1/2024	—	—	—	—	6,981	138,084	—	—	(7)

Executive Compensation Tables

		Option Awards(1)				Share Awards(1)
Name	Vesting Start Date	Number of Securities underlying unexercised options (#) exercisable	Number of Securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)	Number of Unearned shares or units of stock that have not vested (#)(4)	Market or payout value of unearned shares or units of stock that have not vested ($)(3)	Vesting Terms
Ross Moat	7/1/2019	41,000	—	13.35	6/28/2027	—	—	—	—	(5)
	3/13/2020	15,000	—	15.52	3/12/2030	—	—	—	—	(5)
	9/10/2020	20,000	—	15.50	9/9/2030	—	—	—	—	(5)
	3/16/2021	7,457	497	22.89	3/15/2031	—	—	—	—	(6)
	3/16/2021	—	—	—	—	994	19,661	—	—	(7)
	9/2/2021	6,463	1,491	12.97	9/1/2031	—	—	—	—	(6)
	9/2/2021	—	—	—	—	994	19,661	—	—	(7)
	4/7/2022	9,911	19,819	11.10	4/6/2032	—	—	—	—	(6)
	4/7/2022	—	—	—	—	4,954	97,990	—	—	(7)
	9/1/2022	8,671	26,013	11.97	8/31/2032	—	—	—	—	(6)
	9/1/2022	—	—	—	—	4,954	97,990	—	—	(7)
	4/1/2023	16,112	22,556	10.76	3/31/2033	—	—	—	—	(6)
	4/1/2023	—	—	—	—	4,833	95,597	—	—	(7)
	9/1/2023	12,084	26,584	17.76	8/31/2033	—	—	—	—	(6)
	9/1/2023	—	—	—	—	4,833	95,597	—	—	(7)
	1/1/2024	—	—	—	—	—	—	5,569	110,155	(8)
	4/1/2024	—	36,100	18.06	3/31/2034	—	—	—	—	(6)
	4/1/2024	—	—	—	—	6,962	137,708	—	—	(7)
	9/1/2024	—	36,100	26.74	8/31/2034	—	—	—	—	(6)
	9/1/2024	—	—	—	—	6,962	137,708	—	—	(7)
Mark Ragosa	5/23/2018	18,299	—	10.36	2/29/2028	—	—	—	—	(5)
	9/20/2018	20,000	—	30.93	9/19/2028	—	—	—	—	(5)
	3/4/2019	12,000	—	17.92	3/3/2029	—	—	—	—	(5)
	3/13/2020	20,000	—	15.52	3/12/2030	—	—	—	—	(5)
	9/10/2020	22,000	—	15.50	9/9/2030	—	—	—	—	(5)
	3/16/2021	19,618	1,307	22.89	3/15/2031	—	—	—	—	(6)
	3/16/2021	—	—	—	—	872	17,248	—	—	(7)
	4/26/2021	21,748	1,977	16.90	4/25/2031	—	—	—	—	(6)
	4/26/2021	—	—	—	—	990	19,582	—	—	(7)
	9/2/2021	36,288	8,373	12.97	9/1/2031	—	—	—	—	(6)
	9/2/2021	—	—	—	—	1,861	36,811	—	—	(7)
	4/7/2022	—	21,552	11.10	4/6/2032	—	—	—	—	(6)
	4/7/2022	—	—	—	—	5,388	106,575	—	—	(7)
	9/1/2022	36,372	28,288	11.97	8/31/2032	—	—	—	—	(6)
	9/1/2022	—	—	—	—	5,388	106,575	—	—	(7)
	4/1/2023	17,727	—	10.76	3/31/2033	—	—	—	—	(6)
	4/1/2023	—	—	—	—	5,318	105,190	—	—	(7)
	9/1/2023	13,141	28,909	17.76	8/31/2033	—	—	—	—	(6)
	9/1/2023	—	—	—	—	5,250	103,845	—	—	(7)
	1/1/2024	—	—	—	—	—	—	5,092	100,720	(8)
	4/1/2024	—	33,150	18.06	3/31/2034	—	—	—	—	(6)
	4/1/2024	—	—	—	—	6,365	125,900	—	—	(7)
	9/1/2024	—	33,150	26.74	8/31/2034	—	—	—	—	(6)
	9/1/2024	—	—	—	—	6,365	125,900	—	—	(7)
(1)
Time-based equity awards (share options and RSUs) are subject to accelerated vesting upon certain events pursuant to the terms of the named executive officers’ employment agreements, as described below under “Employment Arrangements.” In addition, pursuant to the equity award agreements governing the awards reflected in this table, in the event of a change in control (as defined in the applicable equity award agreement), each named executive officer will

Executive Compensation Tables

become immediately vested in any outstanding time-based equity awards to the extent that such equity awards are not assumed or substituted in such transaction. If the time-based equity awards are assumed or substituted in connection with a change in control, each named executive officer will become vested in such equity awards in the event his employment is terminated by the surviving entity without cause (as defined in the applicable equity award agreement) within 12 months following a change in control. Upon a change in control, pursuant to the award agreements evidencing the PSUs, the PSUs will vest based on the extent to which the performance criteria have been achieved as of the change in control. PSUs granted in 2024 are eligible to remain outstanding and to vest based on actual performance on a termination by the Company without cause or by the executive for good reason (for those executives who are party to an employment agreement containing good reason protection), prorated based on days employed during the performance period.
(2)
Reflects awards of RSUs. Additional information about these RSUs is provided under “Compensation Discussion and Analysis—Components of our Executive Compensation Program—Equity Incentive Awards” and footnote 1 to the Summary Compensation Table for more information.

(3)
Amounts reported in this column are calculated on a per share price of $19.78, the closing per share price of our Class A Shares on December 31, 2024.

(4)
Reflects awards of PSUs, assuming an earned and vested payout at target level of performance. See the “2024 Grants of Plan-Based Awards Table” for more information on the range of potential payouts for our PSUs and footnote 1 to the Summary Compensation Table for more information.

(5)
Reflects an award of share options that is fully vested and exercisable as of December 31, 2024. In each case, the exercise price is equal to the closing price per share of our Class A Shares on the grant date.

(6)
The share options vest over a four-year period, with 25% of the share options vesting on the first anniversary of the vesting start date and the remainder vesting in 36 equal monthly installments thereafter, generally subject to continued service to Kiniksa.

(7)
The RSUs vest over a four-year period, with 25% of the RSUs vesting on each anniversary of the vesting start date, generally subject to continued service to Kiniksa

(8)
The PSUs are subject to a three-year performance period beginning on the vesting start date. After such period, the Compensation Committee shall certify the number of Class A Shares that have been earned and will vest no later than 30 days following the end of the performance period.

Narrative Disclosure to Summary Compensation Table and 2024 Grants of Plan-Based Awards Table

Each of our named executive officers is party to an employment agreement with our wholly-owned US subsidiary, Kiniksa Pharmaceuticals Corp. Effective January 1, 2025, each of the named executive officers (other than Mr. Patel) entered into new employment agreements with Kiniksa Pharmaceuticals Corp. Details of such agreements will be disclosed in the proxy statement for the 2026 Annual Meeting. Copies of the employment agreements with each named executive officer were included as exhibits in our Annual Report on Form 10-K filed with the SEC on February 25, 2025.
Our employment agreement with Mr. Patel provides for a specified annual base salary, subject to increase from time to time by Kiniksa, and provides for the opportunity to earn an annual cash bonus at a specified target bonus opportunity, with the actual bonus paid to be determined by the Compensation Committee based on achievement of corporate and individual performance targets.
Our employment agreement with Dr. Paolini provides for a specified annual base salary, subject to change from time to time by Kiniksa, and provides for the opportunity to earn an annual cash bonus at a specified target bonus opportunity, with the actual bonus paid to be determined by the Compensation Committee based on achievement of performance goals and individual performance targets.
Our employment agreement with Mr. Tessari provides for a specified annual base salary, subject to change from time to time by Kiniksa, and provides for the opportunity to earn an annual cash bonus at a specified target bonus opportunity, with the actual bonus paid to be determined by the Compensation Committee based on achievement of performance goals and individual performance targets.
Our employment agreement with Mr. Moat provides for a specified annual base salary, subject to change from time to time by Kiniksa, and provides for the opportunity to earn an annual cash bonus at a specified target bonus opportunity, with the actual bonus paid to be determined by the Compensation Committee based on achievement of performance goals and individual performance targets.
Our employment agreement with Mr. Ragosa provides for a specified annual base salary, subject to change from time to time by Kiniksa, and provides for the opportunity to earn an annual cash bonus at

Executive Compensation Tables

a specified target bonus opportunity, with the actual bonus paid to be determined by the Compensation Committee based on achievement of performance goals and individual performance targets.
Each of our named executive officers received grants of share options, RSUs and PSUs during 2024 under the 2018 Plan, the terms of which are described under the 2024 Grants of Plan-Based Awards Table above.
2024 Options Exercised and Shares Vested Table

The following table sets forth certain information regarding option exercises and RSU vesting during the year ended December 31, 2024 with respect to each of our named executive officers:
	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Sanj K. Patel	225,685	5,193,351.91	46,086	$1,056,401
John F. Paolini, M.D., Ph.D.	111,692	2,579,260.79	11,692	$268,115
Eben Tessari	56,673	1,249,726.78	12,926	$296,512
Ross Moat	68,506	1,039,096.67	10,166	$232,242
Mark Ragosa	72,630	845,500.70	12,612	$286,758

(1)
The value realized on exercise was calculated as a product of the number of share options exercised multiplied by the applicable sales price of our Class A Shares on the date of exercise, less the share option exercise price. The value listed represents the aggregate value of all share options that were exercised by such named executive officer in 2024.

(2)
Reflects the total number of Class A Shares issued pursuant to vesting RSUs. Because the Company “net settles” RSUs, it withholds a specified number of Class A Shares with a value equivalent to income taxes withheld by the Company in relation to the transaction. The actual number of Class A Shares received by the named executive officer, therefore, is less than what is reflected in this column.

(3)
The value realized on vesting was calculated as a product of the per share closing price of our Class A Shares (or most recent per share closing price in the event that vesting occurs on a non-trading day) on the date of vest, multiplied by the number of shares vested. The value listed represents the aggregate value of all shares underlying RSUs that vested for such named executive officer in 2024.

Pension Benefits and Nonqualified Deferred Compensation

None of our named executive officers received benefits from a defined benefit pension plan or from a nonqualified deferred compensation plan during the year ended on December 31, 2024 or prior years. Mr. Moat participated in a UK statutory defined contribution pension plan during the time he was employed by our UK subsidiary, Kiniksa Pharmaceuticals (UK), Ltd. Upon his signing of an employment agreement with our US subsidiary, Kiniksa Pharmaceuticals Corp., his right to receive UK pension benefits were replaced with the right to participate in our 401(k) retirement savings plan.
Employment Agreements and Potential Payments upon Termination or Change in Control

Each of our named executive officers is party to an employment agreement with our wholly-owned US subsidiary, Kiniksa Pharmaceuticals Corp. Certain key terms of these agreements are described below. The following are summaries of the employment agreements applicable to each named executive officer in the year ended December 31, 2024. The terms “cause,” “good reason” and “change in control” referred to below are defined in the applicable named executive officer’s employment agreement.
Effective January 1, 2025, each of the named executive officers (other than Mr. Patel) entered into new employment agreements with Kiniksa Pharmaceuticals Corp. Details of such agreements will be disclosed in the proxy statement for the 2026 Annual Meeting. Copies of the employment agreements

Executive Compensation Tables

with each named executive officer were included as exhibits in our Annual Report on Form 10-K filed with the SEC on February 25, 2025.
Sanj K. Patel
Under the terms of his employment agreement, if Mr. Patel’s employment with us is terminated as a result of his death or disability, by Kiniksa without cause, or by Mr. Patel for good reason, whether or not in connection with a change in control, he will be entitled to receive (a) a lump sum payment equal to (i) 200% of the sum of his annual base salary and target bonus for the year of termination plus (ii) $25,000, (b) a prorated portion of his target bonus for the year of termination and (c) any earned, but unpaid, annual bonus for the year prior to the year of termination. If such termination of employment occurs other than during the 12-month period following a change in control, Mr. Patel will be entitled to accelerated vesting of all of his then-unvested time-vesting equity awards that would have, absent termination, become vested within 18 months following such termination of employment. If such termination of employment occurs during the 12-month period following a change in control, Mr. Patel will be entitled to full accelerated vesting of all of his then-unvested time-vesting equity awards. Mr. Patel’s right to receive these severance payments and benefits is subject to his execution and non-revocation of a release of claims for the benefit of Kiniksa and his compliance with certain confidentiality obligations and restrictive covenants. Performance-based equity awards, such as Mr. Patel’s outstanding PSUs, are not entitled to acceleration under the terms of Mr. Patel’s employment agreement.
John F. Paolini, M.D.
Under the terms of his employment agreement, if Dr. Paolini’s employment with us is terminated as a result of his death or disability or by Kiniksa without cause, he will be entitled to receive (a) a lump sum payment equal to nine months of his annual base salary (or, if the termination occurs within 12 months following a change in control, 12 months of his annual base salary) plus $16,500, (b) a prorated portion (or, if the termination occurs within 12 months following a change in control, 100%) of his target bonus for the year of termination, (c) any earned, but unpaid, annual bonus for the year prior to the year of termination and (d) accelerated vesting of all of his then-unvested time-vesting equity that would have, absent termination, become vested within 12 months following termination (or, if the termination occurs during the 12 months following a change in control, full accelerated vesting of all of his then-unvested time-vesting equity). Dr. Paolini’s right to receive these severance payments and benefits is subject to his execution and non-revocation of a release of claims for the benefit of Kiniksa and his compliance with certain confidentiality obligations and restrictive covenants. Performance-based equity awards, such as Dr. Paolini’s outstanding PSUs, are not entitled to acceleration under the terms of Dr. Paolini’s employment agreement.
Eben Tessari
Under the terms of his employment agreement, if Mr. Tessari’s employment with us is terminated as a result of his death or disability or by Kiniksa without cause, he will be entitled to receive (a) a lump sum payment equal to nine months of his annual base salary (or, if the termination occurs within 12 months following a change in control, 12 months of his annual base salary) plus $16,500, (b) a prorated portion (or, if the termination occurs within 12 months following a change in control, 100%) of his target bonus for the year of termination, (c) any earned, but unpaid, annual bonus for the year prior to the year of termination and (d) accelerated vesting of all of his then-unvested time-vesting equity that would have, absent termination, become vested within 12 months following termination (or, if the termination occurs during the 12 months following a change in control, full accelerated vesting of all of his then-unvested time-vesting equity). Mr. Tessari’s right to receive these severance payments and benefits is subject to his execution and non-revocation of a release of claims for the benefit of Kiniksa and his compliance with certain confidentiality obligations and restrictive covenants. Performance-based equity awards, such as Mr. Tessari’s outstanding PSUs, are not entitled to acceleration under the terms of Mr. Tessari’s employment agreement.
Ross Moat
Under the terms of his employment agreement, if Mr. Moat’s employment with us is terminated as a result of his death or disability or by Kiniksa without cause, he will be entitled to receive (a) a lump sum

Executive Compensation Tables

payment equal to nine months of his annual base salary (or, if the termination occurs within 12 months following a change in control, 12 months of his annual base salary) plus $16,500, (b) a prorated portion (or, if the termination occurs within 12 months following a change in control, 100%) of his target bonus for the year of termination, (c) any earned, but unpaid, annual bonus for the year prior to the year of termination and (d) accelerated vesting of all of his then-unvested time-vesting equity that would have, absent termination, become vested within 12 months following termination (or, if the termination occurs during the 12 months following a change in control, full accelerated vesting of all of his then-unvested time-vesting equity). Mr. Moat’s right to receive these severance payments and benefits is subject to his execution and non-revocation of a release of claims for the benefit of Kiniksa and his compliance with certain confidentiality obligations and restrictive covenants. Performance-based equity awards such as Mr. Moat’s outstanding PSUs, are not entitled to acceleration under the terms of Mr. Moat’s employment agreement.
Mark Ragosa
Under the terms of his employment agreement, if Mr. Ragosa’s employment with us is terminated as a result of his death or disability or by Kiniksa without cause, he will be entitled to receive (a) a lump sum payment equal to nine months of his annual base salary (or, if the termination occurs within 12 months following a change in control, 12 months of his annual base salary) plus $16,500, (b) a prorated portion (or, if the termination occurs within 12 months following a change in control, 100%) of his target bonus for the year of termination, (c) any earned, but unpaid, annual bonus for the year prior to the year of termination and (d) accelerated vesting of all of his then-unvested time-vesting equity that would have, absent termination, become vested within 12 months following termination (or, if the termination occurs during the 12 months following a change in control, full accelerated vesting of all of his then-unvested time-vesting equity). Mr. Ragosa’s right to receive these severance payments and benefits is subject to his execution and non-revocation of a release of claims for the benefit of Kiniksa and his compliance with certain confidentiality obligations and restrictive covenants. Performance-based equity awards, such as Mr. Ragosa’s outstanding PSUs, are not entitled to acceleration under the terms of Mr. Ragosa’s employment agreement.
Section 280G of the Internal Revenue Code
Each of the employment agreements with our named executive officers provides that, if any payment or benefit the named executive officer is to receive would constitute a “parachute payment” within the meaning of Section 280G of the Code and be subject to the excise tax imposed by Section 4999 of the Code (“Excise Tax”), then any payment provided pursuant to the employment agreement is to be reduced to either (x) the largest portion of the payment that would result in no portion of the payment (after reduction) being subject to Excise Tax or (y) the largest portion, up to and including the total, of the payment, whichever amount (i.e., the amount determined by clause (x) or by clause (y)), after taking into account all applicable federal, state and local employment taxes, income taxes, and Excise Tax, that would result in the named executive officer’s receipt, on an after-tax basis, of the greater economic benefit notwithstanding that all or some portion of the payment may be subject to Excise Tax.
Equity Awards; Change in Control

In the event of a change in control, each named executive officer will become immediately vested in each outstanding time-vesting equity award granted to him that is not assumed or substituted for in the change in control transaction.
In the event of a change in control, pursuant to the award agreements evidencing the PSUs granted in 2024, the PSUs held by the named executive officers will vest based on the extent to which the performance criteria have been achieved as of the change in control.
In the event of a termination of a named executive officer’s employment by the Company without cause or, if for Mr. Patel, for good reason, unvested PSUs will remain outstanding and become eligible to become earned in accordance with the award agreement evidencing the PSUs granted in 2024, with any earned PSUs prorated based on the number of days the named executive officer was employed during the performance period.

Executive Compensation Tables

Estimated Severance Payments

The following table sets forth the dollar value of the estimated payments and benefits that would have become payable to each of our named executive officers in each of the termination scenarios described below, assuming the applicable triggering event occurred on December 31, 2024.
Name	“Good Reason” or Termination without “Cause”(1)				Termination Following a Change in Control(2)
	Cash Severance ($)	Pro-Rata Bonus ($)(3)	Equity Awards ($)(4)	Total ($)	Cash Severance ($)	Target Annual Bonus ($)	Equity Awards ($)(5)	Total ($)
Sanj K. Patel	2,992,924	584,591	4,101,408	7,678,923	2,992,924	584,591	6,305,774	9,883,289
John F. Paolini, M.D., Ph.D.	438,878	253,427	770,990	1,463,295	579,671	253,427	1,635,910	2,469,008
Eben Tessari	406,952	234,271	834,883	1,476,106	537,103	234,271	1,745,572	2,516,946
Ross Moat	400,197	230,218	694,512	1,324,927	528,096	230,218	1,553,377	2,311,691
Mark Ragosa	394,250	226,650	815,077	1,435,976	520,166	226,650	1,687,944	2,434,760

(1)
Each of the named executive officers are eligible to receive separation payments upon a termination without “Cause” or due to death or disability not in connection with a change of control. In the case of Mr. Patel, he is also eligible to receive severance payments upon a resignation for “Good Reason.” These conditions are more fully described in “Employment Agreements and Potential Payments upon Termination or Change in Control.”

(2)
Each of the named executive officers are eligible to receive separation payments upon a qualifying termination following a change in control pursuant to their employment agreements. These conditions are more fully described in “Employment Agreements and Potential Payments upon Termination or Change in Control.”

(3)
The amount included in the “Pro-Rata Bonus” column for each named executive officer reflects the target bonus for such named executive officer in 2024.

(4)
The amounts in this column represent 12 months of acceleration of outstanding time-vesting share options and RSUs outstanding as of December 31, 2024, calculated based on $19.78 per share, which was the closing price of a share of our Class A Share on December 31, 2024. With respect to a termination of employment without “Cause” or a resignation for “Good Reason”, the amount shown in respect of outstanding PSUs is pro-rated to reflect the portion of the performance period during which the named executive officer was employed by the Company through December 31, 2024, and represents the number of PSUs that would have vested in accordance with their terms based on the target level of performance.

(5)
Amounts are based on the closing price of our Class A Shares on December 31, 2024, calculated based on $19.78 per share, and have been calculated assuming that (i) all unvested RSUs and time-based share options vest in full, and (ii) a pro-rated portion of the PSUs representing the portion of the performance period during which the named executive officer was employed by the Company through December 31, 2024 that would have vested in accordance with their terms based on a target level of performance.

CEO Pay Ratio

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the median of the annual total compensation of our employees (excluding our Chief Executive Officer), the annual total compensation of our Chief Executive Officer, Sanj K. Patel, and the ratio of these two amounts.
We have determined the 2024 annual total compensation of our median compensated employee, excluding Mr. Patel, to be $286,186. The annual total compensation of Mr. Patel as shown in the Summary Compensation Table above is $7,129,792. The ratio of the annual total compensation of our Chief Executive Officer to that of our median compensated employee was approximately 25 to 1.
We identified the median employee by examining the 2024 total compensation for all our employees, excluding Mr. Patel, who were employed by us on December 31, 2024. We included all employees, whether employed on a full-time, or part-time, salaried or hourly basis. Total compensation is calculated using the same methodology as used for the named executive officers in the Summary Compensation Table above, and is based on (a) annual base salary in 2024, (b) annual cash incentive award compensation for 2024, (c) the grant date fair market value of long-term equity awards granted in 2024 and (d) the value of contributions by the Company to the applicable employee’s 401(k) retirement savings plan.

Executive Compensation Tables

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules which allow companies to adopt a variety of methodologies. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above as other companies may have different employment and compensation practices and may utilize different methodologies in calculating their own pay ratios.

Executive Compensation Tables

Equity Compensation Plan Information

The following table provides information on our equity compensation plans as of December 31, 2024. For more information on our equity compensation plans see Note 11 to our consolidated financial statements included in our Annual Report filed with the SEC on February 25, 2025.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options Warrants and Rights(2)	Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities to be Issued Upon Exercise of Outstanding Share Options)(3)
Equity compensation plans approved by security holders	13,596,733	$15.25	5,876,872
Equity compensation plans not approved by security holders	—	—	—
Total	13,596,733	$15.25	5,876,872

(1)
Representative of outstanding awards under our 2015 Incentive Award Plan, 2018 Incentive Award Plan (the “2018 Plan”) and 2018 Employee Share Purchase Plan (the “2018 ESPP”). PSUs are counted at the target level for purposes of this table.

(2)
RSUs and PSUs, which do not have an exercise price, are excluded from the calculation of weighted-average exercise price.

(3)
Pursuant to the terms of the 2018 Plan, the number of Class A Shares available for issuance under the 2018 Plan automatically increases on each January 1 beginning in 2019 until and including January 1, 2028, by an amount equal to the lesser of: (a) 4% of the Class A Shares (on an as-converted basis) outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of shares as is determined by our Board of Directors. On January 1, 2025, the number of Class A Shares available for issuance under the 2018 Plan increased by 2,900,642 Class A Shares pursuant to this provision. Pursuant to the terms of the 2018 ESPP, the number of Class A Shares available for issuance under the 2018 ESPP automatically increases on each January 1 beginning on 2019 until and including January 1, 2028, by an amount equal to the lesser of: (a) 1% of the Class A Shares (on an as-converted basis) outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of shares as is determined by our Board of Directors. On January 1, 2025, the number of Class A Shares available for issuance under the 2018 ESPP increased by 90,000 Class A Shares pursuant to this provision. The 2025 increases are not reflected in the table above.

PAY VERSUS PERFORMANCE

The following table sets forth the compensation of our principal executive officer, who is our CEO, and the average compensation of the other non-CEO named executive officers (“NEOs”) as reported in the Summary Compensation Table (“SCT”) for the past four years, the Compensation Actually Paid (“CAP”) and our total shareholder return (“TSR”) over the provided periods, calculated in accordance with Item 402(v) of Regulation S-K.
					Value of Initial Fixed $100 Investment (4)
Year	SCT Total for CEO ($)(1)	CAP to CEO ($)(2)	Average SCT Total for (non-CEO) NEOs ($)(1)(3)	Average CAP to (non-CEO) NEOs ($)(2)(3)	KNSA TSR ($)	Peer Group TSR ($)	Net Income (Loss) (in thousands) ($)(5)	Net Product Revenue (in thousands) ($)(6)
2024	7,129,792	8,704,372	2,330,690	2,717,323	111.94	90.58	(43,193)	417,029
2023	5,297,629	6,804,798	1,770,603	2,168,721	98.75	91.84	14,084	233,176
2022	6,113,740	8,730,830	1,918,984	2,622,018	84.78	88.53	183,363	122,524
2021	6,588,178	579,468	1,700,470	395,753	66.61	99.37	(157,924)	38,544

(1)
The dollar amounts reported represent the amount of total compensation reported for our CEO and the average total compensation reported for our remaining (non-CEO) NEOs, respectively, for each covered year in the “Total” column of the SCT for each applicable year. Please refer to “Summary Compensation Table” for total compensation for 2024, 2023 and 2022.

(2)
The dollar amounts reported represent the amount of “compensation actually paid” to our CEO and the average “compensation actually paid” to our remaining (non-CEO) NEOs, respectively, as computed in accordance with Item 402(v) of Regulation S-K, for each covered year. The dollar amounts do not reflect the actual amount of compensation earned or received by or paid to the CEO and (non-CEO) NEOs during the applicable year. The SCT Total to CAP reconciliation is outlined in the tables below.

(3)
In 2023 and 2022, our NEOs (excluding our CEO) were Dr. John Paolini and Eben Tessari. In 2021, our NEOs (excluding our CEO) were Dr. John Paolini and Arian Pano. In 2024, our NEOs (excluding our CEO) were Dr. John Paolini, Eben Tessari, Ross Moat, and Mark Ragosa.

(4)
TSR is calculated by dividing the sum of the cumulative amount of dividends during the measurement period, assuming dividend reinvestment, and the difference between (a) for our TSR, the price of our Class A Shares at the end of the applicable measurement period and the price of our Class A Shares at the beginning of the measurement period (December 31, 2020) and (b) for our peer group TSR, the weighted TSR of the NBI at the end of the applicable measurement period and the weighted TSR of the NBI at the beginning of the measurement period (December 31, 2020).

(5)
The dollar amounts represent the amount of net income (loss) reflected in our audited financial statements for each covered year. Our net income in 2022 was primarily attributable to out-licensing activities and the release of our deferred tax asset valuation allowance and should not necessarily be considered indicative of typical annual results. Our net income in 2023 was materially impacted by the release of our deferred tax asset valuation allowances. For more information, see Notes 12 and 14 to our consolidated financial statements included in our Annual Report filed with the SEC on February 25, 2025.

(6)
The dollar amounts represent the amount of net product revenue reflected in our audited financial statements for each covered year. We have chosen net product revenue as this metric has been historically included in our annual corporate goals and, beginning in 2024, as one of the performance conditions of the PSUs granted to our named executive officers. We believe this metric accurately reflects our Company’s year-over-year commercial performance, which is a key part of our long-term strategic vision.

PAY VERSUS PERFORMANCE

CEO—SCT Total to CAP Reconciliation

2024
SCT—Total Compensation	$7,129,792
Grant Date Fair Value of Share Awards and Option Awards Granted in Fiscal Year Reported in the “Stock Awards” and “Option Awards” columns of the SCT	(5,485,882)
Fair Value at Fiscal Year End of Outstanding and Unvested Share Awards and Option Awards Granted in Fiscal Year	4,820,672
Change in Fair Value of Outstanding and Unvested Share Awards and Option Awards Granted in Prior Fiscal Years	755,104
Fair Value at Vesting of Share Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	—
Change in Fair Value as of Vesting Date of Share Awards and Option Awards Granted in Prior Fiscal Years That Vested During Fiscal Year	1,484,687
Fair Value as of Prior Fiscal Year End of Share Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year
CAP	$8,704,372
Equity Award Valuations—Share option grant date fair values are calculated based on the Black-Scholes option pricing model as of the date of grant. The valuation assumptions used to calculate the fair values of the share options held by our CEO that vested during or were outstanding as of the end of each covered fiscal year differed from those valuation assumptions disclosed at the time of grant. 2024 year-end calculations were based on an expected life of 5.23, volatility of 66.54%, and risk-free rate of 4.34%. RSUs and PSU award grants were not valued in a materially different way than the grant date fair value.
Average Non-CEO NEO—SCT Total to CAP Reconciliation

2024
SCT—Total Compensation	$2,330,690
Grant Date Fair Value of Share Awards and Option Awards Granted in Fiscal Year Reported in the “Stock Awards” column of the SCT	(1,499,952)
Fair Value at Fiscal Year End of Outstanding and Unvested Share Awards and Option Awards Granted in Fiscal Year	1,318,020
Change in Fair Value of Outstanding and Unvested Share Awards and Option Awards Granted in Prior Fiscal Years	195,181
Fair Value at Vesting of Share Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	—
Change in Fair Value as of Vesting Date of Share Awards and Option Awards Granted in Prior Fiscal Years That Vested During Fiscal Year	373,385
Fair Value as of Prior Fiscal Year End of Share Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—
CAP	$2,717,323
Equity Award Valuations—Share option grant date fair values are calculated based on the Black-Scholes option pricing model as of the date of grant. The valuation assumptions used to calculate the fair values of the share options held by our remaining NEOs that vested during or were outstanding as of the end of each covered fiscal year differed from those valuation assumptions disclosed at the time of grant. 2024 year-end calculations were based on an expected life range of 3.80 to 5.96, volatility of 60.83% to 68.63%, and risk-free rate of 4.34%. RSUs and PSU award grants were not valued in a materially different way than the grant date fair value.

PAY VERSUS PERFORMANCE

Most Important Financial Measures

As described above under the heading “Executive Compensation—Compensation Discussion and Analysis,” our Compensation Committee evaluates executive performance and rewards our executives based on the achievement of established long and short-term strategic goals intended to align our executives’ interests with those of our shareholders. The most important financial performance measures we used to link executive compensation actually paid to our executive officers, for the most recently completed fiscal year, to the Company’s performance include (a) TSR and (b) net product revenue.
Analysis of the Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following graphs that describe the relationships between information presented in the tables above.
CAP and Cumulative TSR
The following graph describes the relationship between the CAP of our CEO and the average of our remaining (non-CEO) NEOs and our cumulative TSR over the four years presented in the table. As demonstrated by such graph, the amount of CAP to our CEO and NEOs is generally aligned with our TSR for the period presented in the Pay Versus Performance table primarily because a significant portion of the amount reflected by CAP is comprised of equity awards. In addition, the below graph demonstrates that our TSR has out-performed the TSR of our selected peer group, the NBI, in each of 2023 and 2024. The comparative performance of our TSR against the TSR of the NBI is one of the metrics used to determine the payout of our executives’ outstanding PSUs

(1)
Total Shareholder Return illustrates the value, as of the last day of the indicated year, of an investment of $100 in our Class A Shares on December 31, 2020 and an investment of $100 in the NBI as of such date, as applicable.

PAY VERSUS PERFORMANCE

CAP and Net Income
The following graph describes the relationship between the CAP of our CEO and the average of our remaining (non-CEO) NEOs and our net income over the four years presented in the table. The lack of alignment of compensation actually paid with our net income (loss) over the period presented is because we have not historically used GAAP or non-GAAP net income as a financial performance measure in our overall executive compensation program.

(1)
Our net income in 2022 was primarily attributable to out-licensing activities and the release of our deferred tax asset valuation allowance and should not necessarily be considered indicative of typical annual results. Our net income in 2023 was materially impacted by the release of our deferred tax asset valuation allowances. For more information, see Notes 12 and 14 to our consolidated financial statements included in our Annual Report filed with the SEC on February 25, 2025.

PAY VERSUS PERFORMANCE

CAP and Net Product Revenue
The following graph describes the relationship between the CAP of our CEO and the average of our remaining NEOs and our net product revenue over the four years presented in the table. ARCALYST net product revenue, which is our sole source of net product revenue, is one of the metrics used to determine the payout of our executives’ outstanding PSUs and is a metric the Compensation Committee reviews, as part of the Company’s annual corporate goals, when determining annual cash bonus payouts.

Director Compensation

Non-Employee Director Compensation Program

Our Chief Executive Officer, Sanj K. Patel, does not receive compensation for his service on our Board of Directors. His compensation for 2024 is disclosed above under the heading “Executive Compensation Tables—Summary Compensation Table.”
We maintain a program (the “Non-Employee Director Compensation Program”), which governs the fees and equity awards payable to our non-employee directors (currently, all of our directors other than Sanj K. Patel). Such policy is periodically reviewed by the Compensation Committee, which recommends any changes to the Board for approval. The Compensation Committee and Board reserve discretion to recommend and approve, respectively, changes to the Non-Employee Director Compensation Program consistent with the duties and obligations of the directors and in line with market practice.
Non-employee directors typically receive an annual retainer paid in cash for their service (depending on their additional membership and chairperson responsibilities with respect to the Board’s committees) and an annual grant of equity awards, but they do not receive any performance-based incentive component of remuneration. There are no elements of the Non-Employee Director Compensation Program that are subject to performance conditions, and accordingly there are no provisions for the recovery or withholding of sums.
The Non-Employee Director Compensation Program is composed of the following elements:
•
Annual cash retainers;

•
Initial and annual equity awards; and

•
Other compensation.

Each component of our Non-Employee Director Compensation Program has different purposes and key characteristics, which, when combined, fulfills our objectives to attract and retain talented individuals to serve on our Board. The purpose and link to strategy and operation for each element of our Non-Employee Director Compensation Program is set forth below under each relevant sub-section.
In addition, per the Articles, our directors, including our non-employee directors, may be reimbursed for all reasonable transportation, hotel and other expenses properly incurred by them in the conduct of the Company’s business performing their duties as directors, including in connection with attending and returning from meetings of the Board or any committee of the Board.
Cash Component
Cash retainers for non-employee directors are intended to attract and retain high caliber individuals with the requisite experience and knowledge to oversee and advise our Company.
In 2024, each non-employee director received an annual retainer of $40,000 for service on the Board.
A non-employee director serving as chairperson of the Board (or lead independent director in the event that the chairperson is an employee) is entitled to an annual retainer of $30,000 for such service, which retainer is in addition to any other fees to which such non-employee director would be entitled.
Non-employee directors are also entitled to additional annual retainers in connection with their service on the committees of the Board. The chairperson of each committee is entitled to an additional annual cash retainer in connection with such service as set forth in the table below.
Non-employee directors’ annual fees are set forth in the Company’s Non-Employee Director Compensation Program. Effective January 1, 2025, based on a review of our compensation peer group and after discussions with Compensia, the Board approved increases to the cash retainers for

Director Compensation

certain positions on the Board and its committees. Detailed information related to amounts payable to non-employee directors, including fees payable for particular committee assignments, are as follows:
Board Position	Cash Retainer in the Year Ending December 31,
	2024	2025
Director	$40,000	$50,000
Chair or Lead Independent Director	$30,000	$30,000
Audit Committee Chair	$19,000	$20,000
Compensation Committee Chair	$13,400	$20,000
Nominating and Corporate Governance Committee Chair	$9,300	$10,000
Science and Research Committee Chair	$13,400	$20,000
Audit Committee Member	$9,000	$10,000
Compensation Committee Member	$6,300	$9,000
Nominating and Corporate Governance Committee Member	$5,000	$5,000
Science and Research Committee Member	$6,300	$9,000
These amounts are periodically reviewed by the Compensation Committee, taking into account the Company’s compensation peer group and overall competitive market practice.
In addition, non-employee directors may be appointed to one or more ad hoc committees as the need arises. In 2024, the Board formed a Strategic Transaction Committee, whose members were entitled to receive an annual fee of $6,300, pro-rated for the number of days that the committee was in existence. The members of the Strategic Transaction Committee (Mr. Malley, Ms. Popovits and Dr. Quart) each received a total of $1,575 in connection with their service on such committee.
Equity Component
Equity awards align the interests of our non-employee directors with our long-term shareholder interests and help us retract and retain qualified individuals to serve on our Board.
We grant equity awards, consisting of share options and RSUs, to our non-employee directors in order to align their interests with those of our shareholders. Non-employee directors’ initial and annual equity grants are set forth in the Non-Employee Director Compensation Program. Initial grants are made on the date of the non-employee director’s appointment and annual equity grants are granted on the date of each year’s Annual Meeting.
The share options granted upon a non-employee director’s initial election or appointment vest and become exercisable (a) as to one-third of the shares on the first anniversary of the date of grant and (b) as to the remainder in twenty-four substantially equal monthly installments thereafter, generally subject to the non-employee director continuing in service through the applicable vesting date. The share options granted annually to non-employee directors vest and become exercisable in twelve substantially equal monthly installments following the date of grant, with the last installment vesting on the earlier of (a) the anniversary of the date of grant or (b) the date of the Annual Meeting in the following year, generally subject to the director continuing in service through the applicable vesting date.
RSUs granted to our non-employee directors under the program vest (a) as to initial awards, as to one-third of the RSUs subject to such award on each anniversary of the date of grant and (b) as to subsequent awards, as to 100% of the RSUs subject to such award on the earlier of (i) the anniversary of the date of grant or (ii) the date of the Annual Meeting in the following year, generally subject in each case to the non-employee director continuing in service through the applicable vesting date.
Non-employee directors’ equity compensation is set forth in the Company’s Non-Employee Director Compensation Program. Effective January 1, 2025, based on a review of our compensation peer group

Director Compensation

and after discussions with Compensia, the Board approved increases to the Board’s annual equity awards. Equity awards issuable to non-employee directors, on appointment and annually thereafter, are as follows:
	Equity Award in Year Ending December 31,
	2024(1)	2025(2)
Initial Award	$600,000	$600,000
Subsequent Award	$300,000	$340,000

(1)
Award reflects such value, divided by the Black-Scholes value of a Class A Share, rounded down to the nearest whole share. Such grants shall not exceed 80,000 Class A Shares with respect to Initial Awards and 40,000 Class A Shares with respect to Subsequent Awards.

(2)
Award reflects such value, divided by the Black-Scholes value of a Class A Share, rounded down to the nearest whole share. Such grants shall not exceed 80,000 Class A Shares with respect to Initial Awards and 45,000 Class A Shares with respect to Subsequent Awards.

Other Compensation
From time to time, we may enter into additional compensatory arrangements with our non-employee directors in connection with the provision of services beyond the typical scope of their service. Such compensatory arrangements will be reviewed and approved by the Compensation Committee and the Board, with the interested non-employee director abstaining from such review and approval.
Beginning in 2023 and, most recently in November 2024, we have entered into a series of consulting agreements with Dr. Levy pursuant to which Dr. Levy provides scientific consulting services to us related to Kiniksa’s pipeline development strategy and the review and design of Kiniksa’s clinical trial protocols. In May 2024, we amended the terms of his original 2023 consulting agreement to extend the term of such agreement until November 2024 and, pursuant to such extended term, Dr. Levy received compensation of approximately $60,000, consisting of (i) $45,000 in cash via a one-time, upfront payment and (ii) fully vested RSUs representing the right to receive Class A Shares with an aggregate fair market value of approximately $15,000. Under the terms of the most recent agreement, which was entered into in November 2024, Dr. Levy agreed to provide consulting services until May 6, 2025 and was entitled to receive compensation of approximately $60,000, consisting of (i) $30,000 in cash via a one-time, upfront payment and (ii) fully vested RSUs representing the right to receive Class A Shares with an aggregate fair market value of approximately $30,000. Compensation earned by Dr. Levy in 2024 pursuant to such agreements is included below under “2024 Director Compensation Table”.
2024 Director Compensation Table

The following table sets forth in summary form information concerning the compensation that was earned by or paid to each of our non-employee directors in their capacity as members of our Board of Directors during the year ended December 31, 2024:
Name	Fees earned or paid in cash ($)	Share awards ($)(1)	Option awards ($)(1)	All other compensation ($)	Total ($)
Felix J. Baker, Ph.D.(2)	91,350	62,540	225,053	—	378,943
Stephen R. Biggar, M.D., Ph.D.	55,600	62,540	225,053	—	343,193
M. Cantey Boyd(3)	11,575	115,790	449,886	—	577,252
G. Bradley Cole	49,000	62,540	225,053	—	336,593
Richard S. Levy, M.D.(4)	53,400	107,522	225,053	45,000	430,974
Thomas R. Malley	65,575	62,540	225,053	—	353,168
Tracey L. McCain	49,000	62,540	225,053	—	336,593
Kimberly J. Popovits(2)	49,650	62,540	225,053	—	337,243
Barry D. Quart, Pharm.D	63,175	62,540	225,053	—	350,768

Director Compensation

(1)
Amounts reflect the grant date fair value of options and RSUs computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, rather than the amounts paid to or realized by the director. For Dr. Levy, amount reflects the grant date fair value of options and RSUs granted in respect of his service as a member of our Board of Directors and fully vested RSUs granted in respect of his consulting services. We provide information regarding the assumptions used to calculate the value of share option and RSU awards in Note 11 to our consolidated financial statements included in our Annual Report filed with the SEC on February 25, 2025.

(2)
Effective October 4, 2024, Dr. Baker resigned from his position as chair of the Compensation Committee and Ms. Popovits was appointed by the Board to fill the chair position on the committee.

(3)
Ms. Boyd was appointed to the Board as a non-employee director, effective October 4, 2024. Her cash fees reflect pro-rated amounts for the time she has served on the Board in 2024 and her equity award columns reflects initial share options and RSUs granted in connection with her appointment.

(4)
Dr. Levy received (a) cash consulting fees ($45,000) and (b) fully vested RSUs (grant date fair market value of $44,982), in each case pursuant to his consulting arrangements with us as described above under “Other Compensation”.

The following table sets forth the aggregate numbers of share options (exercisable and unexercisable) and RSUs held by our non-employee directors as of December 31, 2024. Refer to our “Outstanding Equity Awards at 2024 Fiscal Year End Table “ for information regarding equity awards held by Mr. Patel as of December 31, 2024.
Name	Option Awards (#)	RSU Awards (#)
Felix J. Baker, Ph.D.	164,793	3,173
Stephen R. Biggar, M.D., Ph.D.	164,793	3,173
M. Cantey Boyd	28,384	4,730
G. Bradley Cole	146,478	3,173
Richard S. Levy, M.D.	165,238	3,173
Thomas R. Malley	215,569	3,173
Tracey L. McCain	191,781	3,173
Kimberly J. Popovits	191,781	3,173
Barry D. Quart, Pharm.D.	193,610	3,173

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Class A Shares, Class A1 Shares, Class B Shares and Class B1 Shares, as of the Record Date, by:
•
each person or group of affiliated persons known by us to beneficially own more than 5% of our Class A Shares or Class B Shares;

•
each of our named executive officers and directors; and

•
all of our executive officers and directors as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares over which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 42,314,804 Class A Shares issued and outstanding, 1,795,158 Class B Shares issued and outstanding, 12,781,964 Class A1 Shares issued and outstanding, and 16,057,618 Class B1 Shares issued and outstanding, each as of the Record Date. For the purposes of the rules issued by the SEC, in computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, ordinary shares subject to options or other rights held by such person that are currently exercisable or will become exercisable within sixty (60) days of the Record Date are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless noted otherwise, the address of all listed shareholders is c/o Kiniksa Pharmaceuticals Corp., 100 Hayden Avenue, Lexington, Massachusetts 02421. Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.
Our Class B Shares are convertible into Class A Shares or Class B1 Shares at any time at the option of the holder, with prior notice to us, on a one-for-one basis. Accordingly, each holder of Class B Shares is deemed to be the beneficial owner of, in each case, an equal number of Class A Shares and Class B1 Shares, in addition to any other Class A Shares or Class B1 Shares beneficially owned by such holder.
Our Class A1 Shares are convertible into Class A Shares at any time at the option of the holder, with prior notice to us, on a one-for-one basis, unless, immediately prior to or following such conversion, the holder and its affiliates beneficially own, or would beneficially own, more than 4.99% of our issued and outstanding Class A Shares, in which case such notice would need to be provided to us at least sixty-one (61) days prior to any such conversion. Accordingly, each holder of Class A1 Shares is deemed to be the beneficial owner of the number of Class A Shares that would result in such holder owning up to 4.99% of the issued and outstanding Class A Shares, in addition to any other Class A Shares beneficially owned by such holder.
Our Class B1 Shares are convertible into Class A Shares or Class B Shares at any time at the option of the holder, with prior notice to us, on a one-for-one basis, unless, immediately prior to or following such conversion, the holder and its affiliates beneficially own, or would beneficially own, more than 4.99% of our issued and outstanding Class A Shares, in which case such notice would need to be provided to us at least sixty-one (61) days prior to any such conversion. Accordingly, each holder of Class B1 Shares is deemed to be the beneficial owner of the number of Class A Shares and Class B Shares, in each case, that would result in such holder owning up to 4.99% of our issued and outstanding Class A Shares, in addition to any other Class A Shares or Class B Shares beneficially owned by such holder.

Security Ownership of Certain Beneficial Owners and Management

	Class A Shares (#)	Class A Shares (%)	Class A1 Shares (#)	Class A1 Shares (%)	Class B Shares (#)	Class B Shares (%)	Class B1 Shares (#)	Class B1 Shares (%)	Total Voting Power (%)
5% Shareholders
Entities affiliated with Blackrock, Inc.(1)	3,815,656	9.02%	—	—	—	—	—	—	6.33%
Braidwell LP(2)	3,452,447	8.16%	—	—	—	—	—	—	5.73%
Entities affiliated with Dr. Robert Desnick(3)	1,268,063	3.00%	—	—	214,101	11.93%	214,101	1.32%	5.30%
Entities managed by Baker Bros. Advisors LP(4)	3,154,255	7.40%	12,781,964	100.00%	—	—	16,057,618	100.00%	5.20%
Vanguard Group(5)	2,965,299	7.01%	—	—	—	—	—	—	4.92%
Entities affiliated with Tang Capital Management, LLC(6)	2,178,609	5.15%	—	—	—	—	—	—	3.61%
Rubric Capital Management LP(7)	2,419,103	5.72%	—	—	—	—	—	—	4.01%
Officers and Directors
Sanj K. Patel(8)	2,211,562	4.99%	—	0.00%	1,526,160	85.02%	1,526,160	8.68%	28.06%
John F. Paolini(9)	717,064	1.67%	—	—	—	—	—	—	1.18%
Eben Tessari(10)	704,798	1.64%	—	—	—	—	—	—	1.16%
Ross Moat(11)	206,755	*	—	—	—	—	—	—	*
Mark Ragosa(12)	225,544	*	—	—	—	—	—	—	*
Felix J. Baker(4)(13)	3,191,255	7.48%	12,781,964	100.00%	—	—	16,057,618	100.00%	5.27%
Stephen R. Biggar(4)(14)	177,339	*	—	—	—	—	—	—	*
M. Cantey Boyd(4)	—	—	—	—	—	—	—	—	—
G. Bradley Cole(15)	159,024	*	—	—	—	—	—	—	*
Rich Levy(16)	182,611	*	—	—	—	—	—	—	*
Thomas R. Malley(17)	300,082	*	—	—	—	—	—	—	*
Tracey L. McCain(18)	204,327	*	—	—	—	—	—	—	*
Kimberly J. Popovits(19)	204,327	*	—	—	—	—	—	—	*
Barry D. Quart(20)	206,156	*	—	—	—	—	—	—	*
All executive officers and directors as a group (15 persons)(21)	8,650,267	17.45%	12,781,964	100.00%	1,526,160	85.02%	16,057,618	100.00%	36.50%
*
Less than one percent.

(1)
Blackrock, Inc. is the beneficial owner of such shares as a result of its controlling person relationship with the entities who hold such shares directly. Blackrock, Inc. has sole voting power over 3,549,636 Class A Shares and sole dispositive power over 3,815,656 Class A Shares. The principal business address of Blackrock, Inc. is 50 Hudson Yards, New York, NY 10001. The foregoing information is based on a Schedule 13G filed on November 8, 2024.

(2)
The principal business address of Braidwell LP is One Harbor Point, 2200 Atlantic Street, 4th Floor, Stamford, CT 06902. The foregoing information is based on a Schedule 13F-HR filed on February 14, 2025.

(3)
Consists of (a) 504,300 Class A Shares held by the Robert J. Desnick Revocable Trust of 2019 UAD 5/13/19 (the “Trust”), (b) 356,000 Class A Shares held by the Desnick / Herzig 2012 GST Trust UAD 10/23/12 (the “GST Trust”), (c) 84,120 Class A Shares held by the Desnick/Herzig 2012 Gift Trust UAD 10/23/12 (the “Gift Trust”), (d) 3,000 Class A Shares held by the Julie E. Herzig 2016 Revocable Trust UAD 9/1/16 (the “JEH Trust”), (e) 24,000 Class A Shares held by the Jonathan P. Desnick 2021 Trust UAD 5/29/21 (the “JPD Trust”), (f) 78,883 Class A Shares held by the Robert Desnick Roth IRA (the “Desnick Roth IRA”), (g) 214,101 Class B Shares held by the Desnick Roth IRA and (h) 3,659 Class A Shares that Dr. Robert Desnick has the right to acquire within 60 days following the Record Date pursuant to the exercise of share options. Dr. Desnick has sole voting and dispositive control over the shares held by the Desnick Roth IRA. Dr. Edward Schuchman is the trustee of the GST Trust and the Gift Trust. However, Dr. Desnick also may direct the voting and disposition of the shares held by the GST Trust and Gift Trust. Dr. Desnick and his wife Julie Herzig Desnick are each trustees of the JEH Trust and the JPD Trust. The principal address of Dr. Desnick is 150 Bradley Place, Palm Beach, Florida 33480. The foregoing information is based on a DEF 14A filed on April 28, 2021 and information known to us.

(4)
Consists of (a) 2,700,597 Class A Shares held by Baker Brothers Life Sciences, L.P. (“BBLS”), (b) 98,980 Class A Shares held by 667, L.P. (“667” and with BBLS, the “Baker Funds”), (c) 11,638,314 Class A1 Shares held by BBLS, (d) 1,143,650 Class A1 Shares held by 667, (e) 14,658,102 Class B1 Shares held by BBLS, (f) 1,399,516 Class B1 Shares held by 667, (g) 9,373 Class A Shares issued to Felix J. Baker pursuant to the vesting of certain RSUs awarded in connection with his service as a member of our Board of Directors, (h) 9,373 Class A Shares issued to Stephen R. Biggar pursuant to the vesting of certain RSUs awarded in connection with his service as a member of our Board of Directors, (i) 167,966 Class A Shares that Felix J. Baker has the right to acquire within 60 days following the Record Date pursuant to the exercise of share options or the vesting of RSUs, and (j) 167,966 Class A Shares that Stephen R. Biggar has the right to acquire within

Security Ownership of Certain Beneficial Owners and Management

60 days following the Record Date pursuant to the exercise of share options or the vesting of RSUs. Baker Bros. Advisors LP (the “Advisor”) is the investment advisor to the Baker Funds and has the sole voting and investment power with respect to the securities held by the Baker Funds and thus may be deemed to beneficially own such securities. Baker Bros. Advisors (GP) LLC (the “Advisor GP”) is the sole general partner of the Advisor and thus may be deemed to beneficially own the securities held by the Baker Funds. The managing members of the Advisor GP are Julian C. Baker and Felix J. Baker, who may be deemed to beneficially own the securities held by the Baker Funds. Julian C. Baker, Felix J. Baker, the Advisor and the Advisor GP disclaim beneficial ownership of all shares held by the Baker Funds, except to the extent of their indirect pecuniary interest therein. The policy of the Baker Funds and the Advisor does not permit managing members of the Advisor GP or full-time employees of the Advisor to receive compensation for serving as directors of the Company, and the Baker Funds are instead entitled to the pecuniary interest in any compensation received for their service. Felix J. Baker, Stephen R. Biggar and M. Cantey Boyd have no direct voting or dispositive power and no pecuniary interest in the share options or the RSUs. The Advisor, the Advisor GP, Felix J. Baker and Julian C. Baker may be deemed to be the beneficial owners of Kiniksa’s securities held by the Baker Funds, and may be deemed to have the power to vote, or direct the vote of, and the power to dispose, or direct the disposition of, such securities. Felix J. Baker, Stephen R. Biggar and M. Cantey Boyd disclaim beneficial ownership of such securities except to the extent of any pecuniary interest therein. The business address of the Advisor, the Advisor GP, Julian C. Baker and Felix J. Baker is 860 Washington Street, 3rd Floor, New York, NY 10014. The foregoing information is based on a Schedule 13D/A filed on October 8, 2024 and information known to us.
(5)
Tang Capital Management, LLC (“TCM”) shares voting and dispositive power over such shares with Tang Capital Partners, LP (“TCP”), Tang Capital Partners International, LP (“TCPI”), Tang Capital Partners III, Inc. (“TCP III”), Tang Capital Partners IV, Inc. (“TCP IV”) and Kevin Tang. TCM is the general partner of TCP and TCPI. Kevin Tang is the manager of TCM and Chief Executive Officer of TCP III and TCP IV. The business address of TCM, Kevin Tang, TCP and TCPI is 4747 Executive Drive, Suite 210, San Diego CA 92121. The business address of TCP III and TCP IV is 440 S. 4th Street, 3rd Floor, Las Vegas, NV 89101. The foregoing information is based on a Schedule 13G filed on April 4, 2025.

(6)
Vanguard Fiduciary Trust Company (“Vanguard Trust”), a wholly-owned subsidiary of The Vanguard Group, Inc. (“Vanguard Group”), is the beneficial owner of 2,965,299 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Trust has shared voting power over 21,786 Class A Shares, sole dispositive power over 2,916,147 Class A Shares and shared dispositive power over 49,152 Class A Shares. The principal business address of Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. The foregoing information is based on a Schedule 13G/A filed on February 13, 2024.

(7)
Rubric Capital Management LP (“Rubric”) is the investment adviser to certain investment funds and/or accounts that hold 2,419,103 Class A Shares (the “Rubric Funds”). David Rosen is the managing member of Rubric Capital Management GP LLC, the general partner of Rubric. As a result, Mr. Rosen and Rubric may be considered beneficial owners of the shares held by the Rubric Funds. The principal business address of Mr. Rosen and Rubric is 155 East 44th Street, Suite 1630, New York, NY 10017. The foregoing information is based on a Schedule 13G filed on November 13, 2024.

(8)
Consists of (a) 109,795 Class A Shares held by the Marina 2016 Irrevocable Trust u/d/t June 23, 2016 for which Mr. Patel acts as trustee, (b) 96,674 Class A Shares held directly by Mr. Patel, (c) 1,526,160 Class B Shares held by the Anglia Trust, and (d) 2,005,093 Class A Shares that Mr. Patel has the right to acquire within 60 days following the Record Date upon conversion of his Class B Shares, exercise of his share options, vesting of his outstanding RSUs or any combination thereof. In accordance with certain contractual arrangements entered into between Mr. Patel and Kiniksa, Mr. Patel would not be entitled to convert the Class B Shares held by the Anglia Trust into Class A Shares or exercise his share options without 61 days’ prior written notice to Kiniksa, if immediately following such conversion or exercise, he would beneficially own more than 4.99% of the issued and outstanding Class A Shares in addition to any other Class A Shares beneficially owned by him.

(9)
Consists of (a) 57,403 Class A Shares, and (b) 659,661 Class A Shares that Dr. Paolini has the right to acquire within 60 days following the Record Date pursuant to the exercise of share options or vesting of outstanding RSUs.

(10)
Consists of (a) 82,363 Class A Shares, and (b) 622,435 Class A Shares that Mr. Tessari has the right to acquire within 60 days following the Record Date pursuant to the exercise of share options or vesting of outstanding RSUs.

(11)
Consists of (a) 27,674 Class A Shares, and (b) 179,081 Class A Shares that Mr. Moat has the right to acquire within 60 days following the Record Date pursuant to the exercise of share options or vesting of outstanding RSUs.

(12)
Consists of (a) 26,498 Class A Shares, and (b) 199,046 Class A Shares that Mr. Ragosa has the right to acquire within 60 days following the Record Date pursuant to the exercise of share options or vesting of outstanding RSUs.

(13)
Includes (a) 24,213 shares held directly by Felix J. Baker, (b) 14,840 shares held by Julian C. Baker, (c) 7,320 shares held by FBB3 LLC (“FBB3”), (d) 167,966 Class A Shares that Dr. Baker has the right to acquire within 60 days following the Record Date and (e) 167,966 Class A Shares that Stephen R. Biggar has the right to acquire within 60 days following the Record Date. Julian C. Baker and Felix J. Baker are the sole managers of FBB3 and by policy they do not transact in or vote Kiniksa’s Securities held by FBB3.

(14)
Includes (a) 9,373 Class A Shares held directly by Stephen R. Biggar and (b) 167,966 Class A Shares that Stephen R. Biggar has the right to acquire within 60 days following the Record Date.

(15)
Consists of (a) 9,373 Class A Shares and (b) 149,651 Class A Shares that Mr. Cole has the right to acquire within 60 days following the Record Date pursuant to the exercise of share options or vesting of outstanding RSUs.

(16)
Consists of (a) 14,200 Class A Shares, and (b) 168,411 Class A Shares that Dr. Levy has the right to acquire within 60 days following the Record Date pursuant to the exercise of share options or vesting of outstanding RSUs.

Security Ownership of Certain Beneficial Owners and Management

(17)
Consists of (a) 9,373 Class A Shares, (b) 71,967 Class A Shares held by Mossrock Capital, LLC (“Mossrock”) and (c) 218,742 Class A Shares that Mr. Malley has the right to acquire within 60 days following the Record Date pursuant to the exercise of share options or vesting of outstanding RSUs. Mr. Malley is the president of Mossrock and may be deemed to beneficially own the shares owned by Mossrock. The address of Mossrock is 19 Martin Lane, Englewood, CO 80113.

(18)
Consists of (a) 9,373 Class A Shares and (b) 194,954 Class A Shares that Ms. McCain has the right to acquire within 60 days following the Record Date pursuant to the exercise of share options or vesting of outstanding RSUs.

(19)
Consists of (a) 9,373 Class A Shares and (b) 194,954 Class A Shares that Ms. Popovits has the right to acquire within 60 days following the Record Date pursuant to the exercise of share options or vesting of outstanding RSUs.

(20)
Consists of (a) 9,373 Class A Shares and (b) 196,783 Class A Shares that Dr. Quart has the right to acquire within 60 days following the Record Date pursuant to the exercise of share options or vesting of outstanding RSUs.

(21)
Consists of (a) 3,403,054 Class A Shares, (b) 3,242,120 Class A Shares that all executive officers and directors as a group have the right to acquire within 60 days following the Record Date pursuant to the exercise of share options or vesting of outstanding RSUs, excluding share options and RSUs held by Mr. Patel, and (c) 2,005,093 Class A Shares that Mr. Patel may acquire upon conversion of his Class B Shares, exercise of his share options, vesting of his outstanding RSUs or any combination thereof.

Certain Relationships

Policies and Procedures for Related Person Transactions

We maintain a written Related Person Transaction Policy and Procedures, setting forth policies and procedures for the review and approval or ratification of related person transactions. Under Item 404 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”), we are required to disclose any transaction in which we (including any of our subsidiaries) are, were or will be a participant, where the amount involved exceeds $120,000 and a related person has, had or will have a direct or indirect material interest. In reviewing and approving any such transaction, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, the extent of the related person’s interest in the transaction, and the conflicts of interest and corporate opportunity provisions under our Code of Business Conduct and Ethics. No director may participate in approval of a related person transaction in which he or she is a related person. Our Audit Committee may also ratify related person transactions that were entered into by management because pre-approval was not feasible and transactions that were not initially recognized as related person transactions. If these transactions are not ratified, our management must make all reasonable efforts to cancel or annul such transactions. Our management must update our Audit Committee on material changes to any approved or ratified related person transaction and provide an annual status report on all then-current related person transactions.
Registration Rights

Our amended and restated investors’ rights agreement with certain of our shareholders, including certain executive officers, holders of 5% or more of a class of our voting shares and entities affiliated with certain of our directors, grants these shareholders specified registration rights with respect to Class A Shares held by them, including ordinary shares issued or issuable upon conversion of any other class of our ordinary shares convertible into, or options, warrants or other securities exercisable for, our Class A Shares. We refer to these Class A Shares as “registrable securities.” The registration of registrable securities as a result of the following rights being exercised would enable holders to trade these shares without restriction under the Securities Act when the applicable registration statement is declared effective.
Demand Registration Rights
If at any time the holders of a majority of the registrable securities request in writing that we effect a registration with respect to all or part of such registrable securities then outstanding, we may be required to register their shares. We are obligated to effect at most one registration in response to these demand registration rights. If the holders requesting registration intend to distribute their shares by means of an underwriting, the managing underwriter of such offering will have the right to limit the number of shares to be underwritten for reasons related to the marketing of the shares.
Piggyback Registration Rights
If at any time we propose to register any of our Class A Shares under the Securities Act, subject to certain exceptions, the holders of registrable securities are entitled to notice of the registration and to include their registrable securities in the registration. If our proposed registration involves an underwriting, the managing underwriter of such offering will have the right to limit the number of shares to be underwritten for reasons related to the marketing of the shares.
Form S-3 Registration Rights
If, at any time after we become entitled under the Securities Act to register our shares on a registration statement on Form S-3, 25% of the holders of the registrable securities then outstanding request in

Certain Relationships

writing that we effect a registration with respect to registrable securities at an aggregate price to the public in the offering of at least $5 million, we will be required to effect such registration on Form S-3 within 20 days after the date of such request. We will not be required to affect such a registration if, within the 12-month period immediately preceding the date of such request, we have already affected two registrations on Form S-3 for the holders of registrable securities.
Expenses
Ordinarily, other than underwriting discounts and commissions, we will be required to pay all expenses incurred by us related to any registration effected pursuant to the exercise of these registration rights. These expenses may include all registration and filing fees, printing expenses, fees and disbursements of our counsel, reasonable fees and disbursements of a counsel for the selling shareholders and blue-sky fees and expenses.
Termination of Registration Rights
The registration rights terminate upon the earlier of the closing of a deemed liquidation event, as governed by our Articles, or, with respect to the registration rights of an individual holder, when the holder can sell all of such holder’s registrable securities in a 90-day period without restriction under Rule 144 under the Securities Act.
Executive and Director Compensation

Employment Agreements
We have entered into employment agreements with our named executive officers that provide for salary, annual cash incentive compensation, long-term equity incentive awards and severance compensation. For more information regarding these employment agreements, see “Employment Agreements and Potential Payments Upon Termination or Change of Control” above.
Equity Incentive Compensation
We have granted equity awards to our named executive officers and non-employee directors, as more fully described in “Executive Compensation—Compensation Discussion and Analysis,” “Executive Compensation Tables” and “Director Compensation” above.

Other Matters

Shareholders’ Proposals

The Articles provide that with respect to a general meeting of shareholders, nominations of persons for election to the Board and the proposal of business to be considered by shareholders may be proposed by or at the direction of the Board; at the direction of the English Companies Court; by shareholders in accordance with the relevant provisions of the Companies Act or, in respect of annual general meetings only, in accordance with the procedures set forth in the Articles; or by the chairperson of the meeting. The Companies Act provides that shareholders holding not less than 5% of the paid up share capital of the Company carrying voting rights may call a general meeting for the purpose of considering director nominations or other proposals.
Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary c/o Kiniksa Pharmaceuticals Corp. at our offices at 100 Hayden Avenue, Lexington, MA 02421 in writing not later than [          ], 2025.
The Articles require, among other things, that shareholders give written notice to our Secretary of their intent to present such proposal for nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, notice of such a proposal for nomination for the 2026 Annual Meeting must be given to us no earlier than the close of business on February 3, 2026 and no later than March 5, 2026. The notice must contain the information required by our Articles, a copy of which is available upon request to our Secretary. In the event that the date of the 2026 Annual Meeting is more than 30 days before or more than 30 days after June 3, 2026, then the notice must be given not later than 10 days following the earlier of the date on which notice of the 2026 Annual Meeting was posted to shareholders or the date on which public disclosure of the date of the 2026 Annual Meeting was made. SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline and, in certain other cases notwithstanding the shareholder’s compliance with this deadline. Additionally, under section 338 of the Companies Act, shareholders meeting the threshold requirements set forth in that section may require us to include a resolution in our notice of annual general meeting. Provided that the appropriate thresholds are met, notice of the resolution or matter must be received by our Secretary at least six weeks prior to the date of the annual general meeting or, if later, at the time notice of the annual general meeting is delivered to shareholders. In addition to satisfying the foregoing requirements under the Articles, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
The notice must include the name and address of the shareholder who intends to make a proposal or nomination and certain affiliates of the shareholder (each, a “Shareholder Associated Person”); the class and number of shares held by the shareholder and any Shareholder Associated Person; a description of any agreement, arrangement or understanding with respect to the proposal or nomination between the shareholder and any Shareholder Associated Person; a description of any agreement, arrangement or understanding that has been entered into by or on behalf of the shareholder or any Shareholder Associated Person the effect or intent of which is to mitigate loss to, manage risk or benefit from share price changes for, or increase or decrease the voting power of, such shareholder or Shareholder Associated Person with respect to Kiniksa’s Shares; a representation that the shareholder is a record holder of Kiniksa’s shares and is entitled to vote at the shareholder meeting; and a representation of whether the shareholder or the Shareholder Associated Person, if any, intends to deliver a proxy statement or otherwise solicit proxies in favor of the proposal or nomination. In addition, a notice regarding a shareholder proposal must include the text of the proposal, a brief description of the proposed business and the reasons for conducting such business at the meeting. With respect to a

Other Matters

shareholder nomination, the Company may require the proposed nominee to furnish additional information to determine the eligibility of the proposed nominee to serve as a director.
Any such proposal or nomination must also meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal or nomination to be eligible for inclusion in the proxy statement for the 2026 Annual Meeting.
The chairperson of the meeting may refuse to transact any business or may disregard the nomination of any person if you fail to comply with the foregoing procedures.
Additionally, the Companies Act provides that shareholders holding not less than 5% of the total voting rights or paid-up share capital may call a general meeting for the purpose of considering director nominations or other proposals. The proposed purpose of the meeting must be set out in the requisition notice, and the requisition notice can contain any resolution. Upon receipt of this requisition notice, the Board of Directors has 21 days to convene a meeting of the Company’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If the Board of Directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.
UK Statutory Annual Accounts and Reports of the Board and Auditors of Kiniksa Pharmaceuticals International, plc for the year ended December 31, 2024

Consistent with its obligations under the Companies Act, our Board will present at the Annual Meeting our UK statutory annual accounts and reports for the year ended December 31, 2024, which have been approved by and, where appropriate, signed on behalf of our Board and will be delivered to the Registrar of Companies in the United Kingdom following the Annual Meeting. A copy of the UK Remuneration Report is included in Annex A to this proxy statement. A complete copy of our UK statutory annual accounts and reports, including the statutory directors’ report, strategic report, and auditor’s report on our UK accounts will be sent separately to you no less than 21 days prior to the Annual Meeting. You will be provided an opportunity to raise questions in relation to such accounts and reports at the Annual Meeting. Full accounts and reports will be available for inspection prior to and during the Annual Meeting.
Other Matters to be Presented at the Annual Meeting

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote your shares in their discretion on any such matters.
Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that banks, brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such banks, brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.
Certain information in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Other Matters

Kiniksa’s Annual Report on Form 10-K and UK Annual Report

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any holder of record of our ordinary shares as of the close of business on April 8, 2025 without charge upon written request addressed to:
Kiniksa Pharmaceuticals International, plc
Attention: Secretary
c/o Kiniksa Pharmaceuticals Corp.
100 Hayden Avenue
Lexington, MA 02421
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and the Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2024, at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2024 in the “Financial Information” section of the “Investors” page of our website located at www.kiniksa.com.
In addition, a copy of the Company’s UK Annual Report can be accessed in the “Financial Information” section of the “Investors” page of our website located at www.kiniksa.com. Any shareholder may request a printed copy of the UK Annual Report by addressing such request to:
Kiniksa Pharmaceuticals International, plc
Attention: Secretary
c/o Kiniksa Pharmaceuticals Corp.
100 Hayden Avenue
Lexington, MA 02421
Where You Can Find More Information

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. Statements contained in this proxy statement as to the contents of any contract or other document referred to are not necessarily complete and in each instance, if such contract or document is filed as an exhibit to the Annual Report, reference is made to the copy of such contract or other document filed as an exhibit to the Annual Report, each statement being qualified in all respects by such reference. In addition, the SEC maintains an Internet website that contains reports, proxy statements and other information about issuers, like us, that file electronically with the SEC. The address of that site is http://www.sec.gov. We also maintain an Internet site at www.kiniksa.com. We make available on our Internet website free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K as soon as practicable after we electronically file such reports with the SEC. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this proxy statement.

Annex A—Directors’ Remuneration Report

Directors’ Remuneration Report
Annual Statement from the Chair of the Compensation Committee

Dear Shareholders,
As the current Chair of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Kiniksa International (including, as applicable, its predecessor entity, Kiniksa Pharmaceuticals, Ltd., and its consolidated subsidiaries), I am pleased to present, on behalf of the Board, the Directors’ Remuneration Report for the year ended 31 December 2024 (the “Remuneration Report”).
The Company’s Remuneration Report and Directors’ Remuneration Policy will be subject to an advisory vote at the forthcoming 2025 AGM on 3 June 2025.
Introduction
2024 was an exceptional year for Kiniksa. ARCALYST uptake in recurrent pericarditis grew throughout the year, with approximately 13% of the multiple-recurrence target population on active ARCALYST therapy as of the end of 2024. Further, our team achieved ARCALYST net product revenue of $417.0 million in 2024, representing 79% year-over-year growth. We also advanced our clinical portfolio, announcing KPL-387, a new and exciting investigational product for patients suffering from recurrent pericarditis, with the potential to offer monthly subcutaneous dosing in a liquid formulation. And, through commercial execution and maintaining financial discipline, we have created a robust financial profile that will enable optionality for capital allocation and value-additive development opportunities in 2025. At Kiniksa, our goal is first and foremost to deliver life-changing therapies to patients with unmet medical needs and it is through the guidance of our Board and performance of our executive team that we aim to do so.
As a Nasdaq listed biopharmaceutical company with operations across the world, we operate within a global marketplace for talent. This market is competitive, especially in the United States where the bulk of our workforce is located. The Committee, with assistance from its independent compensation consultant, references the U.S. market as the leading indicator for healthcare remuneration levels and practices. Its goal is to attract and retain leading executive talent that can deliver on our goals to provide long-term, sustainable growth for our shareholders and life-changing therapies to our patients.
The Committee additionally considers other compensation frameworks, including guidance from proxy advisory firms, our investors and the principles of the UK Corporate Governance Code, when making decisions on director and executive compensation.
Key Decisions and Activities in the Year Ended 31 December 2024
In the year ended 31 December 2024, the Committee has undertaken the following key decisions and activities:
•
Considered the Company’s achievement of its 2024 corporate goals, and determined the applicable bonus payout for the Executive Director and the Company’s executive leadership team;

•
Considered input from the Committee’s independent compensation consultant, as well as listened to feedback from proxy advisory firms and our investors, to set the pay levels for the Executive Director, the non-Executive Directors, and the Company’s executive leadership team;

ANNEX A—DIRECTORS’ REMUNERATION REPORT

•
Worked with the Committee’s independent compensation consultant to review and update the Company’s compensation peer group;

•
Assessed the independence and suitability of the Company’s independent compensation consultant;

•
Served as administrator of the Company’s equity incentive programs, including the 2018 Employee Share Purchase Program (the “ESPP”), 2015 Equity Incentive Plan (the “2015 Plan”) and the 2018 Equity Incentive Plan (including, as applicable its UK Sub-Plan, the “2018 Plan”) and assessed the anticipated adequacy of share reserves under such equity incentive programs; and

•
Setting the Policy (as defined below).

Reviewed and approved the Company’s biannual grant of share options and restricted share units (“RSUs”) to its employees;
•
Reviewed and approved the annual grant of performance share units (“PSUs”) to the Company’s senior executive leadership team;

•
Considered and approved awards of share options and RSUs to newly hired employees at or above the VP-level and delegated authority to the Executive Director to make awards of share options and RSUs to the Company’s other newly hired employees; and

•
Reviewed the Committee’s charter and recommended changes to the Board for approval.

A Summary of Substantial Changes Relating to Directors’ Remuneration During the Year
As part of its duties, the Committee regularly consults prevailing market compensation practices and makes necessary adjustments to our Directors’ remuneration packages. Beginning in 2024, the Committee introduced PSUs to the Executive Director’s long-term equity incentive award remuneration in order to further align our Executive Director’s interests with that of our shareholders. In addition, the Committee reviewed and approved increases to our Non-Executive Directors’ cash and equity remuneration, which we believe will offer a competitive pay package compared to our compensation peer group and industry. Further details can be found below under “Proposed Application of the Policy for the Year Ending 31 December 2025”.
This has been a momentous year for the Company and its employees. We hope you find the information in this report helpful. There will be an opportunity to address any questions you may have at the 2025 AGM.
Yours gratefully,
Kimberly Popovits
Chair of the Committee
8 April 2025

ANNEX A—DIRECTORS’ REMUNERATION REPORT

Remuneration Policy

The information provided in this part of the Directors’ Remuneration Report is not subject to audit.
This part of the Remuneration Report sets out the Company’s Directors’ Remuneration Policy (the “Policy”), which will be submitted for shareholder approval in a binding vote at the 2025 AGM, to be held on 3 June 2025. The 2025 AGM will be our shareholders’ first opportunity to vote upon the Policy. If approved, the Policy will be effective from the date of the 2025 AGM for a maximum of three years, or until a revised policy is approved by shareholders. There will continue to be an advisory vote on the Directors’ Remuneration Report presented at our AGMs on an annual basis.
Overview of Policy
The Policy set out herewith will apply to our:
•
Employee Directors appointed to the Board (“Executive Directors”); and

•
Non-Employee Directors appointed to the Board (“Non-Executive Directors”).

Currently, our Chairman and Chief Executive Officer, Sanj K. Patel, is the only Executive Director on the Board. However, the Policy will apply equally to any additional Executive Directors who may be appointed to the Board in the future. All other Directors currently serving on our Board are Non-Executive Directors. The other executive officers of the Company for whom we report remuneration information in our filings with the SEC are not subject to the Policy and are not required to be reported on as part of the Directors’ Remuneration Report.
Summary of Policy—Executive Directors
The Policy, as it applies to Executive Directors, is designed to attract and retain Executive Directors and motivate them to enhance long-term shareholder value. The Policy is designed to reward and drive both short-term and long-term performance, mitigate against undue risk and align the financial interests of our Executive Directors with those of our shareholders. As a U.S.-centered business with senior executives based in the U.S., the Policy reflects remuneration practices in the U.S., which we believe will help the Company compete effectively in its primary market for talent.
The primary elements of the Policy applicable to the Executive Director are base salary, annual performance bonuses and long-term equity-based compensation awards. Our Executive Director is also eligible to participate in employee benefit plans and programs that we offer to our executive officers and full-time employees on the same basis, including participation in our retirement plan. We believe the Policy strikes an appropriate balance between the implementation of responsible, measured remuneration practices and the effective provision of incentives for our Executive Director to exert his best efforts for our success.
The Committee reviews and approves, or recommends to the Board for approval, the remuneration of the Executive Director on an annual basis. As part of its review, the Committee reviews corporate goals and objectives relevant to the remuneration of the Executive Director and evaluates the performance of the Executive Director in light of such goals and objectives. In addition, the Committee reviews whether any changes to the Policy are required, taking into account the needs of the Company and the evolving state of its competitive environment, while recognizing the need for remuneration practices to align with UK rules and regulations.

ANNEX A—DIRECTORS’ REMUNERATION REPORT

The policy table set out below describes the Company’s proposed future remuneration policy for the Executive Director and explains how each element of the remuneration packages will operate.
Purpose and Link to Strategy	Operation	Maximum	Performance Targets
Base Salary

Base salary is intended to provide a fixed component of remuneration reflecting the Executive Director’s skill set, experience, role and responsibilities. The base salary for the Executive Director, as for other members of senior management, has generally been set at levels deemed necessary to attract and retain such individuals.
	The Committee reviews and approves, or recommends to the Board for approval, the base salary of the Executive Director each year. As part of its review, the Committee reviews the Company’s corporate goals and objectives relevant to the remuneration of the Executive Director and evaluates the individual performance of the Executive Director in light of such goals and objectives. The Committee additionally consults prevailing market practice among the Company’s compensation peer group (composed primarily of US biotechnology companies with similar portfolios, commercial operations and/or market capitalization) and within the Company’s industry with respect to compensation matters. The Committee retains discretion to adjust the base salary of the Executive Director as necessary to attract and retain such individual, or in conjunction with any changes to job responsibilities or to reflect experience within the role.	There is no prescribed maximum level of base salary or annual salary increase. In determining annual base salary, including any increase to base salary, the Committee will consider the factors set out under “Operation”.	None.
Annual Cash Incentive Remuneration

We offer our Executive Director the opportunity to earn an annual performance bonus to compensate him for attaining short-term company goals as approved by our Committee and/or Board relating to our overall business and strategy and for his individual performance. The annual performance bonus is paid entirely in cash.

Our Executive Director is eligible to earn an annual cash bonus at a specified target bonus opportunity, as established by the Committee, with the actual bonus paid determined by the Committee based on achievement of corporate and individual performance targets.
Annual corporate performance goals are reviewed by the Committee and the Board each year, with performance against such objectives assessed at the end of the year. In approving the corporate performance goals each year, the Committee endeavors to set goals that are reasonably achievable with strong performance by the Company.
Corporate goals are weighted by the Committee in proportion to their degree of importance for the Company. Based upon the Company’s performance against such goals, the Committee will make a decision as to the Executive Director’s bonus payout.

There is no formal maximum to the amount that may be paid to the Executive Director as part of his annual bonus.
In 2024, the target bonus of our Executive Director was 65% of his base salary. The Committee retains ultimate discretion over the final payout and may award an annual cash bonus above or below this target based upon its evaluation of the Executive Director’s and Company’s annual performance.
While there is not a defined maximum amount of cash bonus that can be approved by the Committee, it exercises discretion to approve bonus payouts reasonable in the context of individual and overall company performance and historically above-target payouts have not exceeded 200% of target bonus.

Each year the Committee reviews with management the corporate goals by which the Company’s performance will be assessed. Such goals are tailored to the Company’s position, needs and strategy for a given year, though recurring goals include those related to commercial and clinical performance.
In 2024, the Committee assessed the performance of the Executive Director against corporate goals related to commercial execution, research and development, business development, compliance and capital preservation as part of its assessment of annual bonus payouts. Details of such analysis are provided elsewhere in this Directors’ Remuneration Report, subject to non-disclosure on the basis of prejudicial and/or commercially sensitive information, including the weighting applied to each goal by the Committee. The Committee has determined that due to such prejudicial and/or commercial sensitivity, it will not disclose such information now or ever.

ANNEX A—DIRECTORS’ REMUNERATION REPORT

Purpose and Link to Strategy	Operation	Maximum	Performance Targets
Equity Incentive Awards
Equity awards align the interests of our Executive Director with long-term shareholder interests and help us to attract and retain employees.
Long-term equity incentive awards are granted to our employees, including the Executive Director, in connection with their hiring and have historically been granted on a biannual basis thereafter in accordance with the terms of the 2018 Plan. Biannual grants for the Executive Director include share options, RSUs and, beginning in 2024, PSUs.
Share options granted to the Executive Director generally vest and become exercisable as to 25% of the shares underlying the option on the first anniversary of the date of grant and in 36 equal monthly installments thereafter, subject to the Executive Director’s continued service to the Company. RSUs granted to the Executive Director generally vest as to 25% of the RSUs on each of the first, second, third and fourth anniversaries of the date of grant, subject to the Executive Director’s continued service to the Company. PSUs granted to the Executive Director vest after three years with the shares issuable thereto determined based upon performance metrics selected by the Committee at the time of grant.
In addition, the Company maintains the ESPP, which the Executive Director is eligible to participate in on the same terms as other employees.

There is no specific maximum set for the grant of annual equity awards pursuant to the 2018 Plan and, as the administrator of the 2018 Plan, the Committee reserves discretion to determine the types and terms of equity awards granted pursuant thereto, including the size and timing of equity grants.
When making award determinations pursuant to the 2018 Plan, the Committee will take into account the underlying financial and operational performance of the Company, prevailing practices of the Company’s compensation peer group, potential shareholder dilution caused by grants of equity awards and individual performance by the Executive Director. As a general practice, the Committee endeavors to provide the Executive Director with long-term equity award remuneration with a fair market value (at the date of determination) at the approximately 60th percentile of the fair market value of equity awards granted to chief executive officers in the Company’s compensation peer group, as adjusted in light of the other factors discussed in the foregoing sentence. As described below, the compensation peer group is composed of companies with similar characteristics as the Company, which the Committee believes to be a fair representation of applicable market practice for the remuneration of our Directors.
The grant date fair market value of equity awards granted to the Executive Director has historically never exceeded 800% of the value of his then-current annual base salary.
At the time of its initial public offering in 2018, which coincided with the adoption of the 2018 Plan, the Company reserved 4,466,500 shares under the 2018 Plan. The 2018 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on 1 January 2019 and ending on and including 1 January 2028 by an amount equal to 4% of the aggregate number of shares outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year or such smaller number of shares as determined by the Board.
The ESPP generally allows the Executive Director to save a portion (up to $25,000 per year) of his salary over a six-month savings period. At the end of the savings period, Class A Shares are automatically purchased at the lower of the closing price of the shares at the day of enrollment or day of purchase for that particular period, minus a 15% discount. The ESPP provides that the number of shares reserved and available for purchase under the plan will automatically increase each 1 January, beginning on 1 January 2019 and ending on and including 1 January 2028 by an amount equal to 1% of the aggregate number of shares outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year or such smaller number of shares as determined by the Board.
As of 31 December 2024, there were 5,205,357 Class A shares and 671,515 Class A shares available for future grants under the 2018 Plan and the ESPP, respectively.

Performance conditions are not typically attached to the vesting of share options or time-based RSUs. Instead, options and RSUs vest over time, pursuant to the terms of the relevant equity award agreement.
In the year ended 31 December 2024, the Company granted PSUs to the Executive Director with metrics consisting of commercial performance and total shareholder return. Specifics of such performance targets, including achievement thresholds, is considered by the Committee to be prejudicial and/or commercially sensitive information. The Committee has determined that due to such prejudicial and/or commercial sensitivity, it will not disclose such information now or ever.

ANNEX A—DIRECTORS’ REMUNERATION REPORT

Purpose and Link to Strategy	Operation	Maximum	Performance Targets
Retirement Plan

We believe our retirement plan enhances the overall desirability of our remuneration package for our Executive Director and further incentivizes him by providing a vehicle for tax-deferred retirement savings.

Our Executive Director, who is based in the United States, is eligible to join a 401(k) retirement savings plan on the same terms as other full-time employees.
The Executive Director is eligible to receive a Company match consisting of (a) 100% of the first 3% of his salary contributed, plus (b) 50% of the next 2% of his salary contributed.
		The maximum contribution under the Company’s 401(k) program is 4% of an employee’s cash remuneration, subject to statutory limitations on 401(k) plan contributions.	None.
Benefits
We provide market competitive, yet cost-effective employment benefits to the Executive Director in order to enhance the overall desirability of our remuneration package for him.
Our Executive Director is eligible to participate in our health and welfare plans, including medical, dental and vison benefits, a healthcare flexible spending account, a dependent care flexible spending account, short-term and long-term disability insurance and life insurance to the same extent as our other full-time employees generally, subject to the terms and eligibility requirements of those plans.
The Committee reviews benefits offered from time to time and retains discretion to add or substitute benefits to ensure they remain market competitive.
		There is no formal maximum level of benefits provided to the Executive Director, as the value of each benefit is not predetermined and is typically based upon the cost to the Company of providing said benefit, which will vary from year to year based on costs incurred from third-party providers.	None.
Policy on Payments for Loss of Office—Executive Director
Sanj K. Patel, our Chairman and Chief Executive Officer, is currently our only Executive Director. Under the terms of his employment agreement, if Mr. Patel’s employment with us is terminated as a result of his death or disability, by the Company without cause, or by Mr. Patel for good reason, whether or not in connection with a change in control, he will be entitled to receive (a) a lump sum payment equal to (i) 200% of the sum of his annual base salary and target bonus for the year of termination plus (ii) $25,000, (b) a prorated portion of his target bonus for the year of termination and (c) any earned, but unpaid, cash annual bonus for the year prior to the year of termination.
If such termination of employment occurs other than during the 12-month period following a change in control, Mr. Patel will be entitled to accelerated vesting of all of his then-unvested time-vesting equity that would have, absent termination, become vested within 18 months following such termination of employment. For avoidance of doubt, any time-vesting equity that would have, absent termination, become vested more than 18 months following the termination will not be entitled to acceleration. If such termination of employment occurs during the 12-month period following a change in control, Mr. Patel will be entitled to full accelerated vesting of all of his then-unvested time-vesting equity. Pursuant to the award agreements governing the terms of Mr. Patel’s currently outstanding PSUs, if Mr. Patel’s employment is terminated for “good reason,” such PSUs will remain outstanding and become eligible to become earned in accordance with such award agreement, with any earned PSUs prorated based on the number of days Mr. Patel was in office during the performance period.
Mr. Patel’s right to receive these severance payments and benefits is subject to his execution and non-revocation of a release of claims for the benefit of Kiniksa and his compliance with certain confidentiality obligations and restrictive covenants.
In the event of a change in control, Mr. Patel will become immediately vested in each outstanding time-vesting equity award granted to him that is not assumed or substituted for in the change in control transaction.
In addition to the above, the Board reserves the right to make such additional severance payments, if any, with respect to the termination of an Executive Director that it considers reasonable under the individual circumstances. We will comply with applicable disclosure and reporting requirements of the SEC with respect to remuneration arrangements with a departing Executive Director.
 Remuneration on Recruitment
The remuneration package for any new Executive Director will be determined by the Committee in accordance with the terms of the Policy at the time of appointment (including base salary, annual

ANNEX A—DIRECTORS’ REMUNERATION REPORT

performance target bonus, long-term equity-based compensation awards, retirement plans and benefits). It is recognized that in order to attract and recruit talented individuals, the Policy must allow sufficient flexibility with respect to remuneration on recruitment, and the Committee has reserved discretion to make special provisions tailored to the recruiting situation, including with respect to a potential sign-on bonus, reasonable relocation support and make-whole arrangements for remuneration forfeited from a prior employer (whether on account of cash bonuses, share awards, pension benefits or other forfeited items).
The remuneration package for any new Non-Executive Director will be set in accordance with the terms of our Non-Employee Director Compensation Program, as described below.
Compensation Peer Group
Market practices are one of the considerations taken into account by the Committee when determining Director remuneration. In determining compensation, the Committee may peg all or a portion of our Remuneration to a particular percentile of the compensation peer group for a given year, however the Compensation Committee has and will adjust such target percentiles as needed or desired.
In order to ensure our remuneration is competitive the Committee, with the assistance of Compensia, maintains and annually updates a group of peer companies with which to benchmark Director compensation. The Compensation Committee reviews the information provided from internal sources as well as the information provided by Compensia to select our peer group based on comparable biopharmaceutical companies.
The Committee uses certain criteria when selecting peers to be included in our compensation peer group, which generally fall into the following categories, as adjusted by the Committee from time to time:
•
Primary Criteria

◦
Industry, with peers being composed of biotechnology or pharmaceutical companies

◦
Market capitalizations similar in size to the Company’s

◦
Drugs at a similar stage in development as the Company’s

•
Refinement Criteria

◦
Revenue at approximately the same size on an annual basis as the Company

◦
Product and/or product candidate indications similar to those of the Company’s

◦
Drug pipeline size approximately the same as the Company’s

•
Additional Considerations

◦
Geography, with a preference for US-based companies

◦
Whether a company has named Kiniksa as its peer

◦
Peers of certain identified companies

Compensation Recovery Policy
The Company maintains a Policy for the Recovery of Erroneously Awarded Compensation designed to comply with the mandatory compensation “clawback” requirements under Nasdaq rules. Under this policy, which applies to the Executive Director, in the event of certain accounting restatements, we will be required to recover erroneously awarded incentive compensation tied to a financial reporting measure (including measures related to share price and total shareholder return).
The amount of erroneously awarded compensation to be recovered shall equal the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance. Where the financial reporting measure is related to share price or total shareholder return, the Committee shall make a reasonable estimate of the effect of the accounting restatement upon the share price or total shareholder return and the amount of the compensation to be

ANNEX A—DIRECTORS’ REMUNERATION REPORT

recovered. The Committee has discretion as to the method for recovering erroneously awarded compensation from the Executive Director, in the event of an accounting restatement.
A portion of our Executive Director’s annual bonus is based upon the achievement of certain commercial performance goals. In addition, our outstanding PSUs are based on commercial performance and total shareholder return metrics.
Application of the Remuneration Policy to Executive Director Remuneration for the Year Ending 31 December 2025
The chart below shows an estimate of the 2025 remuneration package for the CEO (our sole Executive Director) under three assumed performance scenarios, based on the Policy.

Chief Executive Officer Remuneration Scenarios
Remuneration ($) (in millions)
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$2.34
57.6%
42.4%
$4.39
16.1%
30.7%
30.7%
22.5%
$6.45
22.0%
41.8%
20.9%
15.4%
$11.16
12.7%
24.1%
36.2%
18.1%
8.9%
Minimum
Target
Maximum
Maximum w/ 50% Share Price Increase
Fixed Cash Remuneration and Benefits
RSU Awards
PSU Awards
Share Option Awards
Cash Bonus

The minimum scenario comprises (a) the CEO’s salary, (b) the value of benefits, (c) the value of Company 401(k) matching contributions and (d) the expected market value of RSUs to be granted in the year ended 31 December 2025, which are earned regardless of performance. For more information on the valuation methodology of our long-term equity awards, including RSUs, see footnote (1) to the Single Total Figure of Remuneration Table below.
The target scenario comprises the pay set out under the minimum scenario, plus (a) a cash bonus payout at target, consisting of 75% of salary and (b) the value of PSUs to be granted in the year ended 31 December 2025 as if they had vested at the target level of 100% within such year.
The maximum scenario comprises the pay set out under the minimum scenario, plus (a) an illustrative cash bonus payout at 150% of the CEO’s salary and (b) the value of PSUs to be granted in the year ended 31 December 2025 as if they had vested at the maximum level of 200% within such year. While there is not a defined maximum amount of cash bonus that can be approved by the Committee, it exercises discretion to approve bonus payouts reasonable in the context of individual and overall company performance and historically above-target payouts have not exceeded 200% of target bonus.

ANNEX A—DIRECTORS’ REMUNERATION REPORT

The maximum scenario with a share price increase comprises the pay set out under the maximum scenario as adjusted by (a) including the market price of share options granted in the year ended 31 December 2025 as if the price of our Class A Shares had increased by 50% from the date of grant, (b) the value of PSUs to be granted in the year ended 31 December 2025 as if they had vested at the maximum level of 200% within such year and the price of our Class A Shares had increased by 50% from the date of grant and (c) the value of RSUs to be granted in the year ended 31 December 2025 as if the price of our Class A Shares had increased by 50% from the date of grant.
In each of the above scenarios, the face value of the equity awards used was $19.56, which is the 30-day trailing average price used to compute Mr. Patel’s 2025 long-term equity award grants.
Summary of Policy—Non-Executive Directors
We maintain a program (the “Non-Employee Director Compensation Program”), which governs the fees and equity awards payable to Non-Executive Directors. Such policy is periodically reviewed by the Committee, which recommends any changes to the Board for approval. The Committee and Board reserve discretion to recommend and approve, respectively, changes to the Non-Employee Director Compensation Program consistent with the duties and obligations of the Directors and in line with market practice.
Non-Executive Directors typically receive an annual retainer paid in cash for their service (depending on their additional membership and chairperson responsibilities with respect to the Board’s committees) and an annual grant of equity awards, but they do not receive any performance-based incentive component of remuneration. There are no elements of the Non-Employee Director Compensation Program that are subject to performance conditions, and accordingly there are no provisions for the recovery or withholding of sums.

ANNEX A—DIRECTORS’ REMUNERATION REPORT

The policy table set out below describes our Non-Employee Director Compensation Program and explains how each element of the remuneration package for Non-Employee Directors operates. In addition, per our Articles of Association, our Directors, including our Non-Executive Directors, may be reimbursed for all reasonable transportation, hotel and other expenses properly incurred by them in the conduct of the Company’s business performing their duties as Directors, including in connection with attending and returning from meetings of the Board or any committee of the Board.
Purpose and link to strategy	Operation		Maximum
Cash Component
Cash retainers for Non-Executive Directors are intended to attract and retain high caliber individuals with the requisite experience and knowledge to oversee and advise our Company.
Each Non-Executive Director receives an annual retainer of $40,000 for service on the Board.
A Non-Executive Director serving as Chairperson of the Board (or Lead Independent Director in the event that the Chairperson is an Executive Director) is entitled to an annual retainer of $30,000 for such service, which retainer is in addition to any other fees to which such Non-Executive Director would be entitled.
Non-Executive Directors are also entitled to additional annual retainers in connection with their service on the committees of the Board. The chairperson of each committee is entitled to an additional annual cash retainer in connection with such service.
Non-Executive Directors’ annual fees are set forth in the Company’s Non-Employee Director Compensation Program. Detailed information related to amounts payable to Non-Executive Directors, including fees payable for particular committee assignments, are as follows:
			None

	Board Position	Cash Retainer(1)
	Director	$50,000
	Chair or Lead Independent Director	$30,000
	Audit Committee Chair	$20,000
	Compensation Committee Chair	$20,000
	Nominating and Corporate Governance Committee Chair	$10,000
	Science and Research Committee Chair	$20,000
	Audit Committee Member	$10,000
	Compensation Committee Member	$9,000
	Nominating and Corporate Governance Committee Member	$5,000
	Science and Research Committee Member	$9,000
	(1) Reflects cash retainers effective 1 January 2025, following an increase of cash retainers, as approved by the Committee and the Board.
	These amounts are periodically reviewed by the Committee, taking into account the Company’s compensation peer group and overall market practice.

In addition, Non-Executive Directors may be appointed to one or more ad hoc committees as the need arises. In the year ended 31 December 2024, the Board formed a Strategic Transaction Committee, whose members were entitled to receive an annual fee of $6,300, pro-rated for the number of days that the committee was in existence.

ANNEX A—DIRECTORS’ REMUNERATION REPORT

Purpose and link to strategy	Operation		Maximum
Equity Component
Equity awards align the interests of our Non-Executive Directors align their interests with long-term shareholder interests and help us retract and retain qualified individuals to served on our Board.
We grant equity awards, consisting of share options and RSUs, to our Non-Executive Directors in order to align their interests with those of our shareholders. Non-Executive Directors’ initial and annual equity grants are set forth in the Company’s Non-Employee Director Compensation Program. Initial grants are awarded on the date of the Non-Executive Director’s appointment and annual equity grants are granted on the date of each year’s AGM.
The share options granted upon a Non-Executive Director’s initial election or appointment vest and become exercisable (a) as to one-third of the shares on the first anniversary of the date of grant and (b) as to the remainder in twenty-four substantially equal monthly installments thereafter, generally subject to the Non-Executive Director continuing in service through the applicable vesting date. The share options granted annually to Non-Executive Directors vest and become exercisable in twelve substantially equal monthly installments following the date of grant, with the last installment vesting on the earlier of (a) the anniversary of the date of grant or (b) the date of the AGM in the following year, generally subject to the director continuing in service through the applicable vesting date.
RSUs granted to our Non-Executive Directors under the program vest (a) as to initial awards, as to one-third of the RSUs subject to such award on each anniversary of the date of grant and (b) as to subsequent awards, as to 100% of the RSUs subject to such award on the earlier of (i) the anniversary of the date of grant or (ii) the date of the AGM in the following year, generally subject in each case to the Non-Executive Director continuing in service through the applicable vesting date.
Equity awards issuable to Non-Executive Directors, on appointment and annually thereafter, is as follows:
			None.

		Equity Award(1)(2)
	Initial Award	$600,000
	Subsequent Award	$340,000
	(1) Reflects equity award values effective 1 January 2025, following an increase in the value of subsequent awards, as approved by the Committee and the Board.

(2)
Award reflects such value, divided by the Black-Scholes value of a Class A Share, rounded down to the nearest whole share. Such grants shall not exceed 80,000 Class A Shares with respect to Initial Awards and 45,000 Class A Shares with respect to Subsequent Awards.

Other Remuneration
To compensate Non-Executive Directors who provide services over and above those expected for their position.
From time to time, we may enter into additional compensatory arrangements with our Non-Executive Directors in connection with the provision of services beyond the typical scope of their service. Such compensatory arrangements will be reviewed and approved by the Committee and the Board, with the interested Non-Executive Director abstaining from such review and approval.
			None.
The foregoing is qualified in its entirety by the Company’s current Non-Employee Director Compensation Program, as may be amended from time to time.
Policy for the Chair
The position of Chairperson of the Board is currently held by our CEO. So long as the position of Chairperson is held by an employee of the Company, it is not entitled to any fees owing to such title. Such fees, currently $30,000, will instead be payable to a Non-Executive Director designated as our Lead

ANNEX A—DIRECTORS’ REMUNERATION REPORT

Independent Director. In the event that the position of Chairperson is held by a Non-Executive Director, the Company would compensate the Chairperson for their role and services as set forth in our Non-Executive Director Compensation Program, which is outlined above.
Policy for Service
The Company does not maintain employment contracts or letters of appointment with our Non-Executive Directors. Instead, in accordance with the Company’s Articles of Association, Non-Executive Directors are elected by the Company’s shareholders for a three-year term of office, and successors to the class of Directors whose term expires at a given AGM are elected for a subsequent three-year term. Non-Executive Directors may resign at any time, with their vacancy to be filled by the remaining Directors, and any Director so appointed shall hold office only until the next following annual general meeting. Non-Executive Directors do not have any notice periods prior to termination of service and are not generally entitled to any compensation on termination. However, immediately prior to any Change of Control event (as defined in the 2018 Plan), all outstanding option awards and RSU awards previously granted to a Non-Executive Director shall vest in full, to the extent outstanding at such time. The Committee also reserves the right to accelerate vesting of any unvested equity awards upon the resignation or termination of a Non-Executive Director.
Legacy Arrangements
For the duration of this Policy, the Company will honour any remuneration and/or severance commitments made in respect of current or former Directors before the date on which either (a) the Policy becomes effective; or (b) an individual becomes a Director, even where not consistent with the Policy set out in this report or prevailing at the time such commitment is fulfilled. Details of any payments to former Directors will be set out in the annual Directors’ Report on Remuneration as they arise. For the avoidance of doubt, all outstanding historic equity awards that were granted prior to the Policy’s effective date remain eligible to vest based on their original terms.
Statement of Consideration of Employees’ Pay and Remuneration Conditions Elsewhere in the Group

The Committee periodically reviews with management the Company’s strategies related to human capital management, including remuneration and benefits as they relate to the Company’s talent acquisition and retention strategy. As appropriate, the Committee considers the pay and conditions of the broader employee workforce in the Group when making remuneration-related decisions for the Directors. However, no specific consultation with employees has been undertaken in respect of the design of the Company’s Policy to date.
Statement of Consideration of Shareholder Views

The Board and Committee value the opinions of our shareholders. The Committee considered the outcome of the Company’s non-binding, advisory vote on the remuneration of its named executive officers (the “Say-on-Pay” vote) when developing the Policy. The Policy was also approved by the full Board. The Committee also considers shareholder feedback, including the results of the Say-on-Pay vote, when evaluating the Company’s remuneration policies and practices and making future remuneration decisions. The Company typically holds a Say-on-Pay vote annually in connection with its AGM.
Annual Report on Remuneration

Single Total Figure of Remuneration of each Director (audited)
In the full year ended 31 December 2024, the Directors received the following remuneration (inclusive of remuneration paid prior to the Redomiciliation). Michael Megna, Ross Moat and Mark Ragosa served as Directors during the period from Kiniksa International’s formation in April 2024 until the Redomiciliation. Remuneration for such individuals is included only for such periods. The base salary,

ANNEX A—DIRECTORS’ REMUNERATION REPORT

benefits and retirement plan columns reflect the amount actually received during such service period. All other columns have a value of nil as no relevant compensation was received during such period.
Name	Year ending 31 December	Base Salary ($)	Benefits ($)	Bonus ($)	Restricted Share Awards ($)(1)	Long-term Incentive Awards ($)(1)	Retirement Plan ($)(2)	Other ($)	Total variable remuneration ($)	Total fixed remuneration ($)	Total Remuneration ($)
Executive Directors
Sanj K. Patel	2024	899,371	32,417(3)	730,739	1,117,760	—	13,800	—	1,848,499	945,588	2,794,087
	2023	864,780	32,237(4)	695,663	739,381	—	13,200	—	1,435,044	910,217	2,345,261
Michael Megna	2024	81,238	7,255(5)	—	—	—	2,451	—	—	90,944	90,944
	2023	—	—	—	—	—	—	—	—	—	—
Ross Moat	2024	111,650(6)	4,892(6)(7)	10,540(6)	—	127,082(6)	127,082(6)
	2023	—	—	—	—	—	—	—	—	—	—
Mark Ragosa	2024	109,013	7,286(8)	2,987	—	119,286	119,286
	2023	—	—	—	—	—	—	—	—	—	—
Non-Executive Directors
Felix J. Baker	2024	91,350	—	—	62,540	—	—	—	62,540	91,350	153,890
	2023	94,700	—	—	66,426	—	—	—	66,426	94,700	161,126
Stephen R. Biggar	2024	55,600	—	—	62,540	—	—	—	62,540	55,600	118,140
	2023	55,600	—	—	66,426	—	—	—	66,426	55,600	122,026
M. Cantey Boyd(9)	2024	11,575	—	—	115,790	—	—	—	115,790	11,575	127,365
	2023	—	—	—	—	—	—	—	—	—	—
G Bradley Cole	2024	49,000	—	—	62,540	—	—	—	62,540	49,000	111,540
	2023	49,000	—	—	66,426	—	—	—	66,426	49,000	115,426
Richard S. Levy	2024	53,400	—	—	62,540	—	—	89,982(10)	62,540	143,382	205,922
	2023	53,400	—	—	66,426	—	—	89,987(11)	66,426	143,387	209,813
Thomas R. Malley	2024	65,575	—	—	62,540	—	—	—	62,540	65,575	128,115
	2023	64,000	—	—	66,426	—	—	—	66,426	64,000	130,426
Tracey L. McCain	2024	49,000	—	—	62,540	—	—	—	62,540	49,000	111,540
	2023	49,000	—	—	66,426	—	—	—	66,426	49,000	115,426
Kimberly J. Popovits	2024	49,650	—	—	62,540	—	—	—	62,540	49,650	112,190
	2023	46,300	—	—	66,426	—	—	—	66,426	46,300	112,726
Barry D. Quart	2024	63,175	—	—	62,540	—	—	—	62,540	63,175	125,715
	2023	56,193	—	—	66,426	—	—	—	66,426	56,193	122,619
Non-Executive Director Total	2024	488,325	—	—	616,110	—	—	89,982	616,110	578,307	1,194,417
	2023	468,193	—	—	531,408	—	—	89,987	531,408	558,180	1,089,588
Total	2024	1,689,597	51,850	730,739	1,733,870	—	29,778	89,982	2,464,609	1,861,207	4,325,816
	2023	1,332,973	32,237	695,663	1,270,789	—	13,200	89,987	1,966,452	1,468,397	3,434,849
(1)
The Directors receive market value share options as part of their remuneration with an exercise price equivalent to the closing price of our Class A Shares on the date of grant. These options are not subject to performance conditions. No value is included in the Single Total Figure Table in the year of award because there is no intrinsic value at the date of grant. Refer to “Statement of Directors’ Shareholder and Share Interests” below. The value of equity based awards in the form of RSUs is based on the market value of the underlying shares on the date of grant. Share price appreciation did not impact the value of awards. Granted PSUs are disregarded from the value of long-term equity awards in the year of grant and will instead be reflected in the value of long-term equity award remuneration in the year in which the applicable performance period ends.

(2)
Reflects Company matching contributions to the applicable person’s 401(k) retirement plan and, in the case of Ross Moat only, contributions to a defined benefit pension plan.

(3)
Amount shown represents health insurance (health, dental and vision) ($29,560) and life and disability insurance ($2,857).

(4)
Amount shown represents health insurance (health, dental and vision) ($29,322) and life and disability insurance ($2,915).

(5)
Amount shown represents health insurance (health, dental and vision) ($6,709) and life and disability insurance ($546).

(6)
Original amount in GBP. Amount in table reflects such amount after applying a conversion from GBP to USD using the 2024 average FX rate (£1:$1.277925).

ANNEX A—DIRECTORS’ REMUNERATION REPORT

(7)
Amount shown represents a car allowance. Mr. Moat did not receive insurance-related benefits during the covered period.

(8)
Amount shown represents health insurance (health, dental and vision) ($6,709) and life and disability insurance ($576).

(9)
Ms. Boyd was appointed to the Board as a Non-Executive Director effective 4 October 2024. Her salary column reflects pro-rated amounts for the time she has served on the Board in the year ended 31 December 2024 and her restricted share award column reflects initial equity awards granted in connection with her appointment.

(10)
Amount reflects (a) cash consulting fee ($45,000) and (b) the market value of fully vested RSUs ($44,982), in each case provided in respect of his consulting services.

(11)
Amount reflects (a) cash consulting fees ($45,000) and (b) the market value of fully vested RSUs ($44,987), in each case provided in respect of his consulting services.

Annual Performance Bonus (audited)
For the year ended 31 December 2024, the annual bonus for our Executive Director was paid out at a rate of approximately 125% of his bonus target (65% of his base salary), or $730,739, reflecting overall excellent performance against the goals and metrics reviewed and approved by the Committee.
The 2024 corporate goals evaluated by the Committee to assess the Company’s performance are set forth below, with each goal carrying a different weight as determined by the Committee. The Board has considered whether it would be in the best interests of the Company and its shareholders to disclose precise targets agreed for the performance measures in 2024. An additional consideration is that most of our competitors are based in the U.S., where market practice is not to disclose precise annual bonus targets for biotechnology companies. As the specific objectives for a single year are based on the Group’s long-term strategies, the Board has concluded that disclosing such targets would necessarily involve divulging competitively sensitive and/or prejudicial information that we believe would be detrimental to our commercial performance going forward and therefore we are providing the categories of objectives, rather than precise targets and will not divulge additional information related to the specific weighting of such goals.
•
ARCALYST: Deliver product revenue for ARCALYST and advance the ongoing technology transfer of ARCALYST drug substance manufacturing

•
IL-1 Inhibition Life Cycle Management: Initiate Phase 1 clinical trial with KPL-387 and determine path forward in at least one indication

•
KPL-404: Initiate new clinical studies

•
BD and corporate structure: Create opportunities for increasing corporate value

•
Corporate strategy: Ensure the Company remains compliant, value-driven, effective and well-capitalized

Restricted Share Awards and Long-Term Incentive Awards (audited)
In the year ended 31 December 2024, all Non-Executive Directors other than Ms. Boyd received grants of share options and RSUs in connection with our 2024 AGM. Ms. Boyd received grants of share options and RSUs in connection with her appointment. Dr. Levy received a grant of fully vested RSUs in connection with consulting services performed for the Company.
Our Executive Director received two grants of share options and RSUs in connection with our biannual awards to our employees, as well as a single grant of PSUs with metrics consisting of ARCALYST commercial performance and total shareholder return. The number of shares underlying long-term equity awards granted in a given year is set by the Committee in advance with reference to a value based on market data, industry practice and the need for retention and recognition of performance. Because the value of our Class A Shares may fluctuate between the time the Committee sets the award amount and the date of grant, such long-term equity awards may have a valuation either higher or lower than initially set.
The performance of the PSUs granted in 2024 will be assessed by the Committee in 2027, whereupon the total number of Class A Shares to be issued thereto will be determined, not to exceed 200% of the number of PSUs granted to the Executive Director.

ANNEX A—DIRECTORS’ REMUNERATION REPORT

Payments to Past Directors (audited)
During the years ended 31 December 2024 and 2023, no payments were made to past Directors.
Payments for Loss of Office (audited)
During the years ended 31 December 2024 and 2023, no payments were made to Directors for loss of office.

ANNEX A—DIRECTORS’ REMUNERATION REPORT

Statement of Directors’ Shareholder and Share Interests (audited)
The Company does not maintain share ownership guidelines for its officers or directors. The table below details the total number of shares owned (including their beneficial interests), the total number of share options held, the number of share options vested but not yet exercised, the total number of RSUs held and the total number of PSUs (assuming target performance) held as of 31 December 2024, as applicable. Michael Megna, Ross Moat and Mark Ragosa served as Directors during the period from Kiniksa International’s formation in April 2024 until the Redomiciliation. Share and award holdings reflect their ownership as of 28 June 2024, the first trading day following the Redomiciliation and their respective resignations, rather than as of 31 December 2024.
Name	As-Converted Shares owned as of 31 December 2024	Share Options Owned as of 31 December 2024			RSUs Owned as of 31 December 2024	PSUs Owned as of 31 December 2024
		Total Share Options	Unvested Share Options	Vested but Unexercised Share Options
Executive Directors
Sanj K. Patel	1,715,506(1)	3,024,143(2)	681,363	2,342,780	141,890	40,000(3)
Michael Megna(7)	21,328	182,357	90,247	92,110	49,687	—
Ross Moat(7)	16,276	338,264	168,079	170,185	33,607	11,138
Mark Ragosa(7)	19,253	428,180	195,185	232,995	37,669	10,184
Non-Executive Directors
Felix J. Baker	31,694,905(4)(5)	164,793	9,519	155,274	3,173	—
Stephen R. Biggar	9,373	164,793	9,519	155,274	3,173	—
M. Cantey Boyd	—	28,384	28,384	—	4,730	—
G. Bradley Cole	9,373	146,478	9,519	136,959	3,173	—
Richard S. Levy	14,200	165,238	9,519	155,719	3,173	—
Thomas R. Malley	81,340(5)	215,569	9,519	206,050	3,173	—
Tracey L. McCain	9,373	191,781	9,519	182,262	3,173	—
Kimberly J. Popovits	9,373	191,781	9,519	182,262	3,173	—
Barry D. Quart	9,373	193,610	9,519	184,091	3,173	—
Total	33,552,816	4,486,570	785,899	3,700,671	172,004	40,000

(1)
Consists of (a) 79,551 Class A Shares held by Sanj K. Patel, (b) 109,795 Class A Shares held by the Marina 2016 Irrevocable Trust u/d/t June 23, 2016 (the “Marina Trust”), for which Mr. Patel acts as the trustee and (c) 1,526,160 Class B ordinary shares (“Class B Shares”) held by The Anglia 2013 Revocable Trust, u/d/t August 15, 2013 (the “Anglia Trust”), for which Mr. Patel acts as the trustee.

(2)
In the year ended 31 December 2024, Mr. Patel exercised and sold a total of 225,685 share options, which were originally granted in December 2015 with an exercise price of $1.59. On 7 March 2024, Mr. Patel sold 65,012 shares for a per share average weighted price of $21.02. On 23 July 2024, Mr. Patel sold 23,075 shares for a per share average weighted price of $23.25, 50,000 shares for a per share average weighted price of $25.05 and 63,049 shares for a per share average weighted price of $27.01. On 6 November 2024, Mr. Patel sold 89,561 shares for a per share average weighted price of $23.

(3)
Reflects PSU vesting at maximum payout. Depending on the outcome of the approved performance metrics for the PSUs, the number of Class A Shares that may ultimately be issued ranges from a minimum issuance of 0% to a maximum issuance of 200% of the 20,000 PSUs granted.

(4)
Consists of (a) 2,700,597 Class A Shares held by Baker Brothers Life Sciences, L.P. (“BBLS”), (b) 98,980 Class A Shares held by 667, L.P. (“667” and with BBLS, the “Baker Funds”), (c) 11,638,314 Class A1 ordinary shares (“Class A1 Shares”) held by BBLS, (d) 1,143,650 Class A1 Shares held by 667, (e) 14,658,102 Class B1 ordinary shares (“Class B1 Shares”) held by BBLS, (f) 1,399,516 Class B1 Shares held by 667, (g) 24,213 Class A Shares held by Felix J. Baker, (h) 9,373 Class A Shares held by Stephen R. Biggar, (i) 14,840 Class A Shares held by Julian C. Baker and (j) 7,320 Class A Shares held by FBB3 LLC (“FBB3”).

(5)
Baker Bros. Advisors LP (the “Advisor”) is the investment advisor to the Baker Funds and has the sole voting and investment power with respect to the securities held by the Baker Funds and thus may be deemed to beneficially own such securities. Baker Bros. Advisors (GP) LLC (the “Advisor GP”) is the sole general partner of the Advisor and thus may be deemed to beneficially own the securities held by the Baker Funds. The managing members of the Advisor GP are Julian C. Baker and Felix J. Baker, who may be deemed to beneficially own the securities held by the Baker Funds. Julian C. Baker, Felix J. Baker, the Advisor and the Advisor GP disclaim beneficial ownership of all shares held by the Baker Funds, except to the extent of their indirect pecuniary interest therein. The policy of the Baker Funds and the Advisor does not permit managing members of the Advisor GP or full-time employees of the Advisor to receive compensation for serving as Directors of Kiniksa, and the Baker Funds are instead entitled to the pecuniary interest in any compensation

ANNEX A—DIRECTORS’ REMUNERATION REPORT

received for their service. Felix J. Baker and Stephen R. Biggar have no direct voting or dispositive power and no pecuniary interest in the share options or the RSUs. Julian C. Baker and Felix J. Baker are the sole managers of FBB3 and by policy they do not transact in or vote our securities held by FBB3. The Advisor, the Advisor GP, Felix J. Baker and Julian C. Baker may be deemed to be the beneficial owners of our securities held by the Baker Funds, and may be deemed to have the power to vote, or direct the vote of, and the power to dispose, or direct the disposition of, such securities. Felix J. Baker and Stephen R. Biggar disclaim beneficial ownership of such securities except to the extent of any pecuniary interest therein. The foregoing information is based on a Schedule 13D/A filed on 10 October 2024 and information known to us.
(6)
Includes 71,967 Class A Shares held by Mossrock Capital, LLC (“Mossrock”). Mr. Malley is the president of Mossrock and may be deemed to beneficially own the shares owned by Mossrock.

(7)
For Messrs. Megna, Moat and Ragosa, figures are as of 28 June 2024.

The following summarizes the details of the share options, RSUs and PSUs granted in the year ended 31 December 2024. While Michael Megna, Ross Moat and Mark Ragosa served as Directors during the period from Kiniksa International’s formation in April 2024 until the Redomiciliation, they received no equity awards during their time serving in such roles. As such, they have been excluded from the below table.
Name	Grant Date	Option Exercise Price per Share ($)(1)	Face Value of Award(2)	Award Type	Granted in 2024	Exercised in 2024	Vesting Terms
Executive Directors
Sanj K. Patel	2024-04-04	$18.06	$2,343,285	Option	129,750	—	(3)
	2024-09-01	$26.74	$3,469,515	Option	129,750	—	(3)
	2024-04-04	N/A(4)	$450,597	RSU	24,950	—	(5)
	2024-09-01	N/A(6)	$667,163	RSU	24,950	—	(5)
	2024-04-04	N/A(4)	$361,200	PSU	20,000	—	(7)
Non-Executive Directors
Felix J. Baker	2024-06-05	$19.71	$375,278	Option	19,040	—	(8)
	2024-06-05	N/A(9)	$62,540	RSU	3,173	—	(10)
Stephen R. Biggar	2024-06-05	$19.71	$375,278	Option	19,040	—	(8)
	2024-06-05	N/A(9)	$62,540	RSU	3,173	—	(10)
M. Cantey Boyd	2024-10-04	$24.48	$694,840	Option	28,384	—	(11)
	2024-10-04	N/A(12)	$115,790	RSU	4,730	—	(13)
G. Bradley Cole	2024-06-05	$19.71	$375,278	Option	19,040	—	(8)
	2024-06-05	N/A(9)	$62,540	RSU	3,173	—	(10)
Richard S. Levy	2024-06-05	$19.71	$375,278	Option	19,040	—	(8)
	2024-05-03	N/A(14)	$15,000	RSU	747	—	(15)
	2024-06-05	N/A(9)	$62,540	RSU	3,173	—	(10)
	2024-11-07	N/A(16)	$29,982	RSU	1,303	—	(15)
Thomas R. Malley	2024-06-05	$19.71	$375,278	Option	19,040	—	(8)
	2024-06-05	N/A(9)	$62,540	RSU	3,173	—	(10)
Tracey L. McCain	2024-06-05	$19.71	$375,278	Option	19,040	—	(8)
	2024-06-05	N/A(9)	$62,540	RSU	3,173	—	(10)
Kimberly J. Popovits	2024-06-05	$19.71	$375,278	Option	19,040	—	(8)
	2024-06-05	N/A(9)	$62,540	RSU	3,173	—	(10)
Barry D. Quart	2024-06-05	$19.71	$375,278	Option	19,040	—	(8)
	2024-06-05	N/A(9)	$62,540	RSU	3,173	—	(10)

(1)
The exercise price of a share option corresponds to the closing price of our Class A Shares on the date of grant.

(2)
Face value of award (a) for options, reflects the option exercise price multiplied by the number of Class A Shares underlying the option, (b) for RSUs, reflects the closing price of our Class A Shares on the date of grant multiplied by the number of Class A Shares underlying the RSUs and (c) for PSUs, reflects the closing price of our Class A Shares on the date of grant multiplied by the number of Class A Shares underlying the PSUs, assuming target payout.

(3)
25% of the option vests on the first anniversary of the date of grant, generally subject to continued service to Kiniksa. Thereafter the remainder of the option vests in 36 monthly installments, generally subject to continued service to Kiniksa.

(4)
The closing price of our Class A Shares on the date of grant was $18.06.

(5)
25% of the RSUs vest on each of the four anniversaries following the date of grant, generally subject to continued service to Kiniksa.

ANNEX A—DIRECTORS’ REMUNERATION REPORT

(6)
The closing price of our Class A Shares on the date of grant was $26.74.

(7)
PSUs represent a contingent right to receive a number of Class A Shares based upon the achievement of certain pre-established performance criteria, as certified by the Committee. PSUs vest after three years. Depending on the outcome of the approved performance metrics for the PSUs, the number of Class A Shares that may ultimately be issued ranges from a minimum issuance of 0% to a maximum issuance of 200% of the PSUs. Specifics of such performance metrics, including achievement thresholds, is considered by the Committee to be prejudicial and/or commercially sensitive information. The Committee has determined that due to such prejudicial and/or commercial sensitivity, it will not disclose such information now or ever.

(8)
The option vests in 12 monthly installments following the date of grant, generally subject to continued service to Kiniksa.

(9)
The closing price of our Class A Shares on the date of grant was $19.71.

(10)
The RSUs vest in their entirety on the anniversary of the date of grant, generally subject to continued service to Kiniksa.

(11)
One-third of the option vests on the first anniversary of the date of grant. Thereafter, the remainder of the option vests in 24 monthly installments, generally subject to continued service to Kiniksa.

(12)
The closing price of our Class A Shares on the date of grant was $24.48.

(13)
One-third of the RSU vests on each of the three anniversaries following the date of grant, generally subject to continued service to Kiniksa.

(14)
The closing price of our Class A Shares on the date of grant was $20.08.

(15)
Granted in connection with Dr. Levy’s performance of certain specified consulting services as described elsewhere in this Directors’ Remuneration Report. The RSUs vested in their entirety on the date of grant.

(16)
The closing price of our Class A Shares on the date of grant was $23.01.

The following table sets forth information with respect to the beneficial ownership by our Directors of our Class A Shares, Class A1 Shares, Class B Shares and Class B1 Shares, as of 31 December 2024. Michael Megna, Ross Moat and Mark Ragosa served as Directors during the period from Kiniksa International’s formation in April 2024 until the Redomiciliation. Shareholdings reflect their ownership as of 28 June 2024, the first trading day following the Redomiciliation and each of their respective resignations as Directors, rather than as of 31 December 2024.
The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares over which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 41,881,319 Class A Shares issued and outstanding, 1,795,158 Class B Shares issued and outstanding, 12,781,964 Class A1 Shares issued and outstanding, and 16,057,618 Class B1 Shares issued and outstanding, each as of 31 December 2024.
With respect to Michael Megna, Ross Moat and Mark Ragosa only, beneficial ownership and applicable percentage ownership is based on 40,447,538 Class A Shares issued and outstanding, 1,795,158 Class B Shares issued and outstanding, 12,781,964 Class A1 Shares issued and outstanding, and 16,057,618 Class B1 Shares issued and outstanding, each as of 28 June 2024, the first trading day following the Redomiciliation and each of their respective resignations as Directors. Messrs. Megna, Moat and Ragosa are excluded from the total figures in the below table as they were not serving as Directors as of 31 December 2024.
For the purposes of the rules issued by the SEC, in computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares subject to options or other rights held by such person that are currently exercisable or will become exercisable within sixty (60) days of 31 December 2024 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.
Our Class B Shares are convertible into Class A Shares or Class B1 Shares at any time at the option of the holder, with prior notice to us, on a one-for-one basis. Accordingly, each holder of Class B Shares

ANNEX A—DIRECTORS’ REMUNERATION REPORT

is deemed to be the beneficial owner of, in each case, an equal number of Class A Shares and Class B1 Shares, in addition to any other Class A Shares or Class B1 Shares beneficially owned by such holder.
Our Class A1 Shares are convertible into Class A Shares at any time at the option of the holder, with prior notice to us, on a one-for-one basis, unless, immediately prior to or following such conversion, the holder and its affiliates beneficially own, or would beneficially own, more than 4.99% of our issued and outstanding Class A Shares, in which case such notice would need to be provided to us at least sixty-one (61) days prior to any such conversion. Accordingly, each holder of Class A1 Shares is deemed to be the beneficial owner of the number of Class A Shares that would result in such holder owning up to 4.99% of the issued and outstanding Class A Shares, in addition to any other Class A Shares beneficially owned by such holder.
Our Class B1 Shares are convertible into Class A Shares or Class B Shares at any time at the option of the holder, with prior notice to us, on a one-for-one basis, unless, immediately prior to or following such conversion, the holder and its affiliates beneficially own, or would beneficially own, more than 4.99% of our issued and outstanding Class A Shares, in which case such notice would need to be provided to us at least sixty-one (61) days prior to any such conversion. Accordingly, each holder of Class B1 Shares is deemed to be the beneficial owner of the number of Class A Shares and Class B Shares, in each case, that would result in such holder owning up to 4.99% of our issued and outstanding Class A Shares, in addition to any other Class A Shares or Class B Shares beneficially owned by such holder.
Name	Class A Shares	Class A Shares (%)	Class A1 Shares	Class A1 Shares (%)	Class B Shares	Class B Shares (%)	Class B1 Shares	Class B1 Shares (%)	Total Voting Power (%)
Executive Directors
Sanj K. Patel	2,189,695(1)	4.99%	—	—	1,526,160	85.02%	1,526,160	8.68%	28.22%
Michael Megna	118,219(2)	*	—	—	—	—	—	—	*
Ross Moat	194,523(3)	*	—	—	—	—	—	—	*
Mark Ragosa	239,777(4)	*	—	—	—	—	—	—	*
Non-Executive Directors
Felix J. Baker	3,172,217(5)(6)	7.52%	12,781,964(5)(6)	100.00%	—	—	16,057,618(5)(6)	100.00%	5.27%
Stephen R. Biggar	167,820(7)	*	—	—	—	—	—	—	*
M. Cantey Boyd	—	—	—	—	—	—	—	—	*
G. Bradley Cole	149,505(8)	*	—	—	—	—	—	—	*
Rich Levy	173,092(9)	*	—	—	—	—	—	—	*
Thomas R. Malley	290,563(10)	*	—	—	—	—	—	—	*
Tracey L. McCain	194,808(11)	*	—	—	—	—	—	—	*
Kimberly J. Popovits	194,808(12)	*	—	—	—	—	—	—	*
Barry D. Quart	196,637(13)	*	—	—	—	—	—	—	*
Total	6,729,145	15.76%	12,781,964	100%	1,526,160	85.02%	17,583,778	100.00%	35.78%
*
Represents ownership of less than 1%.

(1)
Includes (a) 79,551 Class A Shares held directly by Sanj K. Patel, (b) 109,795 Class A Shares held by the Marina Trust, (c) 1,526,160 Class B Shares held by the Anglia Trust and (d) 2,000,349 Class A Shares that Mr. Patel has the right to acquire within 60 days following 31 December 2024 upon conversion of his Class B Shares, exercise of his share options, vesting of his outstanding RSUs or any combination thereof. In accordance with certain contractual arrangements entered into between Mr. Patel and Kiniksa, Mr. Patel would not be entitled to convert the Class B Shares held by the Anglia Trust into Class A Shares or exercise his share options without 61 days’ prior written notice to Kiniksa, if immediately following such conversion or exercise, he would beneficially own more than 4.99% of the issued and outstanding Class A Shares in addition to any other Class A Shares beneficially owned by him.

(2)
Consists of (a) 21,328 Class A Shares held by Michael Megna and (b) 96,891 Class A Shares that Mr. Megna has the right to acquire within 60 days following 28 June 2024.

(3)
Consists of (a) 16,276 Class A Shares held by Ross Moat and (b) 178,247 Class A Shares that Mr. Moat has the right to acquire within 60 days following 28 June 2024.

(4)
Consists of (a) 19,253 Class A Shares held by Mark Ragosa and (b) 220,524 Class A Shares that Mr. Ragosa has the right to acquire within 60 days following 28 June 2024.

(5)
Consists of (a) 2,700,597 Class A Shares held by BBLS, (b) 98,980 Class A Shares held by 667, (c) 11,638,314 Class A1 Shares held by BBLS, (d) 1,143,650 Class A1 Shares held by 667, (e) 14,658,102 Class B1 Shares held by BBLS, (f) 1,399,516 Class B1 Shares held by 667, (g) 24,213 Class A Shares held by Felix J. Baker, (h) 9,373 Class A

ANNEX A—DIRECTORS’ REMUNERATION REPORT

Shares issued to Stephen R. Biggar pursuant to the vesting of certain RSUs awarded in connection with his service as a member of our Board of Directors, (i) 14,840 Class A Shares held by Julian C. Baker, (j) 7,320 Class A Shares held by FBB3, (k) 158,447 Class A Shares that Felix J. Baker has the right to acquire within 60 days following 31 December 2024 and (l) 158,447 Class A Shares that Steven R. Biggar has the right to acquire within 60 days following 31 December 2024.
(6)
The Advisor is the investment advisor to the Baker Funds and has the sole voting and investment power with respect to the securities held by the Baker Funds and thus may be deemed to beneficially own such securities. Advisor GP is the sole general partner of the Advisor and thus may be deemed to beneficially own the securities held by the Baker Funds. The managing members of the Advisor GP are Julian C. Baker and Felix J. Baker, who may be deemed to beneficially own the securities held by the Baker Funds. Julian C. Baker, Felix J. Baker, the Advisor and the Advisor GP disclaim beneficial ownership of all shares held by the Baker Funds, except to the extent of their indirect pecuniary interest therein. The policy of the Baker Funds and the Advisor does not permit managing members of the Advisor GP or full-time employees of the Advisor to receive compensation for serving as Directors of Kiniksa, and the Baker Funds are instead entitled to the pecuniary interest in any compensation received for their service. Felix J. Baker and Stephen R. Biggar have no direct voting or dispositive power and no pecuniary interest in the share options or the RSUs. Julian C. Baker and Felix J. Baker are the sole managers of FBB3 and by policy they do not transact in or vote our securities held by FBB3. The Advisor, the Advisor GP, Felix J. Baker and Julian C. Baker may be deemed to be the beneficial owners of our securities held by the Baker Funds, and may be deemed to have the power to vote, or direct the vote of, and the power to dispose, or direct the disposition of, such securities. Felix J. Baker and Stephen R. Biggar disclaim beneficial ownership of such securities except to the extent of any pecuniary interest therein. The foregoing information is based on a Schedule 13D/A filed on October 10, 2024 and information known to us.

(7)
Consists of (a) 9,373 Class A Shares held by Stephen R. Biggar and (b) 158,447 Class A Shares that Steven R. Biggar has the right to acquire within 60 days following 31 December 2024.

(8)
Consists of (a) 9,373 Class A Shares and (b) 140,132 Class A Shares that Mr. Cole has the right to acquire within 60 days following 31 December 2024 pursuant to the exercise of share options or vesting of outstanding RSUs.

(9)
Consists of (a) 14,200 Class A Shares, and (b) 158,892 Class A Shares that Dr. Levy has the right to acquire within 60 days following 31 December 2024 pursuant to the exercise of share options or vesting of outstanding RSUs.

(10)
Consists of (a) 9,373 Class A Shares, (b) 71,967 Class A Shares held by Mossrock and (c) 209,223 Class A Shares that Mr. Malley has the right to acquire within 60 days following 31 December 2024 pursuant to the exercise of share options or vesting of outstanding RSUs.

(11)
Consists of (a) 9,373 Class A Shares and (b) 185,435 Class A Shares that Ms. McCain has the right to acquire within 60 days following 31 December 2024 pursuant to the exercise of share options or vesting of outstanding RSUs.

(12)
Consists of (a) 9,373 Class A Shares and (b) 185,435 Class A Shares that Ms. Popovits has the right to acquire within 60 days following 31 December 2024 pursuant to the exercise of share options or vesting of outstanding RSUs.

(13)
Consists of (a) 9,373 Class A Shares and (b) 187,264 Class A Shares that Dr. Quart has the right to acquire within 60 days following 31 December 2024 pursuant to the exercise of share options or vesting of outstanding RSUs.

(14)
For Messrs. Megna, Moat and Ragosa, figures are as of 28 June 2024.

ANNEX A—DIRECTORS’ REMUNERATION REPORT

Total Shareholder Return for Kiniksa International’s Class A Shares

The following graph shows a comparison of the total cumulative returns of an investment of $100 in cash from 25 May 2018 (the first day that the Company’s Class A Shares became publicly traded) through 31 December 2024 in (i) our Class A Shares, (ii) the Nasdaq Composite Index and (iii) the Nasdaq Biotechnology Index. These comparators were chosen as they reflect (a) with respect to the Nasdaq Composite Index, the relative growth of the market as a whole and (b) with respect to the Nasdaq Biotechnology Index, the relative growth of the Company’s industry. The comparisons in the graph are not intended to forecast or be indicative of the possible future performance of our common shares. The graph assumes that all dividends have been reinvested (to date, we have not declared any dividends).

Comparison of Cumulative Total Return since May 25, 2018
Among Kiniksa Pharmaceuticals, the NASDAQ Biotechnology Index, and the NASDAQ Composite Index.
$300
$250
$200
$150
$100
$50
$-
25-May-2018
31-Dec-2018
31-Dec-2019
31-Dec-2020
31-Dec-2021
30-Dec-2022
29-Dec-2023
31-Dec-2024
Kiniksa Pharmaceuticals
Nasdaq Composite (TR)
Nasdaq Biotechnology (TR)

Chief Executive Officer Total Remuneration History

2024 was the first year for which the Company has prepared a Remuneration Report. We have presented data showing the percentage change from 2023 to 2024 with respect to the base salaries, benefits and annual cash bonuses of our Executive Director and our employees on a cumulative basis.
	Single Total Figure of Remuneration(1)				Annual Bonus as a Percentage of Maximum Bonus Eligibility(2)		Long-Term Incentive Plan Compensation as a Percentage of Maximum Bonus Eligibility(3)(4)
	Year Ended 31 December		Increase/ (Decrease)		Year Ended 31 December		Year Ended 31 December
	2023	2024	$	%	2023	2024	2023	2024
Sanj K. Patel Chief Executive Officer and Executive Director	$2,345,261	$2,794,087	$448,826	19.14%	61.88%(5)	62.50%(6)	—	—

(1)
Reflects the value in the column labeled “Total Remuneration” in the Single Total Figure of Remuneration of each Director table above.

(2)
While there is not a defined maximum amount of cash bonus that can be approved by the Committee, it exercises discretion to approve bonus payouts reasonable in the context of individual and overall company performance and historically above-target payouts have not exceeded 200% of target bonus. For purposes of this table only, the historical 200% cap is being used in place of a formal maximum.

ANNEX A—DIRECTORS’ REMUNERATION REPORT

(3)
The Directors receive market value share options as part of their remuneration with an exercise price equivalent to the closing price of our Class A Shares on the date of grant. These options are not subject to performance conditions. The remuneration value of such awards in the year of award is not included because there is no intrinsic value at the applicable date of grant. Refer to “Statement of Directors’ Shareholder and Share Interests” above. Granted PSUs are disregarded from the value of long-term equity awards in the year of grant and will instead be reflected in the value of long-term equity award remuneration in the year in which the applicable performance period ends.

(4)
While there is not a defined maximum amount of equity awards that can be approved by the Committee, it exercises discretion to approve grants of share options, RSUs and PSUs reasonable in the context of individual and overall company performance and historically has not granted awards with a cumulative fair market value in excess of 800% of a Director’s base salary. Because no remuneration was reported in the Single Total Figure of Remuneration of each Director table related to long-term incentive equity remuneration for the year ended 31 December 2024, these columns reflect a percentage of 0%.

(5)
Reflects a bonus payout of 80% of the Executive Director’s salary. The Executive Director’s bonus target for the given year was 65%

(6)
Reflects a bonus payout of 81% of the Executive Director’s salary. The Executive Director’s bonus target for the given year was 65%

Percentage Change in Remuneration of our Directors and Employees

2024 was the first year for which the Company has prepared a Remuneration Report. We have presented data showing the percentage change from 2023 to 2024 with respect to base salaries, benefits and annual cash bonuses for each of our Directors and our employees as a whole. We expect to report the percentage change in remuneration for our Directors for 2023 onwards.
	Base Salary				Benefits(1)				Annual Bonus(1)
	Year Ended 31 December		Increase/ (Decrease)		Year Ended 31 December		Increase/ (Decrease)		Year Ended 31 December		Increase/ (Decrease)
	2023	2024	$	%	2023	2024	$	%	2023	2024	$	%
Executive Directors
Sanj K. Patel	864,780	899,371	34,591	4.00%	32,237	32,417	180	0.56%	695,663(2)	730,739(3)	35,076	5.04%
Non-Executive Directors
Felix J. Baker	94,700	91,350	(3,350)	(3.50)%	—	—	—	—	—	—	—	—
Stephen R. Biggar	55,600	55,600	—	0.00%	—	—	—	—	—	—	—	—
M. Cantey Boyd	—	11,575	11,575	n/a	—	—	—	—	—	—	—	—
G. Bradley Cole	49,000	49,000	—	0.00%	—	—	—	—	—	—	—	—
Richard S. Levy	53,400	53,400	—	0.00%	—	—	—	—	—	—	—	—
Thomas R. Malley	64,000	65,575	1,575	2.46%	—	—	—	—	—	—	—	—
Tracey L. McCain	49,000	49,000	—	0.00%	—	—	—	—	—	—	—	—
Kimberly J. Popovits	46,300	49,650	3,350	7.24%	—	—	—	—	—	—	—	—
Barry D. Quart	56,193	63,175	6,982	12.43%	—	—	—	—	—	—	—	—
Employees(4)	51,137	64,475	13,338	26.08%	4,042	5,255	1,213	30.01%	10,151	11,234	1,083	10.67%
(1)
None of the Non-Executive Directors were eligible to receive a benefits or cash annual bonuses.

(2)
Reflects a bonus payout of 80% of the Executive Director’s salary. The Executive Director’s bonus target for the given year was 65%

(3)
Reflects a bonus payout of 81% of the Executive Director’s salary. The Executive Director’s bonus target for the given year was 65%

(4)
Employee data in thousands. Reflects total Company expenditures on salaries, annual cash bonuses and benefits on all employees other than the Executive Director.

Relative Importance of Spend on Pay

The table below illustrates the Group’s expenditure on pay for the year ending 31 December 2024. The comparator chosen to reflect the relative importance of the Group’s spend on pay is the Group’s

ANNEX A—DIRECTORS’ REMUNERATION REPORT

research and development expenses due to the nature and stage of the Company’s business as a biopharmaceutical company developing and commercializing novel therapies for diseases with unmet need. For more information on research and development expense, please see “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Form 10-K.
Employee pay expenditure reflects employee-related expenses, including salaries and benefits, travel expenses, and share-based compensation expenses for the Group’s employees. Dividend distribution comparators are not included as the Company has no history of such transactions and has no plans to pay dividends in the future.
	Year ending 31 December		Increase/ (decrease)
	2023	2024	($)	(%)
Research and Development Expenses ($) (in thousands)	76,097	111,623	35,526	46.69%
Total Group employee pay expenditure ($) (in thousands)	89,677(1)	106,747(1)	17,070	19.03%

(1)
Includes salaries, the value of share awards granted in the year, annual bonuses paid for such year, benefits and Company contributions to retirement plans.

Structure and Role of Committee and approach to Remuneration Matters

The Committee is comprised of Kimberly Popovits, who chairs the Committee, M. Cantey Boyd and Barry D. Quart. Felix J. Baker served on the Committee as its chair until 4 October 2024. M. Cantey Boyd was appointed to the Committee in connection with her appointment as a Non-Executive Director on 4 October 2024. The Committee maintains a charter in compliance with Nasdaq’s rules and requirements. The members of the Committee are annually evaluated and determined by the Board as being independent under Nasdaq rules.
The Board maintains corporate governance guidelines that set forth a flexible framework with which the Board and its committees exercise responsibility. Such guidelines are reviewed annually by the Board’s Nominating and Corporate Governance Committee, which proposes updates as necessary.
The Committee approaches remuneration as a means to attract and retain talent and incentivize long-term growth in line with the interests of the Company’s stakeholders. For the Executive Director, the Committee views these goals as most effectively achieved through an emphasis on variable over fixed remuneration, granting long-term incentive equity awards and, in the year ended 31 December 2024, introducing PSUs to the Executive Director’s remuneration package. The Committee also reserves the ability to deploy flexible grants and payments, as needed, to incentive and retain talent.
When applying the Policy to the Executive Director, the Committee seeks to comply with applicable rules and regulations as far as practicable, having regard to the size, nature and business requirements of the Company. Operation of the Policy that differs from UK norms reflect differences in United States market practices when compared to those in the UK, and the need to balance governance obligations against the importance of offering competitive remuneration packages in the markets in which we compete and operate.
Relevant documentation, including the Committee’s charter, can be found at: https://investors.kiniksa.com/corporate-governance/documents-charters.
External Advice

The Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. During the year ended 31 December 2024, the Committee retained an independent remuneration consulting firm, Compensia, Inc. (“Compensia”), to assess and, as applicable, make recommendations with respect to the amount and types of remuneration to provide to our Directors, among related matters. Compensia reported

ANNEX A—DIRECTORS’ REMUNERATION REPORT

directly to the Committee. The Committee reviewed compensation assessments provided by Compensia comparing our Directors’ compensation to that of compensation peer group within our industry, and met with Compensia to discuss such assessments. The Committee retains ultimate discretion to review and approve the Company’s compensation peer group by which the remuneration of the Directors is evaluated. The Committee considered the advisor independence factors required under SEC and Nasdaq rules as they relate to Compensia, and did not find any conflicts of interest concerns in 2024. During the year ended 31 December 2024, fees of $225,797 were paid to Compensia, which were incurred on a time and expenses basis. No other services were provided by Compensia to the Company in the year ended 31 December 2024.
The Committee selected Compensia for its expertise, history with the Company and quality of service. Each year the Committee considers the advisor independence factors required under SEC and Nasdaq rules as they relate to Compensia. The Committee did not find any conflicts of interest concerns in the year ended 31 December 2024.
Proposed Application of the Policy for the Year Ending 31 December 2025

Executive Director Remuneration
Fixed Elements of Cash Remuneration. Effective 1 January 2025, the annual base salary of Sanj K. Patel in his role as Chief Executive Officer and Executive Director is $944,339.
Variable Elements of Cash Remuneration. The target bonus for Mr. Patel in the year ending 31 December 2025 is 75% of base salary. The Committee reviewed 2025 corporate goals in March 2025, and Mr. Patel’s annual bonus for the year ending 31 December 2025 will be determined, in part, based on the Company’s achievement of such goals. The details of such goals are considered prejudicial and/or commercially sensitive. To the extent that the objectives do not comprise commercially sensitive information, the Company expects to disclose such goals in next year’s Remuneration Report, subject to redaction of commercially sensitive/prejudicial information.
Long-Term Equity Incentive Awards. The Committee approved grants of (a) 137,638 share options, (b) 34,435 RSUs and (c) 68,869 PSUs to Mr. Patel effective 1 April 2025, and expects to make additional grants of share options and RSUs to Mr. Patel in September of 2025 in accordance with its biannual equity award granting practice. Such awards are designed to align Mr. Patel’s interests with those of our shareholders. The Company will report certain details of the grants in its filings with the SEC and in next year’s Remuneration Report. Specifics of the PSU’s performance metrics, including achievement thresholds, is considered by the Committee to be prejudicial and/or commercially sensitive information. The Committee has determined that due to such prejudicial and/or commercial sensitivity, it will not disclose such information now or ever.
Benefits. Mr. Patel will be eligible for the same benefits (e.g., health insurance, life insurance, disability insurance, and 401(k) matching contributions) as he received in the year ended 31 December 2024.
For a chart showing the expected remuneration under base case, target and expected maximum scenarios, see above under “Application of the Remuneration Policy to Executive Director Remuneration for the Year Ending 31 December 2025”.
Non-Executive Director Fees
Effective 1 January 2025, the Company increased cash and equity payments eligible to be earned by its Non-Executive Directors as set forth in the following tables. Retainers for the Chair/Lead Independent Director as well as committee chair/member retainers are in addition to the retainer for serving on the Board. The increases were driven by a need to provide market-competitive cash and equity compensation to our Non-Executive Directors.

ANNEX A—DIRECTORS’ REMUNERATION REPORT

	Cash Retainer in the Year Ending 31 December
Board Position	2024	2025
Director	$40,000	$50,000
Chair or Lead Independent Director	$30,000	$30,000
Audit Committee Chair	$19,000	$20,000
Compensation Committee Chair	$13,400	$20,000
Nominating and Corporate Governance Committee Chair	$9,300	$10,000
Science and Research Committee Chair	$13,400	$20,000
Audit Committee Member	$9,000	$10,000
Compensation Committee Member	$6,300	$9,000
Nominating and Corporate Governance Committee Member	$5,000	$5,000
Science and Research Committee Member	$6,300	$9,000
	Equity Award in Year Ending 31 December
	2024(1)	2025(2)
Initial Award	$600,000	$600,000
Subsequent Award	$300,000	$340,000

(3)
Award reflects such value, divided by the Black-Scholes value of a Class A Share, rounded down to the nearest whole share. Such grants shall not exceed 80,000 Class A Shares with respect to Initial Awards and 40,000 Class A Shares with respect to Subsequent Awards.

(4)
Award reflects such value, divided by the Black-Scholes value of a Class A Share, rounded down to the nearest whole share. Such grants shall not exceed 80,000 Class A Shares with respect to Initial Awards and 45,000 Class A Shares with respect to Subsequent Awards.

Board Composition

In accordance with the Company’s Articles of Association, Non-Executive Directors are elected by the Company’s shareholders for a three-year term of office, and successors to the class of Directors whose term expires at a given AGM are elected for a subsequent three-year term. At each AGM, the Directors (or applicable successors) in the class whose term is expiring will stand for re-election (or election) pursuant to an ordinary resolution. At the 2025 AGM, all of our Directors will be eligible for re-election. Thereafter, our Directors will be re-elected on a class by class basis, with each elected class serving for three years, beginning with our Class I Directors at the 2026 AGM.
We currently have ten Directors on our Board, including three Class I Directors consisting of Sanj K. Patel, Thomas R. Malley, and Richard S. Levy; three Class II Directors consisting of Stephen R. Biggar, G. Bradley Cole, and Barry D. Quart; and four Class III Directors consisting of Felix J. Baker, M. Cantey Boyd, Tracey L. McCain, and Kimberly J. Popovits.
The current composition of the Board and its committees, including which Directors serve as committee chairs, is as follows:

ANNEX A—DIRECTORS’ REMUNERATION REPORT

Name	Audit	Compensation	Nominating and Corporate Governance	Science and Research
Executive Directors
Sanj K. Patel
Non-Executive Directors
Felix J. Baker(1)			X	X
Stephen R. Biggar			Chair	X
M. Cantey Boyd(1)		X
G. Bradley Cole	X
Richard S. Levy				Chair
Thomas R. Malley	Chair		X
Tracey L. McCain	X
Kimberly J. Popovits(1)		Chair
Barry D. Quart	X	X		X

(1)
Effective 4 October 2024, Felix J. Baker resigned from his role as Chair and member of the Committee, Kimberly J. Popovits was appointed to the role of Chair of the Committee and M. Cantey Boyd was appointed as a member of the Committee.

Attendance

Attendance of the Committee’s meetings in the year ended 31 December 2024 were as follows:
Committee Member	Attendance
Felix J. Baker(1)	3 of 3
M. Cantey Boyd(1)	1 of 1
Kimberly J. Popovits	4 of 4
Barry D. Quart	4 of 4

(1)
Effective 4 October 2024, Felix J. Baker resigned from his role on the Committee and M. Cantey Boyd was appointed to the Committee by the Board.

ANNEX B—FORM OF PROXY FOR ORDINARY SHAREHOLDERS

B-1

[PRELIMINARY - SUBJECT TO COMPLETION]Annual General Meeting Proxy Card KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC THIRD FLOOR23 OLD BOND STREET LONDON, UNITED KINGDOM W1S 4PZTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 4:59 AM BST on June 3, 2025 (11:59 PM EDT on June 2, 2025). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 4:59 AM BST on June 3, 2025 (11:59 PM EDT on June 2, 2025). Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it is received by June 2, 2025.V72389-P27849 [PRELIMINARY - SUBJECT TO COMPLETION]THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: Ordinary Resolutions1.Election of Class I Directors to serve until the 2028 Annual General Meetingof Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with Kiniksa's articles of association.Nominees:1a.Sanj K. Patel1b.Thomas R. Malley1c.Richard S. Levy2.Election of Class II Directors to serve until the 2026 Annual General Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with Kiniksa's articles of association. Nominees: 2a. Stephen R. Biggar 2b. G. Bradley Cole 2c. Barry D. Quart ForAgainst Abstain! ! !! ! !! ! !ForAgainst Abstain! ! !! ! !! ! ! 8.To approve, on an advisory (non-binding) basis, the Company’s UK Statutory Directors’ Annual Remuneration Report for the period ended December 31, 2024. 9.To approve the Company’s UK Statutory Directors’ Remuneration Policy. 10.To approve, on an advisory (non-binding) basis, the compensation of our named executive officers. 11.To authorize the Board of Directors, generally and unconditionally for the purpose of section 551 of the UK Companies Act 2006 (the “Companies Act”) to allot shares in the Company or to grant rights to subscribe for or to convert any security into shares in the company (“Rights”) up to a maximum aggregate nominal amount of $6,976.33, which represents approximately 35% of the issued ordinary share capital of the Company on the record date for the 2025 Annual General Meeting of Shareholders. This authority shall expire (unless previously renewed, varied or revoked) on June 2, 2030, but we may at any time before the expiration of this authority make an offer or agreement which would or might require shares to be allotted, or Rights to be granted, pursuant to this authority after its expiration, and the Board of Directors may allot shares or grant Rights in pursuance of that offer or agreement as if the authority conferred by this resolution had not expired. The authority granted by this resolution shall replace all of our existing authorities to allot any shares and to grant Rights previously granted in connection with the adoption of the Articles in June 2024, but without prejudice to any allotment of shares or grant of Rights already made or agreed or offered to be made pursuant to such authorities. ForAgainst Abstain! ! !! ! !! ! !! ! ! 3.Election of Class III Directors to serve until the 2027 Annual General Meetingof Shareholders, and until their respective successors have been appointedor until their earlier resignation or vacation of office in accordance withKiniksa's articles of association.ForAgainstAbstainNominees:3a.Felix J. Baker, Ph.D.3b.M. Cantey Boyd3c.Tracey L. McCain3d.Kimberly J. PopovitsThe Board of Directors recommends you vote FOR the following proposals:ForAgainstAbstain4.To approve the appointment of PricewaterhouseCoopers LLP (“PwC”) as theCompany’s UK statutory auditors until the close of our next Annual GeneralMeeting of Shareholders.5.To ratify the appointment of PwC as the Company’s US independent registeredpublic accounting firm for the fiscal year ending December 31, 2025.6.To authorize the Company’s Board of Directors, through its Audit Committee, theauthority to determine PwC's remuneration in its capacity as our UK statutoryauditors until the close of our next Annual General Meeting of Shareholders.7.To receive the Company’s UK statutory annual accounts and report for the periodended December 31, 2024.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Special Resolutions12.Subject to the passing of Proposal No. 11, to empower the Board of Directors generally pursuant to section 570(1) and section 573 of the Companies Act to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the general authority conferred on them by Proposal No. 11 as if section 561(1) of the Companies Act did not apply to that allotment. This power (a) shall be limited to the allotment of equity securities up to a maximum aggregate of $6,976.33; (b) will expire (unless previously renewed, varied or revoked) on June 2, 2030, but we may at any time before the expiration of this power make an offer or agreement which would or might require equity securities to be allotted after that expiry and the Board of Directors may allot equity securities pursuant to any of those offers or agreements as if the power had not expired; and (c) will apply in relation to a sale of shares which is an allotment of equity securities by virtue of section 560(3) of the Companies Act as if in the first paragraph of this proposal the words “pursuant to the general authority conferred on them by Proposal No. 11” were omitted. For purposes of this resolution, references to the allotment of equity securities shall be interpreted in accordance with section 560 of the Companies Act. This resolution replaces all unexercised powers previously granted to the Board of Directors, pursuant to the adoption of the Articles in June 2024, to allot equity securities as if section 561 of the Companies Act did not apply but shall be without prejudice to any allotment of equity securities already made or agreed or agreed to be made pursuant to such authorities. 13.To authorize the Board of Directors to conduct a transaction with the Company’s wholly-owned subsidiary, Kiniksa Pharmaceuticals, Ltd. (“Kiniksa Bermuda”), whereby the Company will redeem the preference shares previously issued to Kiniksa Bermuda through the capitalization of the Company’s merger reserve account and subsequently cancelling the merger reserve bonus share issued as part of such capitalization via a court-approved process, thus creating distributable reserves to be utilized to redeem such preference shares and thereby allowing for the liquidation of Kiniksa Bermuda. NOTE: At the Company’s Annual General Meeting, the proxies have discretion to transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Signature [PLEASE SIGN WITHIN BOX]DateSignature [PLEASE SIGN WITHIN BOX]Date

[PRELIMINARY - SUBJECT TO COMPLETION]ANNUAL GENERAL MEETING OF SHAREHOLDERS OFKINIKSA PHARMACEUTICALS INTERNATIONAL, PLCJUNE 3, 20253:00 PM BRITISH SUMMER TIME (10:00 AM EASTERN DAYLIGHT TIME)Please date, sign and mail this proxy card in the postage-paid return-addressed envelope provided as soon as possible.Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:The Proxy Statement, Annual Report, UK Annual Report and other proxy materials are available at www.proxyvote.com.V72390-P27849KINIKSA PHARMACEUTICALS INTERNATIONAL, PLCANNUAL GENERAL MEETING OF SHAREHOLDERSTO BE HELD ON JUNE 3, 2025 3:00 PM BRITISH SUMMER TIME (10:00 AM EASTERN DAYLIGHT TIME)THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Sanj K. Patel and Madelyn Zeylikman, or either of them, each with full power of substitution, as proxies to represent and vote as designated on the reverse side, all the Class A Shares and Class B Shares of Kiniksa Pharmaceuticals International, plc held of record by the undersigned on April 8, 2025, and entitled to vote at the Annual General Meeting of Shareholders to be held at 3:00 PM British Summer Time (10:00 AM Eastern Daylight Time) on June 3, 2025, and any continuation, adjournment or postponement thereof.This Proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this Proxy will be